                                          Rule 497(c)
                                          Securities Act File No. 33-82362
                                          Investment Co. Act File No. 811-8686
                                     [LOGO]

                                   PROSPECTUS

                               SEPTEMBER 29, 1995

                [ ] WARBURG PINCUS CAPITAL APPRECIATION FUND
                [ ] WARBURG PINCUS EMERGING GROWTH FUND
                [ ] WARBURG PINCUS POST-VENTURE CAPITAL FUND
                [ ] WARBURG PINCUS INTERNATIONAL EQUITY FUND
                [ ] WARBURG PINCUS JAPAN OTC FUND

                              WARBURG PINCUS FUNDS
                                 P.O. BOX 9030
                        BOSTON, MASSACHUSETTS 02205-9030
                        TELEPHONE NUMBER: (800) 888-6878

                                                              September 29, 1995

PROSPECTUS

Warburg Pincus Funds are a family of open-end mutual funds that offer investors a variety of investment opportunities. Five funds are described in this
Prospectus:

WARBURG,  PINCUS CAPITAL APPRECIATION FUND  seeks long-term capital appreciation
by  investing  principally  in   equity  securities  of  medium-sized   domestic
companies.

WARBURG, PINCUS EMERGING GROWTH FUND seeks maximum capital appreciation by investing in equity securities of small- to medium-sized companies in the United States with emerging or renewed growth potential.

WARBURG, PINCUS POST-VENTURE CAPITAL FUND seeks long-term growth of capital by investing principally in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Because of the nature of the Fund's investments and certain strategies it may use, an investment in the Fund involves certain risks and may not be appropriate for all investors.

WARBURG, PINCUS INTERNATIONAL EQUITY FUND seeks long-term capital appreciation by investing in international equity securities that are considered by the Fund's investment adviser to have above-average potential for appreciation.

WARBURG, PINCUS JAPAN OTC FUND seeks long-term capital appreciation by investing in a portfolio of securities traded in the Japanese over-the-counter market.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods. See 'Risk Factors and Special Considerations.'

NO LOAD CLASS OF COMMON SHARES

Each Fund offers two classes of shares. A class of Common Shares that is 'no load' is offered by this Prospectus (i) directly from the Funds' distributor, Counsellors Securities Inc., and (ii) through various brokerage firms including Charles Schwab & Company, Inc. Mutual Fund OneSourceTM Program; Fidelity Brokerage Services, Inc. FundsNetworkTM Program; Jack White & Company, Inc. and Waterhouse Securities, Inc. The availability of the Japan OTC Fund through these brokerage firms may vary. Common Shares of the Japan OTC Fund and the Post-Venture Capital Fund are subject to a 12b-1 fee of .25% per annum.

LOW MINIMUM INVESTMENT

The minimum initial investment in each Fund is $2,500 ($500 for an IRA or Uniform Gifts to Minors Act account) and the minimum subsequent investment is $100. Through the Automatic Monthly Investment Plan, subsequent investment minimums may be as low as $50. See 'How to Purchase Shares.'

This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about each Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the 'SEC') and is available to investors without charge by calling Warburg Pincus Funds at (800) 257-5614. Information regarding the status of shareholder accounts may be obtained by calling Warburg Pincus Funds at (800) 888-6878. The Statements of Additional Information bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus.

--------------------------------------------------------------------------------

THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION  OR  ANY STATE  SECURITIES  COMMISSION NOR  HAS  THE
     SECURITIES   AND  EXCHANGE   COMMISSION  OR   ANY  STATE  SECURITIES
       COMMISSION  PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF   THIS
         PROSPECTUS.     ANY     REPRESENTATION    TO    THE CONTRARY
                             IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUNDS' EXPENSES


     Each of Warburg, Pincus Capital Appreciation Fund, Emerging Growth Fund, International Equity Fund, Japan OTC Fund and Post-Venture Capital Fund (the 'Funds') currently offers two separate classes of shares: Common Shares and Advisor Shares. For a description of Advisor Shares see 'General Information' and 'Shareholder Servicing.' In addition, Common Shares of the Japan OTC Fund and the Post-Venture Capital Fund pay the Fund's distributor a 12b-1 fee. See 'Management of the Funds -- Distributor.'



                                                                CAPITAL      EMERGING   INTERNATIONAL   JAPAN       POST-
                                                              APPRECIATION    GROWTH       EQUITY        OTC       VENTURE
                                                                  FUND         FUND         FUND        FUND        FUND
                                                              ------------   --------   -------------   -----     ---------
Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases (as a percentage
       of offering price)....................................    0             0            0            0           0
     Redemption Fee (as a percentage of the value of shares
       redeemed).............................................    0             0            0           1.00 %*      0
Annual Fund Operating Expenses (after fee waivers) (as a
  percentage of average net assets)
     Management Fees.........................................      .69%         .86%         1.00%       .97 %`D'      .69 %`D'
     12b-1 Fees..............................................    0             0            0            .25 %         .25 %
     Other Expenses..........................................      .36%         .36%          .44%       .53 %`D'      .71 %`D'
                                                                ------       --------      ------       -----     ---------
     Total Fund Operating Expenses...........................     1.05%        1.22%         1.44%      1.75 %        1.65 %
EXAMPLE
     You would pay the following expenses
       on a $1,000 investment, assuming (1) 5% annual return
       and (2) redemption at the end of each time period:
     1 year..................................................     $ 11         $ 12         $  15       $ 18          $ 17
     3 years.................................................     $ 33         $ 39         $  46       $ 55          $ 52
     5 years.................................................     $ 58         $ 67         $  79       n.a.          n.a.
     10 years................................................     $128         $148         $ 172       n.a.          n.a.


------------

* Redemption fees are charged to shareholders redeeming their shares of the Japan OTC Fund within six months after the date of purchase and are paid to the Fund. The redemption fee is currently being waived until such later date as the Japan OTC Fund may determine. See 'How to Redeem and Exchange Shares.'


 `D' Estimated amounts  to be  charged  in the  current  fiscal year  after  the anticipated waiver of fees by the Funds' investment adviser and co-administrator; the investment adviser and co-administrator are under no obligation to continue these waivers.

     The expense table shows the costs and expenses that an investor will bear directly or indirectly as a Common Shareholder of each Fund. With respect to the Japan OTC Fund and the Post-Venture Capital Fund, 'Other Expenses' are based on estimated amounts to be charged in the current fiscal year. Absent the anticipated waiver of fees by the Funds' investment adviser and co-administrator, Management Fees for the Japan OTC and Post-Venture Capital Funds would each equal 1.25%, Other Expenses would equal .56% and .75%, respectively, and Total Fund Operating Expenses would equal 2.06% and 2.25%, respectively; the investment adviser and co-administrator are under no obligation to continue these waivers. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in a Fund's Common Shares, which fees are not reflected in the table. Absent the voluntary waiver of a portion of the fees payable to the Funds' investment adviser, the Management Fees for the Capital Appreciation Fund and the Emerging Growth Fund would have equalled .70% and .90%, respectively, and Total Fund Operating Expenses for the Capital Appreciation Fund and the Emerging Growth Fund would have equalled 1.06% and 1.26%, respectively. No fees were waived in the case of the International Equity Fund. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term shareholders of the Japan OTC Fund or the Post-Venture Capital Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the 'NASD').


FINANCIAL HIGHLIGHTS
(FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


     The information regarding each Fund for the two fiscal years/period ending October 31, 1994 has been derived from information audited by Coopers & Lybrand L.L.P., independent auditors, whose report dated December 12, 1994 appears in the relevant Fund's Statement of Additional Information. For the Capital Appreciation, Emerging Growth and International Equity Funds, the information for the prior fiscal years/period ending October 31, 1992 (up to three such years/period) has been audited by Ernst & Young LLP, whose report was unqualified. The information for the six months ended April 30, 1995 is unaudited. Financial information is not presented for the Post-Venture Capital Fund, which had not commenced operations as of April 30, 1995. Further information about the performance of the Funds (other than the Post-Venture Capital Fund) is contained in the Funds' annual report, dated October 31, 1994, copies of which may be obtained without charge by calling Warburg
Pincus Funds at (800) 257-5614.

CAPITAL APPRECIATION FUND


                                                                                                              FOR THE PERIOD
                          FOR THE SIX                                                                         AUGUST 17, 1987
                            MONTHS                                                                             (COMMENCEMENT
                             ENDED                                                                             OF OPERATIONS)
                           APRIL 30,                        FOR THE YEAR ENDED OCTOBER 31,                        THROUGH
                             1995         -------------------------------------------------------------------   OCTOBER 31,
                          (UNAUDITED)      1994      1993      1992      1991      1990      1989       1988       1987
                          -----------     ------    ------    ------    ------    ------    ------     ------  -------------
Net Asset Value,
  Beginning of Period....   $ 14.29       $15.32    $13.30    $12.16    $ 9.78    $11.48    $ 9.47      $7.74     $ 10.00
                          -----------     ------    ------    ------    ------    ------    ------     ------      ------
  Income from Investment
    Operations
  Net Investment Income
    (Loss)...............       .03          .04       .05       .04       .15       .20       .19        .17         .04
  Net Gains (Loss) from
    Securities (both
    realized and
    unrealized)..........       .75          .17      2.78      1.21      2.41     (1.28)     2.15       1.70       (2.30)
                          -----------     ------    ------    ------    ------    ------    ------     ------      ------
  Total from Investment
    Operations...........       .78          .21      2.83      1.25      2.56     (1.08)     2.34       1.87       (2.26)
                          -----------     ------    ------    ------    ------    ------    ------     ------      ------
  Less Distributions
  Dividends (from net
    investment income)...       .00         (.05)     (.05)     (.06)     (.18)     (.21)     (.19)      (.14)        .00
  Distributions (from
    capital gains).......      (.98)       (1.19)     (.76)     (.05)      .00      (.41)     (.14)       .00         .00
                          -----------     ------    ------    ------    ------    ------    ------     ------      ------
  Total Distributions....      (.98)       (1.24)     (.81)     (.11)     (.18)     (.62)     (.33)      (.14)        .00
                          -----------     ------    ------    ------    ------    ------    ------     ------      ------
Net Asset Value, End of
  Period.................   $ 14.09       $14.29    $15.32    $13.30    $12.16    $ 9.78    $11.48      $9.47     $  7.74
                          -----------     ------    ------    ------    ------    ------    ------     ------      ------
                          -----------     ------    ------    ------    ------    ------    ------     ------      ------
Total Return.............     13.25%*       1.65%    22.19%    10.40%    26.39%   (10.11%)   25.42%     24.31%     (71.26%)*
Ratios/Supplemental Data
Net Assets, End of Period
  (000s).................   $181,109      $159,346  $159,251  $117,900  $115,191  $76,537   $56,952    $29,351    $17,917
Ratios to Average Daily
  Net Assets:
  Operating expenses.....      1.08%*       1.05%     1.01%     1.06%     1.08%     1.04%     1.10%      1.07%       1.00%*
  Net investment
    income...............       .49%*        .26%      .30%      .41%     1.27%     2.07%     1.90%      2.00%       1.88%*
  Decrease reflected in
    above expense ratios
    due to
waivers/reimbursements...       .00%         .01%      .00%      .01%      .00%      .01%      .08%       .91%        .84%*
Portfolio Turnover
  Rate...................    153.53%*      51.87%    48.26%    55.83%    39.50%    37.10%    36.56%     33.16%      20.00%

------------
* Annualized.

EMERGING GROWTH FUND

                                                                                                               FOR THE PERIOD
                          FOR THE SIX                                                                         JANUARY 21, 1988
                            MONTHS                                                                             (COMMENCEMENT
                             ENDED                                                                             OF OPERATIONS)
                           APRIL 30,                        FOR THE YEAR ENDED OCTOBER 31,                        THROUGH
                             1995          -----------------------------------------------------------------    OCTOBER 31,
                          (UNAUDITED)        1994        1993       1992       1991       1990        1989          1988
                          -----------      --------    --------    -------    -------    -------     -------  ----------------
Net Asset Value,
  Beginning of Period....     $22.38         $23.74      $18.28     $16.97     $10.83     $13.58      $11.21        $10.00
                          -----------      --------    --------    -------    -------    -------     -------       -------
  Income from Investment
    Operations
  Net Investment Income
    (Loss)...............       (.05)           .00        (.10)      (.03)       .05        .13         .16           .07
  Net Gains (Loss) from
    Securities (both
    realized and
    unrealized)..........       1.72            .00        5.93       1.71       6.16      (2.32)       2.51          1.18
                          -----------      --------    --------    -------    -------    -------     -------       -------
  Total from Investment
    Operations...........       1.67            .00        5.83       1.68       6.21      (2.19)       2.67          1.25
                          -----------      --------    --------    -------    -------    -------     -------       -------
  Less Distributions
  Dividends (from net
    investment income)...        .00            .00         .00       (.01)      (.07)      (.18)       (.12)         (.04)
  Distributions (from
    capital gains).......        .00          (1.36)       (.37)      (.36)       .00       (.38)       (.18)          .00
                          -----------      --------    --------    -------    -------    -------     -------       -------
  Total Distributions....        .00          (1.36)       (.37)      (.37)      (.07)      (.56)       (.30)         (.04)
                          -----------      --------    --------    -------    -------    -------     -------       -------
Net Asset Value, End of
  Period.................     $24.05         $22.38      $23.74     $18.28     $16.97     $10.83      $13.58        $11.21
                          -----------      --------    --------    -------    -------    -------     -------       -------
                          -----------      --------    --------    -------    -------    -------     -------       -------
Total Return.............      15.62%*          .16%      32.28%      9.87%     57.57%    (16.90%)     24.20%        16.34%*
Ratios/Supplemental Data
Net Assets, End of Period
  (000s).................  $ 289,226       $240,664    $165,525    $99,562    $42,061    $23,075     $26,685      $ 10,439
Ratios to Average Daily
  Net Assets:
  Operating expenses.....       1.25%*         1.22%       1.23%      1.24%      1.25%      1.25%       1.25%         1.25%*
  Net investment income
    (loss)...............       (.52%)*        (.58%)      (.60%)     (.25%)      .32%      1.05%       1.38%         1.10%*
  Decrease reflected in
    above expense ratios
    due to
 waivers/reimbursements..        .00%           .04%        .00%       .08%       .47%       .42%        .78%         3.36%*
Portfolio Turnover
  Rate...................      97.48%*        60.38%      68.35%     63.35%     97.69%    107.30%     100.18%        82.21%

------------
* Annualized.

INTERNATIONAL EQUITY FUND

                          FOR THE SIX                                                              FOR THE PERIOD
                            MONTHS                                                                  MAY 2, 1989
                             ENDED                                                                  (COMMENCEMENT
                           APRIL 30,                  FOR THE YEAR ENDED OCTOBER 31,               OF OPERATIONS)
                             1995        ---------------------------------------------------------    THROUGH
                          (UNAUDITED)       1994         1993        1992        1991       1990   OCTOBER 31, 1989
                          -----------    ----------    --------    --------     -------    -------  ------------
Net Asset Value,
  Beginning of Period....     $20.51         $17.00      $12.22      $13.66      $11.81     $11.35     $10.00
                          -----------    ----------    --------    --------     -------    -------  ------------
  Income from Investment
    Operations
  Net Investment Income
    (Loss)...............        .09            .09         .09         .15         .19        .13         .05
  Net Gains (Losses) from
    Securities and
    Foreign Currency
    Related Items (both
    realized and
    unrealized)..........      (1.89)          3.51        4.84       (1.28)       2.03        .55        1.30
                          -----------    ----------    --------    --------     -------    -------  ------------
  Total from Investment
    Operations...........      (1.80)          3.60        4.93       (1.13)       2.22        .68        1.35
                          -----------    ----------    --------    --------     -------    -------  ------------
  Less Distributions
  Dividends (from net
    investment income)...       (.07)          (.04)       (.02)       (.16)       (.33)      (.10)        .00
  Distributions in excess
    of net investment
    income...............        .00           (.01)        .00         .00         .00        .00         .00
  Distributions (from
    capital gains).......       (.53)          (.04)       (.13)       (.15)       (.04)      (.12)        .00
                          -----------    ----------    --------    --------     -------    -------  ------------
  Total Distributions....       (.60)          (.09)       (.15)       (.31)       (.37)      (.22)        .00
                          -----------    ----------    --------    --------     -------    -------  ------------
Net Asset Value, End of
  Period.................     $18.11         $20.51      $17.00      $12.22      $13.66     $11.81      $11.35
                          -----------    ----------    --------    --------     -------    -------  ------------
                          -----------    ----------    --------    --------     -------    -------  ------------
Total Return.............     (17.05%)*       21.22%      40.68%      (8.44%)     19.42%      5.92%      28.73%*
Ratios/Supplemental Data
Net Assets, End of Period
  (000s)................. $1,796,703     $1,533,872    $378,661    $101,763     $72,553    $38,946    $ 13,260
Ratios to Average Daily
  Net Assets:
  Operating expenses.....       1.38%*         1.44%       1.48%       1.49%       1.50%      1.46%       1.50%*
  Net investment income
    (loss)...............        .90%*          .19%        .38%        .88%       1.19%      1.58%       1.33%*
  Decrease reflected in
    above expense ratios
    due to
waivers/reimbursements...        .00%           .00%        .00%        .07%        .17%       .38%        .89%*
Portfolio Turnover
  Rate...................      22.67%*        17.02%      22.60%      53.29%      54.95%     66.12%      27.32%

------------
* Annualized.

JAPAN OTC FUND

                            FOR THE SIX         FOR THE PERIOD
                            MONTHS ENDED      SEPTEMBER 30, 1994
                             APRIL 30,          (COMMENCEMENT
                                1995        OF OPERATIONS) THROUGH
                            (UNAUDITED)        OCTOBER 31, 1994
                            ------------    ----------------------
Net Asset Value,
  Beginning of Period....       $9.85                $10.00
                            ------------            -------
  Income from Investment
    Operations
  Net Investment
    Income...............          .01                  .00
  Net Gains (Losses) from
    Securities and
    Foreign Currency
    Related Items (both
    realized and
    unrealized)..........        (2.01)                (.15)
                            ------------            -------
  Total from Investment
    Operations...........        (2.00)                (.15)
                            ------------            -------
  Less Distributions
  Dividends (from net
    investment income)...          .00                  .00
  Distributions (from
    capital gains).......          .00                  .00
                            ------------            -------
  Total Distributions....          .00                  .00
                            ------------            -------
Net Asset Value, End of
  Period.................        $7.85                $9.85
                            ------------            -------
                            ------------            -------
Total Return.............       (36.72%)*            (15.84%)*
Ratios/Supplemental Data
Net Assets, End of Period
  (000s).................     $ 26,573             $ 19,878
Ratios to Average Daily
  Net Assets:
  Operating expenses.....         1.00%*               1.00%*
  Net investment
    income...............          .16%*                .49%*
  Decrease reflected in
    above expense ratios
    due to
waivers/reimbursements...         2.28%*               4.96%*
Portfolio Turnover
  Rate...................       138.17%*                .00%

------------
* Annualized.


  The Total Return shown above has been annualized; the actual Total Return (after the effect of expense waivers) for the one-month period September 30, 1994 (commencement of operations) through October 31, 1994 was -1.50%, and the actual Total Return (after the effect of expense waivers) for the six months ended April 30, 1995 was -20.30%. In the absence of expense waivers, the annualized Total Return shown above would have been -17.76% and -38.02% for the periods ended October 31, 1994 and April 30, 1995, respectively.

INVESTMENT OBJECTIVES AND POLICIES


     Each Fund's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Fund. Any investment involves risk and, therefore, there can be no assurance that any Fund will achieve its investment objective. See 'Certain Investment Strategies' for descriptions of certain types of investments the Funds may make.


CAPITAL APPRECIATION FUND


     The Capital Appreciation Fund seeks long-term capital appreciation. The Fund is a diversified management investment company that pursues its investment objective by investing in a broadly diversified portfolio of equity securities of domestic companies. The Fund will ordinarily invest substantially all of its total assets -- but no less than 80% of its total assets -- in common stocks, warrants and securities convertible into or exchangeable for common stocks. The Fund intends to focus on securities of medium-sized companies, consisting of companies having stock market capitalizations of between $500 million and $4.5 billion. (Market capitalization means the total market value of a company's outstanding common stock.) Under normal market conditions, except for temporary defensive purposes, the Fund will invest no less than 80% of its assets in medium-sized companies, with the remainder invested in companies with smaller or larger market capitalizations. The prices of securities of medium-sized companies, which are traded on exchanges or in the over-the-counter market, tend to fluctuate in value more than the prices of securities of large-sized companies.


     Warburg, Pincus Counsellors, Inc., the Funds' investment adviser ('Counsellors'), will attempt to identify sectors of the market and companies within market sectors that it believes will outperform the overall market. Counsellors also seeks to identify themes or patterns it believes to be associated with high growth potential firms, such as significant fundamental changes (including senior management changes) or generation of a large free cash flow.

EMERGING GROWTH FUND


     The Emerging Growth Fund seeks maximum capital appreciation. The Fund is a non-diversified management investment company that pursues its investment objective by investing in a portfolio of equity securities of domestic companies. The Fund ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation. Emerging growth companies are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.


     Although under current market conditions the Fund expects to invest in companies having stock market capitalizations of up to approximately $500 million, the Fund may invest in emerging growth companies without regard to their market capitalization. Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors and include smaller companies experiencing unusual developments affecting their market value. These 'special situation companies' include companies that are involved in the following: an acquisition or consolidation; a reorganization; a recapitalization; a merger, liquidation, or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company's stock; or a change in corporate control.

INTERNATIONAL EQUITY FUND


     The International Equity Fund seeks long-term capital appreciation. The Fund is a diversified management investment company that pursues its investment objective by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in Counsellors' judgment have their principal business activities and interests outside the United States. The Fund will ordinarily invest substantially all of its assets -- but no less than 65% of its total assets -- in common stocks, warrants and securities convertible into or exchangeable for common stocks. Ordinarily the Fund will hold no less than 65% of its total assets in at least three countries other than the United States. The Fund intends to be widely diversified across securities of many corporations located in a number of foreign countries. Counsellors anticipates, however, that the Fund may from time to time invest a significant portion of its assets in a single country such as Japan, which may involve special risks. See 'Risk Factors and Special Considerations -- Japanese Investments' below. In appropriate circumstances, such as when a direct investment by the International Equity Fund in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Fund may, consistent with the provisions of the Investment Company Act of 1940, as amended (the '1940 Act'), invest in the securities of closed-end investment companies that invest in foreign securities.


     The Fund intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets. Investment may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.

JAPAN OTC FUND


     The Japan OTC Fund seeks long-term capital appreciation. The Fund is a non-diversified management investment company that pursues its investment objective by investing in a portfolio of securities traded in the Japanese over-the-counter market. The Fund is designed to provide an opportunity to participate in the dynamic structural changes in the Japanese industrial system through investment in less-established, higher growth companies that can be expected to benefit from these changes. At all times, except during temporary defensive periods, the Fund will maintain at least 65% of its total assets in securities of companies traded through JASDAQ, the primary Japanese over-the-counter market, or the Japanese Second Section OTC Market (the 'Frontier Market'). The portion of the Fund's assets that is not invested through JASDAQ or the Frontier Market may be invested in securities of Japanese issuers that are not traded through JASDAQ or the Frontier Market or exchange-traded and over-the-counter securities of issuers in other Asian markets, in addition to the other instruments described below. The Fund may invest up to 35% of its total assets in securities of other Asian issuers, with no more than 10% invested in any one country. The Fund will not invest in securities of non-Asian issuers, except that the Fund may, for defensive purposes, invest in U.S. debt securities and money market instruments. The Fund intends its portfolio to consist principally of equity securities (common stock, warrants and securities convertible into common stock), which may include shares of closed-end investment companies investing in Asia. The Japan OTC Fund may also invest up to 5% of the Fund's net assets in each of the following: foreign debt securities, including foreign government securites and debt obligations of supranational entities, mortgage-backed securities, asset-backed securities and zero coupon securities. The Japan OTC Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies. From time to time, the Japan OTC Fund may hedge part or all of its exposure to the Japanese yen, thereby reducing or substantially eliminating any favorable or unfavorable impact of changes in the value of the yen in relation to the U.S. dollar.

     At December 31, 1994, 581 issues were traded through JASDAQ, having an aggregate market capitalization in excess of 14 trillion yen (approximately $134 billion as of September 19, 1995). The entry requirements for JASDAQ generally require a minimum of 2 million shares outstanding at the time of registration, a minimum of 200 shareholders, minimum pre-tax profits of 10 yen (approximately $.10 as of September 19, 1995) per share over the prior fiscal year and net worth of 200 million yen (approximately $1.92 million as of September 19, 1995). JASDAQ has generally attracted small growth companies or companies whose major shareholders wish to sell only a small portion of the company's equity.

     The Frontier Market is under the jurisdiction of JASDAQ, which is overseen by the Japanese Securities and Exchange Commission. The Frontier Market has less stringent entry requirements than those described above for JASDAQ and is designed to enable early stage companies access to capital markets. Frontier Market companies need not have a history of earnings, provided their spending on research and development equals at least 3% of revenues. In addition, companies traded through the Frontier Market are not required to have 2 million shares outstanding at the time of registration. As a result, investments in companies traded through the Frontier Market may involve a greater degree of risk than investments in companies traded through JASDAQ. As of the date of this Prospectus, there were not yet any registrations on the Frontier Market, but the first registrations are expected to be effective in November 1995.


POST-VENTURE CAPITAL FUND



     The Post-Venture Capital Fund seeks long-term growth of capital. The Fund is a diversified management investment company that pursues its investment objective by investing primarily in equity securities of companies considered by Counsellors to be in their post-venture capital stage. The Fund is not designed to provide venture capital financing. Rather, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of 'post-venture capital companies.' A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ('IPO'), whichever is later, will have been made within ten years prior to the Fund's purchase of the company's securities.



     Counsellors believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average or the Fortune 500. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's IPO. Counsellors will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain accredited investors. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.



     Counsellors has experience in researching smaller companies, companies in the early stages of development and venture capital-financed companies. Its team of analysts, led by Elizabeth Dater and Stephen Lurito, regularly monitors portfolio companies whose securities are held by over 250 of the larger domestic venture capital funds. Ms. Dater and Mr. Lurito have managed post-venture equity securities in separate accounts for institutions since 1989 and currently manage over $800 million of such assets for institutions. The Fund will invest in securities of post-venture capital companies that are traded on a national securities exchange or in an organized over-the-counter market. The Fund may also hold non-publicly traded equity securities of companies in the venture and post-venture stages of development, such as those of closely-held companies or private placements of public companies. The portion of the Fund's assets invested in these non-publicly traded securities, which together with the Fund's other illiquid assets may not exceed 15% of the Fund's assets, will vary over time depending on investment opportunities and other factors. The Fund may also invest up to 35% of its assets in exchange-traded and over-the-counter securities that do not meet the definition of post-venture capital companies without regard to market capitalization. Up to 10% of the Fund's assets may be invested in securities of issuers engaged in 'special situations,' such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; a change in corporate control or investment by a venture capitalist.



     To attempt to reduce risk, the Fund will diversify its investments over a broad range of issuers operating in a variety of industries. The Fund may hold securities of companies of any size, and will not limit capitalization of companies it selects to invest in. However, due to the nature of the venture capital to post-venture cycle, the Fund anticipates that the average market capitalization of companies in which it invests will be less than $1 billion at the time of investment. Although the Fund will invest primarily in U.S. companies, up to 20% of the Fund's assets may be invested in securities of issuers located in any foreign country. Equity securities in which the Fund will invest are common stock, preferred stock, warrants and securities convertible into or exchangeable for common stock. The Fund may engage in a variety of strategies to reduce risk or seek to enhance return, including engaging in short selling (see 'Certain Investment Strategies').


PORTFOLIO INVESTMENTS


INVESTMENT GRADE DEBT. The International Equity Fund and the Japan OTC Fund each may invest up to 35% of its total assets, and the Capital Appreciation Fund, the Emerging Growth Fund and the Post-Venture Capital Fund each may invest up to 20% of its total assets, in investment grade debt securities (other than money market instruments) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Counsellors. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Counsellors' ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Ratings Group ('S&P') or, if unrated, is determined to be of comparable quality by Counsellors. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities. Counsellors will consider such event in its determination of whether the Fund should continue to hold the securities. The Japan OTC Fund does not currently intend during the coming year to hold more than 5% of its net assets in securities that have been downgraded below investment grade.

     When Counsellors believes that a defensive posture is warranted, each Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements as discussed below. When such a defensive posture is warranted, the International Equity Fund and the Japan OTC Fund may also invest temporarily without limit in securities of U.S. companies.


MONEY MARKET OBLIGATIONS. Each Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign money market obligations having a maturity of one year or less at the time of purchase and for temporary defensive purposes may invest in these securities without limit. These short-term instruments consist of obligations issued or guaranteed by the United States government, its agencies or instrumentalities ('U.S. government securities') (including, in the case of the Capital Appreciation, Emerging Growth and International Equity Funds, repurchase agreements with respect to such securities); bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Counsellors to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories and, in the case of the Japan OTC Fund and the Post-Venture Capital Fund, repurchase agreements with respect to the foregoing.


     Repurchase Agreements. The Funds may invest in repurchase agreement transactions on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. Counsellors, acting under the supervision of the Fund's Board of Directors or Board of Trustees ('governing Board' or 'Board'), monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

     Money Market Mutual Funds. Where Counsellors believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund, Counsellors or, in the case of the Japan OTC Fund, the sub-investment adviser (each investment adviser and sub-investment adviser referred to individually as an 'Adviser'). As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

U.S. GOVERNMENT SECURITIES. U.S. government securities in which a Fund may invest include: direct obligations of the U.S. Treasury, and obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.

CONVERTIBLE SECURITIES. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. The Japan OTC Fund will invest only in convertible securities rated investment grade at the time of purchase or deemed to be of equivalent quality. The Japan OTC Fund does not currently intend during the coming year to hold more than 5% of its net assets in the aggregate of investment grade convertible securities and investment grade debt downgraded below investment grade subsequent to acquisition by the Fund.

RISK FACTORS AND SPECIAL
CONSIDERATIONS

EMERGING GROWTH AND SMALL COMPANIES. Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. Investing in securities of emerging growth companies, which may include JASDAQ and Frontier Market securities, may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Securities of issuers in 'special situations' also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in 'special situations' include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the companies' securities. Although investing in securities of emerging growth companies or 'special situations' offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Capital Appreciation Fund, the Emerging Growth Fund, the Japan OTC Fund or the Post-Venture Capital Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies. For certain additional risks relating to each Fund's investments, see 'Portfolio Investments' beginning at page 9 and 'Certain Investment Strategies' beginning at page 14.


JAPANESE INVESTMENTS. A significant portion of the Japan OTC Fund's assets will be invested in securities traded through JASDAQ. Trading of equity securities through the JASDAQ market is conducted by securities firms in Japan, primarily through an organization which acts as a 'matching agent,' as opposed to a recognized stock exchange. Consequently, securities traded through JASDAQ may, from time to time, and especially in falling markets, become illiquid and experience short-term price volatility and wide spreads between bid and offer prices. This combination of limited liquidity and price volatility may have an adverse effect on the investment performance of the Fund. In periods of rapid price increases, the limited liquidity of JASDAQ restricts the Fund's ability to adjust its portfolio quickly in order to take full advantage of a significant market increase, and conversely, during periods of rapid price declines, it restricts the ability of the Fund to dispose of securities quickly in order to realize gains previously made or to limit losses on securities held in its portfolio. In addition, although JASDAQ has generally experienced sustained growth in aggregate market capitalization and trading volume, there have been periods in which aggregate market capitalization and trading volume have declined. The Frontier Market is expected to present greater liquidity, volatility and trading considerations than JASDAQ.

     Investing in Japanese securities may involve the risks described below associated with investing in foreign securities generally. In addition, because the Japan OTC Fund invests primarily in Japan and the International Equity Fund may from time to time have a large position in Japanese securities, these Funds will be subject to general economic and political conditions in Japan. The Japan OTC Fund should be considered a vehicle for diversification, but the Fund itself is not diversified.

     Securities in Japan are denominated and quoted in 'yen.' Yen are fully convertible and transferable based on floating exchange rates into all currencies, without administrative or legal restrictions for both non-residents and residents of Japan. In determining the net asset value of shares of each Fund, assets or liabilities initially expressed in terms of Japanese yen will be translated into U.S. dollars at the current selling rate of Japanese yen against U.S. dollars. As a result, in the absence of a successful currency hedge, the value of each Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in the value of Japanese yen relative to the U.S. dollar.

     Japan is largely dependent upon foreign economies for raw materials. International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest.

     JASDAQ-traded securities can be volatile, which would result in the Japan OTC Fund's net asset value fluctuating in response. The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States, even after the recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.


     Japan has a parliamentary form of government. In 1993 a coalition government was formed which, for the first time since 1955, did not include the Liberal Democratic Party. Since mid-1993, there have been several changes in leadership in Japan. What, if any, effect the current political situation will have on prospective regulatory reforms on the economy in Japan cannot be predicted. Recent and future developments in Japan and neighboring Asian countries may lead to changes in policy that might adversely affect the Funds investing there. For additional information, see 'Japan and its Securities Markets,' beginning at page 28 of the Statement of Additional Information for the Japan OTC Fund, and 'Investment Policies -- Japanese Investments,' beginning at page 3 of the Statement of Additional Information for the International Equity Fund.


EMERGING MARKETS. The International Equity and Japan OTC Funds may invest in securities of issuers located in less developed countries considered to be 'emerging markets.' Investing in securities of issuers located in emerging markets involves not only the risks described below, with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.


INVESTMENTS IN NON-PUBLICLY TRADED SECURITIES. Although the Funds expect to invest primarily in publicly traded equity securities, each Fund may invest up to 10% of its assets (15% in the case of the Japan OTC Fund and the Post-Venture Capital Fund) in non-publicly traded equity securities, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the absence of any liquid trading market currently for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected. Except in the case of the Japan OTC Fund, each Fund's limitation on illiquid securities excludes

Rule 144A Securities determined by the Fund's Board to be liquid.


NON-DIVERSIFIED STATUS. Each of the Emerging Growth Fund and the Japan OTC Fund is classified as a non-diversified investment company under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Each Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the 'Code'), for qualification as a regulated investment company. As a non-diversified investment company, each Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that a Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

PORTFOLIO TRANSACTIONS AND
TURNOVER RATE


     A Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever an Adviser believes it to be in the best interests of the relevant Fund. A Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. It is not possible to predict the Japan OTC or the Post-Venture Capital Fund's portfolio turnover rate. However, it is anticipated that each Fund's annual turnover rate should not exceed 100%. High portfolio turnover rates (100% or more) may result in dealer mark ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' below and 'Investment Policies -- Portfolio Transactions' in each Fund's Statement of Additional Information.


     All orders for transactions in securities or options on behalf of a Fund are placed by an Adviser with broker-dealers that it selects, including Counsellors Securities Inc., the Funds' distributor ('Counsellors Securities'). A Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Counsellors believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the governing Board.

CERTAIN INVESTMENT STRATEGIES

     Although there is no intention of doing so during the coming year, each Fund is authorized to engage in the following investment strategies: (i) purchasing securities on a when-issued basis and purchasing or selling securities for delayed delivery and (ii) lending portfolio securities. As described below, the Funds may invest in investments commonly referred to as 'derivative securities,' such as options on securities, stock indexes and currencies; futures contracts and options on futures contracts; and currency forward contracts. These strategies may be used for the purpose of hedging against a decline in value of its portfolio holdings or to generate income to offset expenses or increase return. SUCH TRANSACTIONS THAT ARE NOT CONSIDERED
HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE THE FUND'S INVESTMENT RISK. Detailed information concerning these strategies and their related risks is contained below and in each Fund's Statement of Additional Information.

STRATEGIES AVAILABLE TO ALL FUNDS


FOREIGN SECURITIES. The International Equity Fund and the Japan OTC Fund each will ordinarily hold no less than 65% of its total assets in foreign securities. The Emerging Growth Fund may invest up to 10% and the Capital Appreciation Fund and the Post-Venture Capital Fund may each invest up to 20% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.


RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the '1933 Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the 1933 Act ('Rule 144A Securities'). An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Fund's limitation on the purchase of illiquid securities, unless the Fund's governing Board determines on an ongoing basis that an adequate trading market exists for the security. In the case of the Japan OTC Fund, Rule 144A Securities will be limited to 10% of the Fund's net assets, included within the Fund's 15% limit on illiquid securities. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The governing Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The governing Board may adopt guidelines and delegate to an Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.


WRITING OPTIONS ON SECURITIES. Each Fund may write covered call options and, in the case of the Japan OTC Fund and the Post-Venture Capital Fund, covered put options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time. Thus, the purchaser of a put option written by a Fund has the right to compel the purchase by the Fund of the underlying security at an agreed-upon price for a specified time period or at a specified time, while the purchaser of a call option written by a Fund has the right to purchase from the Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period or at a specified time.


     Upon the exercise of a put option written by the Japan OTC Fund or the Post-Venture Capital Fund, the Fund may suffer an economic loss equal to the excess of the exercise price of the option over the security's market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the premium received for writing the option.


     A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. The ability of a Fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While a Fund generally will purchase or write options only if there appears to be a liquid secondary market for the options purchased or sold, for some options, no such secondary market may exist or the market may cease to exist, particularly with respect to options that trade over-the-counter ('OTC options').

     Option writing for each Fund may be limited by position and exercise limits established by securities exchanges and the NASD. Furthermore, a Fund may, at times, have to limit its option writing in order to qualify as a regulated investment company under the Code.

     In addition to writing covered options to generate income, each Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. Each Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. A Fund will engage in hedging transactions only when deemed advisable by an Adviser. Successful use by a Fund of options for hedging purposes will depend on an Adviser's ability to correctly predict movements in the direction of the security underlying the option or, in the case of stock index options (described below), the underlying securities market, which could prove to be inaccurate. Losses incurred in options transactions and the costs of these transactions will affect each Fund's performance. Even if an

Adviser's expectations are correct, where options are used as a hedge there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged. Therefore, an investment in the Funds may involve a greater risk than an investment in other mutual funds that seek capital appreciation or growth of capital.


PURCHASING PUT AND CALL OPTIONS ON SECURITIES. The International Equity Fund, the Japan OTC Fund and the Post-Venture Capital Fund each may utilize up to 10% of its assets to purchase put and call options on stocks and debt securities that are traded on foreign as well as U.S. exchanges, as well as OTC options. The Capital Appreciation Fund and the Emerging Growth Fund each may utilize up to 2% of its assets to purchase U.S. exchange-traded and OTC put and call options on stocks and debt securities.


     By buying a put, a Fund limits its risk of loss from a decline in the market value of the underlying security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by each Fund in order to acquire the underlying securities for the Fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. Each Fund also may purchase call options to increase its return to investors at a time when the option is expected to increase in value due to anticipated appreciation of the underlying security.

     Prior to their expirations, put and call options may be sold in closing sale transactions (sales by a Fund, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.


STOCK INDEX OPTIONS. In addition to purchasing and writing options on securities, each Fund may utilize up to 10% of its total assets to purchase exchange-listed and, in the case of the International Equity Fund, the Japan OTC Fund and the Post-Venture Capital Fund, OTC put and call options on stock indexes, and may write put and call options on such indexes. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indexes are similar to options on stock except that (i) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash 'exercise settlement amount' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise multiplied by (b) a fixed 'index multiplier.' The discussion of options on securities above, and the related risks, is applicable to options on securities indexes.



FUTURES CONTRACTS AND OPTIONS. Each Fund may enter into interest rate, stock index and, in the case of the International Equity, Japan OTC and Post-Venture Capital Funds, currency futures contracts and purchase and write (sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the 'CFTC') or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for 'bona fide hedging' as defined in CFTC regulations and other permissible purposes including (i) protecting against anticipated changes in the value of portfolio securities the Fund intends to purchase and (ii) increasing return.

     An interest rate futures contract is a standardized contract for the future delivery of a specified interest rate sensitive security (such as a U.S. Treasury Bond or U.S. Treasury Note or its equivalent) at a future date at a price set at the time of the contract. Stock indexes are capitalization weighted indexes which reflect the market value of the stock listed on the indexes. A stock index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the beginning and at the end of the contract period. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place.

     Parties to a futures contract must make 'initial margin' deposits to secure performance of the contract. There are also requirements to make 'variation margin' deposits from time to time as the value of the futures contract fluctuates. The Funds are not commodity pools and, in compliance with CFTC regulations currently in effect, may enter into any futures contracts and related options for 'bona fide hedging' purposes and, in addition, for other purposes, provided that aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of each Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Each Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. Certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

     There are several risks in connection with the use of futures contracts. Successful use of futures contracts is subject to the ability of the Advisers to predict correctly movements in the direction of the currency, interest rate or stock index underlying the particular futures contract or related option. These predictions and, thus, the use of futures contracts involve skills and techniques that are different from those involved in the management of portfolio securities. In addition, there can be no assurance that there will be a correlation between movements in the currencies, interest rate or index underlying the futures contract and movements in the price of the portfolio securities which are the subject of a hedge. A decision concerning whether, when and how to utilize futures involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends in foreign currencies, interest rates or stock indexes. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

     A further risk involves the lack of a liquid secondary market for a futures contract and the resulting inability to close out a futures contract. Futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the Fund's securities that are being hedged or the Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES. Each Fund will comply with guidelines established by the SEC designed to eliminate any potential for leverage with respect to options written by the Fund on currencies, securities and indexes; currency, interest rate and index futures contracts and options on these futures contracts and forward currency contracts. The use of these strategies may require that a Fund maintain cash or certain liquid high-grade debt securities or other assets that are acceptable as collateral to the appropriate regulatory authority in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.



STRATEGY AVAILABLE TO THE INTERNATIONAL EQUITY FUND, THE JAPAN OTC FUND AND THE POST-VENTURE CAPITAL FUND



CURRENCY EXCHANGE TRANSACTIONS. Each Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and to increase the Fund's income and total return (except that the International Equity Fund may only enter into forward currency contracts for hedging purposes). Each Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into forward contracts to purchase or sell currency, (iii) as described above, through entering into foreign currency futures contracts or options on such contracts or (iv) in the case of the Japan OTC Fund and the Post-Venture Capital Fund, by purchasing currency options.


     Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The use of forward currency contracts as a hedge does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time they also limit any potential gain that might result should the value of the currency increase.


STRATEGIES AVAILABLE TO THE JAPAN OTC FUND
AND THE POST-VENTURE CAPITAL FUND


CURRENCY OPTIONS. Each Fund may purchase exchange-traded put and call options on currencies. An option on a foreign currency gives the purchaser, in return for a premium, the right to sell, in the case of a put, and buy, in the case of a call, the underlying currency at a specified price during the term of the option. The benefit to the Fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forgo a portion or all of the benefits of advantageous changes in the rates.

REVERSE REPURCHASE AGREEMENTS. Each of the Japan OTC Fund and the Post-Venture Capital Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.


DOLLAR ROLL TRANSACTIONS. Each Fund also may enter into 'dollar rolls,' in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time that the Fund enters into a dollar roll transaction, it will place in a segregated account maintained with an approved custodian cash or other liquid high-grade debt obligations having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. For financial reporting and tax purposes, each Fund proposes to treat dollar rolls as two separate transactions, one involving the sale of a security and a separate transaction involving the purchase of a security. The Funds do not currently intend to enter into dollar rolls that are accounted for as a financing.


STRATEGY AVAILABLE TO THE POST-VENTURE CAPITAL FUND


SHORT SELLING. The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells borrowed securities in anticipation of a decline in the market price of the securities. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The current market value of the securities sold short will not exceed 10% of the Fund's assets.

     When the Fund makes a short sale, the proceeds it receives from the sale are retained by a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

     The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or U.S. government securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or U.S. government securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

     Short Sales Against the Box. The Fund may, in addition to engaging in short sales as described above, enter into a short sale of securities such that when the short position is open the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one 'against the box,' will be entered into by the Fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will generally be held by the broker until the settlement date when the Fund delivers securities to close out its short position. Although prior to delivery the Fund will have to pay an amount equal to any dividends paid on the securities sold short, the Fund will receive the dividends from the securities sold short or the dividends from the preferred stock or interest from the debt securities convertible or exchangeable into the securities sold short, plus a portion of the interest earned from the proceeds of the short sale. The Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. The Fund will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

     The extent to which the Fund may make short sales may be limited by Code requirements for qualification as a regulated investment company. See 'Dividends, Distributions and Taxes' for other tax considerations applicable to short sales.

INVESTMENT GUIDELINES


     The International Equity Fund, the Capital Appreciation Fund and the Emerging Growth Fund may each invest up to 10% of its total assets (15% of net assets, in the case of the Japan OTC Fund and the Post-Venture Capital Fund) in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ('illiquid securities'), including
(i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) in the case of the Japan OTC Fund, Rule 144A Securities. In addition, up to 5% of each Fund's total assets may be invested in the securities of issuers which have been in continuous operation for less than three years, and up to an additional 5% of its total assets may be invested in warrants. Each Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Fund may not exceed 10% of its total assets (30% in the case of the International Equity Fund, the Japan OTC Fund and the Post-Venture Capital Fund) and may pledge up to 10% of its assets (to the extent necessary to secure permitted borrowings in the case of the Japan OTC Fund and the Post-Venture Capital Fund) in connection with borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Fund's total assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the governing Board of each Fund, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in each Fund's Statement of Additional Information.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISERS. Each Fund employs Counsellors as investment adviser to the Fund. The Japan OTC Fund employs SPARX Investment & Research, USA, Inc. ('SPARX USA') as its sub-investment adviser. With respect to each Fund other than the Japan OTC Fund, Counsellors, subject to the control of each Fund's officers and the governing Board, manages the investment and reinvestment of the assets of the Funds in accordance with each Fund's investment objective and stated investment policies. Counsellors makes investment decisions for each such Fund and places orders to purchase or sell securities on behalf of each such Fund. With respect to the Japan OTC Fund, Counsellors has general oversight for the day-to-day management of the Fund, manages the Fund's U.S. investments and investments in debt securities, determines the country allocation and industry allocation of Fund assets, monitors Fund expenses and evaluates the services provided by the sub-investment adviser to the Fund. Counsellors also employs a support staff of management personnel to provide services to the Funds and furnishes each Fund with office space, furnishings and equipment. SPARX USA, in accordance with the investment objective and policies of the Japan OTC Fund and under the supervision of Counsellors and the Fund's governing Board, makes investment decisions for the Fund involving Japanese and other Asian equity securities, places orders to buy and sell such securities on behalf of the Fund and provides research to the Fund relating to Japanese and other Asian companies and securities markets.


     For the services provided by Counsellors, the Capital Appreciation Fund, the Emerging Growth Fund, the International Equity Fund and the Post-Venture Capital Fund will each pay Counsellors a fee calculated at an annual rate of
 .70%, .90%, 1.00% and 1.25%, respectively, of the Fund's average daily net assets. The Japan OTC Fund pays Counsellors an advisory fee calculated at an annual rate of 1.25% of the Fund's average daily net assets, out of which Counsellors pays SPARX USA a fee of .625%. Although in the case of the Emerging Growth Fund, the International Equity Fund, the Japan OTC Fund and the Post-Venture Capital Fund this advisory fee is higher than that paid by most other investment companies, including money market and fixed income funds, Counsellors believes that it is comparable to fees charged by other mutual funds with similar policies and strategies. The advisory agreement between each Fund and Counsellors provides that Counsellors will reimburse the Fund to the extent certain expenses that are described in the Statement of Additional Information exceed applicable state expense limitations. Counsellors, SPARX USA and each Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Fund.

     Counsellors is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of August 31, 1995, Counsellors managed approximately $11.4 billion of assets, including approximately $5.8 billion of assets of twenty investment companies or portfolios. Incorporated in 1970, Counsellors is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), a New York general partnership. E.M. Warburg, Pincus & Co., Inc. ('EMW') controls Counsellors through its ownership of a class of voting preferred stock of Counsellors. Counsellors G.P. has no business other than being a holding company of Counsellors and its subsidiaries. Counsellors' address is 466 Lexington Avenue, New York, New York 10017-3147.


     SPARX USA, a Delaware corporation, is a wholly owned subsidiary of SPARX. SPARX USA, which has not previously acted as adviser to a U.S. investment company, is registered as an investment adviser under the U.S. Investment Advisers Act of 1940. SPARX is an independent investment advisory company, which is owned by Shuhei Abe. The predecessor of SPARX was incorporated in Tokyo in July 1988 and was registered as an investment adviser under the Investment
Advisory Act of 1986 of Japan. SPARX has no business other than providing investment advisory services, and as of August 31, 1995 had approximately $554 million in assets under management. SPARX USA's address is 413 Seaside Avenue, Honolulu, Hawaii 96815.



PORTFOLIO MANAGERS. The portfolio manager of the International Equity Fund is Richard H. King. Together with Shuhei Abe of SPARX USA, Mr. King, Nicholas P.W. Horsley and Nicholas Edwards are co-portfolio managers of the Japan OTC Fund. The president of the International Equity Fund, the Japan OTC Fund and Warburg Pincus Emerging Markets Fund is Mr. King. Mr. King has been a portfolio manager of the International Equity Fund since its inception on May 2, 1989, and Mr. King, Mr. Horsley and Mr. Abe have been co-portfolio managers of the Japan OTC Fund since its inception on September 30, 1994. Mr. Edwards has been a co-portfolio manager of the Japan OTC Fund since October 1995. Mr. King has been a managing director of EMW since 1989. From 1984 until 1988 he was chief investment officer and a director at Fiduciary Trust Company International S.A. in London, with responsibility for all international equity management and investment strategy. From 1982 to 1984 he was a director in charge of Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank. Mr. Horsley is a senior vice president of Counsellors and has been with Counsellors since 1993, before which time he was a director, portfolio manager and analyst at Barclays deZoete Wedd in New York City. Mr. Edwards has been with Counsellors since August 1995, before which time he was a director at Jardine Fleming Investment Advisers, Tokyo. He was a vice president of Robert Fleming Inc. in New York City from 1988 to 1991.



     Together with Mr. Horsley and Mr. Edwards, Harold W. Ehrlich and Vincent J. McBride are associate portfolio managers and research analysts for the International Equity Fund. Mr. Ehrlich is a senior vice president of Counsellors and has been with Counsellors and the Fund since February 1995, before which time he was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. Mr. McBride has been with Counsellors and the Fund since 1994. Prior to joining Counsellors, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment Corporation from 1992 to 1993. From 1989 to 1992 he was a portfolio manager/analyst at United Jersey Bank.

     Shuhei Abe of SPARX USA, a co-portfolio manager of the Japan OTC Fund, is the founder and president of SPARX Asset Management Company Ltd. ('SPARX'), the parent company of SPARX USA. Prior to founding SPARX in 1989 (by assuming control of a predecessor company), Mr. Abe worked for Soros Fund Management and Credit Suisse Trust Bank as an independent adviser. Toshikatsu Kimura is an associate portfolio manager of the Japan OTC Fund. Mr. Kimura has been a portfolio manager and analyst at SPARX since 1992, before which time he was a warrant trader and portfolio manager, respectively, at Sanyo Securities and Sanyo Investment Management from 1986 to 1990, and at Funai Capital from 1990 to 1992.


     The co-portfolio managers of the Emerging Growth Fund and the Post-Venture Capital Fund are Elizabeth B. Dater and Stephen J. Lurito, co-presidents of the Emerging Growth Fund. Ms. Dater has been portfolio manager of the Emerging Growth Fund since its inception on January 21, 1988. She is a managing director of EMW and has been a portfolio manager of Counsellors since 1978. Mr. Lurito has been a portfolio manager of the Emerging Growth Fund since 1990. He is a managing director of EMW and has been with Counsellors since 1987, before which time he was a research analyst at Sanford C. Bernstein & Company, Inc. Robert S. Janis and Christopher M. Nawn are associate portfolio managers and research analysts for the Post-Venture Capital Fund. Mr. Janis has been with Counsellors since October 1994, before which time he was a vice president and senior research analyst at U.S. Trust Company of New York. Mr. Nawn has been with Counsellors since September 1994, before which time he was a senior sector analyst and portfolio manager at the Dreyfus Corporation.


     George U. Wyper and Susan L. Black have been co-portfolio managers of the Capital Appreciation Fund since December 1994. Mr. Wyper is a managing director of EMW, which he joined in August 1994, before which time he was chief investment officer of White River Corporation and president of Hanover Advisers, Inc. (1993-August 1994), chief investment officer of Fund American Enterprises, Inc. (1990-1993) and the director of fixed income investments at Fireman's Fund Insurance Company (1987-1990). Ms. Black is a managing director of EMW and has been with Counsellors since 1985.


CO-ADMINISTRATORS. The Funds employ Counsellors Funds Service, Inc. ('Counsellors Service'), a wholly owned subsidiary of Counsellors, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Funds and their various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the governing Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in other regulatory filings as necessary and monitoring and developing compliance procedures for the Funds. As compensation, each Fund pays Counsellors Service a fee calculated at an annual rate of .10% of the Fund's average daily net assets.


     Counsellors may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the Funds. Qualified recipients are securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund shares.

     Each Fund employs PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates
the  Fund's   net   asset   value,  provides   all   accounting   services   for
the   Fund  and  assists  in  related  aspects  of  the  Fund's  operations.  As compensation the Emerging Growth Fund, the Capital Appreciation Fund and the Post-Venture Capital Fund each pays PFPC a fee calculated at an annual rate of
 .10% of each Fund's average daily net assets, and the International Equity Fund and the Japan OTC Fund each pays PFPC a fee calculated at an annual rate of .12% of each Fund's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million, subject in each case to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.


CUSTODIAN. Fiduciary Trust Company International ('Fiduciary') serves as custodian of the International Equity Fund's assets and State Street Bank and Trust Company ('State Street') serves as custodian of the Japan OTC Fund's assets. Fiduciary's principal business address is Two World Trade Center, New York, New York 10048. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.


     PNC  Bank,  National  Association  ('PNC'),  serves  as  custodian of the Post-Venture Capital Fund's U.S. assets, and State Street serves as custodian of the Fund's non-U.S. assets. PNC serves as custodian of the assets of the Capital Appreciation Fund and the Emerging Growth Fund
and  also provides  certain custodial   services  generally  in  connection
with purchases and sales of International Equity Fund shares. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101.


TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. It has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ('BFDS'), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.


DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Funds. Counsellors Securities is a wholly owned subsidiary of Counsellors and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the International Equity, Emerging Growth or Capital Appreciation Funds to Counsellors Securities for distribution services. Counsellors Securities receives a fee at an annual rate equal to .25% of the average daily net assets of each of the Japan OTC and Post-Venture Capital Fund's Common Shares for distribution services, pursuant to a shareholder servicing and distribution plan ('12b-1 Plan') adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to Counsellors Securities under a 12b-1 Plan may be used by Counsellors Securities to cover expenses that are primarily intended to result in, or that are primarily attributable to, (i) the sale of the Common Shares, (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, all as set forth in the 12b-1 Plans. Payments under the 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by Counsellors Securities and the payments may exceed distribution expenses actually incurred. The governing Boards of the Japan OTC Fund and the Post-Venture Capital Fund evaluate the appropriateness of the 12b-1 Plan on a continuing basis and in doing so consider all relevant factors, including expenses borne by Counsellors Securities and amounts received under the 12b-1 Plans.


DIRECTORS AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to its governing Board. The Boards set broad policies for each Fund and choose its officers. A list of the Direc-tors/Trustees and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information of each Fund.

HOW TO OPEN AN ACCOUNT

     In order to invest in a Fund, an investor must first complete and sign an account application. To obtain an application, an investor may telephone Warburg Pincus Funds at (800) 257-5614. An investor may also obtain an account application by writing to:

Warburg Pincus Funds
P.O. Box 9030
Boston, Massachusetts 02205-9030

     Completed and signed account applications should be mailed to Warburg Pincus Funds at the above address.

RETIREMENT PLANS AND UGMA ACCOUNTS. For information about investing in the Funds through a tax-deferred retirement plan, such as an Individual Retirement Account ('IRA') or a Simplified Employee Pension IRA ('SEP-IRA'), or about opening a Uniform Gifts to Minors Act or Uniform Transfers to Minors Act ('UGMA') account, an investor should telephone Warburg Pincus Funds at (800) 888-6878 or write to Warburg Pincus Funds at the address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans and UGMA accounts.

CHANGES TO ACCOUNT. For information on how to make changes to an account, an investor should telephone Warburg Pincus Funds at (800) 888-6878.

HOW TO PURCHASE SHARES

     Common Shares of each Fund may be purchased either by mail or, with special advance instructions, by wire.

BY MAIL. If the investor desires to purchase Common Shares by mail, a check or money order made payable to the Fund or Warburg Pincus Funds (in U.S. currency) should be sent along with the completed account application to Warburg Pincus Funds through its distributor, Counsellors Securities Inc., at the address set forth above. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form before 4:00 p.m. (Eastern time) on a day that the Fund calculates its net asset value (a
'business day'), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received after 4:00 p.m., the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks or money orders in payment for shares of more than one Warburg Pincus Fund should be made payable to Warburg Pincus Funds and should be accompanied by a breakdown of amounts to be invested in each fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see 'Net Asset Value' below.

BY WIRE. Investors may also purchase Common Shares in a Fund by wiring funds from their banks. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning (800) 888-6878. Federal funds may be wired to Counsellors Securities Inc. using the following wire address:

State Street Bank and Trust Co.
225 Franklin St.
Boston, MA 02101
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Insert Warburg Pincus fund name(s) here]
DDA# 9904-649-2
[Shareowner name]
[Shareowner account number]

     If a telephone order is received by the close of regular trading on the New York Stock Exchange (the 'NYSE') (currently 4:00 p.m., Eastern time) and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.

     The minimum initial investment in each Fund is $2,500 and the minimum subsequent investment is $100, except that subsequent minimum investments can be as low as $50 under the Automatic Monthly Investment Plan described in the next section. For a tax-deferred retirement plan, such as an IRA or an UGMA account, the minimum initial and subsequent investment is $500. The Fund reserves the right to change the initial and subsequent investment minimum requirements at any time. In addition, the Fund may, in its sole discretion, waive the initial and subsequent investment minimum requirements with respect to investors who are employees of EMW or its affiliates or persons with whom Counsellors has entered into an investment advisory agreement. Existing investors will be given 15 days' notice by mail of any increase in investment minimum requirements.

     After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund and should clearly indicate the investor's account number and the name of the Fund in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares in the Funds are not normally issued.

     The Funds understand that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals may impose certain conditions on their clients that invest in the Funds, which are in addition to or different than those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Certain features of the Funds, such as the initial and subsequent investment minimums, may be modified in these programs, and administrative charges may be imposed for the services rendered. Therefore, a client or customer should contact the organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the organization. These organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Funds in accordance with their agreements with clients or customers.


     Common Shares of each Fund are available through the Charles Schwab & Company, Inc. Mutual Fund OneSourceTM Program, Fidelity Brokerage Services, Inc. Funds-NetworkTM Program, Jack White & Company, Inc. and Waterhouse Securities, Inc. The availability of the Japan OTC Fund through these brokerage firms may vary. Generally, these programs do not require customers to pay a transaction fee in connection with purchases. These and other organizations that have entered into agreements with a Fund or its agent may enter confirmed purchase orders on behalf of customers, with payment to follow no later than the Funds' pricing on the following business day. If payment is not received by such time, the organization could be held liable for resulting fees or losses.


AUTOMATIC MONTHLY INVESTING. Automatic monthly investing allows shareholders to authorize a Fund to debit their bank account monthly ($50 minimum) for the purchase of Fund shares on or about either the tenth or twentieth calendar day of each month. To establish the automatic monthly investing option, obtain a separate application or complete the 'Automatic Investment Program' section of the account applications and include a voided, unsigned check from the bank account to be debited. Only an account maintained at a domestic financial institution which is an automated clearing house member may be used. Shareholders using this service must satisfy the initial investment minimum for the Fund prior to or concurrent with the start of any Automatic Investment Program. Please refer to an account application for further information, or contact Warburg Pincus Funds at (800) 888-6878 for information or to modify or terminate the program. Investors should allow a period of up to 30 days in order to implement an automatic investment program. The failure to provide complete information could result in further delays.

HOW TO REDEEM AND EXCHANGE
SHARES

REDEMPTION OF SHARES. An investor in a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see 'Net Asset Value' below). Proceeds from the redemption of shares of the Japan OTC Fund will be reduced by the amount of any applicable redemption fee (see below).

     Common Shares of the Funds may either be redeemed by mail or by telephone. Investors should realize that in using the telephone redemption and exchange option, you may be giving up a measure of security that you may have if you were to redeem or exchange your shares in writing. If an investor desires to redeem his shares by mail, a written request for redemption should be sent to Warburg Pincus Funds at the address indicated above under 'How to Open an Account.' An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. In order to change the bank account or address designated to receive the redemption proceeds, the investor must send a written request (with signature guarantee of all investors listed on the account when such a change is made in conjunction with a redemption request) to Warburg Pincus Funds. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s)) exactly as the shares are registered. If an investor has applied for the telephone redemption feature on his account application, he may redeem his shares by calling Warburg Pincus Funds at (800) 888-6878 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any business day. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.

     After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. No Fund currently imposes a service charge for effecting wire transfers but each Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Funds by mail at the address shown above under 'How to Open an Account.' Although each Fund will redeem shares purchased by check before the check clears, payments of the redemption proceeds will be delayed until such check has cleared, which may take up to 15 days from the purchase date. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for a redemption.

     If a redemption order is received prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Counsellors, immediate payment would adversely affect a Fund, each Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

     The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.

     If, due to redemptions, the value of an investor's account drops to less than $2,000 ($250 in the case of an IRA or UGMA account), each Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that this account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.

     The Japan OTC Fund imposes a redemption charge on any redemption of shares (which includes an exchange of shares of the Japan OTC Fund into another Warburg Pincus Fund) made within six months from the date of purchase. The charge, which is deducted from the redemption proceeds and retained by the Fund, is equal to 1.00% of the current value of shares redeemed that were held for less than six months, including any appreciation in value of the redeemed shares. If shares being redeemed were not all held for the same length of time, those shares held longest will be redeemed first for purposes of determining whether the charge applies. The redemption charge will not be imposed on redemptions (or exchanges) of shares acquired through the reinvestment of dividends, and these shares will be redeemed before any shares to which the redemption charge applies. The redemption fee is currently being waived until such later date as the Fund may determine.

TELEPHONE TRANSACTIONS. In order to request redemptions by telephone, investors must have completed and returned to Warburg Pincus Funds an account application containing a telephone election. Unless contrary instructions are elected, an investor will be entitled to make exchanges by telephone. Neither a Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of each Fund to confirm that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.

AUTOMATIC CASH WITHDRAWAL PLAN. Each Fund offers investors an automatic cash withdrawal plan under which investors may elect to receive periodic cash payments of at least $250 monthly or quarterly. To establish this service, complete the 'Automatic Withdrawal Plan' section of the account application and attach a voided check from the bank account to be credited. For further information regarding the automatic cash withdrawal plan or to modify or terminate the Plan, investors should contact Warburg Pincus Funds at (800) 888-6878.

EXCHANGE OF SHARES. An investor may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of the other mutual funds advised by Counsellors at their respective net asset values. Exchanges may be effected by mail or by telephone in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Funds prior to 4:00 p.m. (Eastern time), the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges may be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases and may, in the case of exchanges from the Japan OTC Fund, be subject to a redemption fee. Due to the costs involved in effecting exchanges, each Fund reserves the right to refuse to honor more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders. Currently, exchanges may be made among the Funds and with the following other funds:

      WARBURG PINCUS CASH RESERVE FUND -- a money market fund investing in short-term, high quality money market instruments;

      WARBURG PINCUS NEW YORK TAX EXEMPT FUND -- a money market fund investing in short-term, high quality municipal obligations designed for New York investors seeking income exempt from federal, New York State and New York City income tax;

      WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND -- an intermediate-term municipal bond fund designed for New York investors seeking income exempt from federal, New York State and New York City income tax;

      WARBURG PINCUS TAX FREE FUND -- a bond fund seeking maximum current income exempt from federal income taxes, consistent with preservation of capital;

      WARBURG    PINCUS   INTERMEDIATE   MATURITY    GOVERNMENT   FUND   --   an
      intermediate-term bond fund investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

      WARBURG PINCUS FIXED INCOME FUND -- a bond fund seeking current income and, secondarily, capital appreciation by investing in a diversified portfolio of fixed-income securities;

      WARBURG PINCUS SHORT-TERM TAX-ADVANTAGED BOND FUND -- a bond fund seeking maximum income after the effect of federal income taxes as a primary objective and capital appreciation as a secondary objective through investments in taxable and tax-exempt debt instruments;

      WARBURG PINCUS GLOBAL FIXED INCOME FUND -- a bond fund investing in a portfolio consisting of investment grade fixed-income securities of governmental and corporate issuers denominated in various currencies, including U.S. dollars;

      WARBURG PINCUS BALANCED FUND -- a fund seeking maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital through diversified investments in equity and debt securities;

      WARBURG PINCUS GROWTH & INCOME FUND -- an equity fund seeking long-term growth of capital and income and a reasonable current return; and

      WARBURG PINCUS EMERGING MARKETS FUND -- an equity fund seeking growth of capital by investing primarily in securities of non-United States issuers consisting of companies in emerging securities markets.

     The exchange privilege is available to shareholders residing in any state in which the Common Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Common Shares of a Fund for Common Shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at (800) 257-5614.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. Each Fund declares dividends from its net investment income semiannually and pays them in the calendar year in which they are declared. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and, as a general rule, will be distributed or paid in November or December of each calendar year. Unless an investor instructs a Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Common Shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Funds at the address set forth under 'How to Open an Account' or by calling Warburg Pincus Funds at (800) 888-6878.

     A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.

TAXES. Each Fund intends to qualify each year as a 'regulated investment company' within the meaning of the Code. Each Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.


     Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains are taxable to investors as long-term capital gains, in each case regardless of how long the shareholder has held

Fund shares and whether received in cash or reinvested in additional Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be a long-term capital gain or loss if he has held his shares for more than one year and will be a short-term capital gain or loss if he has held his shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. Investors may be proportionately liable for taxes on income and gains of the Funds, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. A Fund's dividends, to the extent not derived from dividends attributable to certain types of stock issued by U.S. domestic corporations, will not qualify for the dividends received deduction for corporations.


     Special Tax Matters Relating to the International Equity Fund and the Japan OTC Fund. Dividends and interest received by the International Equity Fund and the Japan OTC Fund may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the International Equity Fund or the Japan OTC Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its fiscal year consist of stock or securities of foreign corporations, the International Equity Fund or the Japan OTC Fund, as the case may be, may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the International Equity Fund or the Japan OTC Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     Special Tax Matters Relating to the Japan OTC Fund. In the opinion of Japanese counsel for the Fund, the operations of the Fund will not subject the Fund to any Japanese income, capital gains or other taxes except for withholding taxes on interest and dividends paid to the Fund by Japanese corporations and securities transaction taxes payable in the event of sales of portfolio securities in Japan. In the opinion of such counsel, under the tax convention between the United States and Japan (the 'Convention') as currently in force, a Japanese withholding tax at a rate of 15% is, with certain exceptions, imposed upon dividends paid by Japanese corporations to the Fund. Pursuant to the present terms of the Convention, interest received by the Fund from sources within Japan is subject to a Japanese withholding tax at a rate of 10%.


     Special Tax Matters Relating to the Post-Venture Capital Fund. Certain provisions of the Code may require that a gain recognized by the Fund upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Fund upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Fund held the securities used to close the short sale. The Fund's use of short sales may also affect the holding periods of certain securities held by the Fund if such securities are 'substantially identical' to securities used by the Fund to close the short sale. The Fund's short selling activities will not result in unrelated business taxable income to a tax-exempt investor.

GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of a Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE

     Each Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Fund generally changes each day.

     The net asset value per Common Share of each Fund is computed by adding the Common Shares' pro rata share of the value of the Fund's assets, deducting the Common Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Common Shares and then dividing the result by the total number of outstanding Common Shares. Generally, the Funds' investments are valued at market value or, in the absence of a quoted market value with respect to any portfolio securities, at fair value as determined by or under the direction of the governing Board.

     Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges preceding the calculation of a Fund's net asset value, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair market value of those securities will be determined by consideration of other factors by or under the direction of the governing Board or its delegates.

     Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange will be valued on the basis of the closing value on the date on which the valuation is made. Other U.S. over-the-counter securities, foreign over-the-counter securities and securities listed or traded on certain foreign stock exchanges whose operations are similar to the U.S. over-the-counter market are valued on the basis of the bid price at the close of business on each day. Option or futures contracts will be valued at the last sale price at 4:00 p.m. (Eastern time) on the date on which the valuation is made, as quoted on the primary exchange or board of trade on which the option or futures contract is traded or, in the absence of sales, at the mean between the last bid and asked prices. Unless the governing Board determines that using this valuation method would not reflect the investments' value, short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The valuation of short sales of securities, which are not traded on a national exchange, will be at the mean of bid and asked prices. Any assets and liabilities initially expressed in non-U.S. dollar currencies are translated into U.S. dollars at the prevailing rate as quoted by an independent pricing service on the date of valuation. Further information regarding valuation policies is contained in each Fund's Statement of Additional Information.

PERFORMANCE

     The Funds quote the performance of Common Shares separately from Advisor Shares. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading 'Warburg Pincus Funds.' From time to time, each Fund may advertise the average annual total return of its Common Shares over various periods of time. These total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Common Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

     When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

     Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance. Each Fund's Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling Warburg Pincus Funds at (800) 257-5614.


     In reports or other communications to investors or in advertising material, a Fund may describe general economic and market conditions affecting the Fund. The Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Capital Appreciation Fund, with the Russell Midcap Index, the S&P Midcap 400 Index and the S&P 500 Index; in the case of the Emerging Growth Fund, with the Russell 2000 Small Stock Index, the T. Rowe Price New Horizons Fund Index and the S&P 500 Index; in the case of the International Equity Fund, the Morgan Stanley Capital International Europe, Australia and Far East ('EAFE') Index, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.) and the S&P 500 Index; in the case of the Japan OTC Fund, the indexes noted above for the International Equity Fund, as well as the Nikkei over-the-counter average, the JASDAQ Index, the Nikkei 225 and 300 Stock Indexes and the Topix Index; in the case of the Post-Venture Capital Fund, with the Venture Capital 100 Index (compiled by Venture Capital Journal), the Russell 2000 Small Stock Index and the S&P 500 Index; all of which are unmanaged indexes of common stocks; or (iii) other appro-
priate indexes of investment securities or with data developed by Counsellors derived from such indexes. The Post-Venture Capital Fund may also make comparisons using data and indexes compiled by the National Venture Capital Association, VentureOne and Private Equity Analysts Newsletter and similar organizations and publications. A Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as The Wall Street Journal, Investor's Daily, Money, Inc., Institutional Investor, Barron's, Fortune, Forbes, Business Week, Mutual Fund Magazine, Morningstar, Inc. and Financial Times.



     In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. The Post-Venture Capital Fund may discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies. Each Fund may also discuss the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities. In addition, each Fund may from time to time compare the expense ratio of its Common Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

GENERAL INFORMATION


ORGANIZATION. The International Equity Fund was incorporated on February 9, 1989 under the laws of the State of Maryland. Although the Fund's name as set forth in its charter is 'Counsellors International Equity Fund, Inc.,' it does business under the name 'Warburg, Pincus International Equity Fund.' The Emerging Growth Fund was incorporated on November 12, 1987 under the laws of the State of Maryland. Although the Fund's name as set forth in its charter is 'Counsellors Emerging Growth Fund, Inc.,' it does business under the name 'Warburg, Pincus Emerging Growth Fund.' The Capital Appreciation Fund was organized on January 20, 1987 under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as 'Massachusetts business trust.' On February 26, 1992, the Fund amended the Agreement and Declaration of Trust to change the name of the Fund from 'Counsellors Capital Appreciation Fund' to 'Warburg, Pincus Capital Appreciation Fund.' The Japan OTC Fund and the Post-Venture Capital Fund were incorporated on July 26, 1994 and July 12, 1995, respectively, under the laws of the State of Maryland.



     The charter of each of the Emerging Growth Fund, the International Equity Fund, the Japan OTC Fund and the Post-Venture Capital Fund authorizes the Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Series 2 Shares (the Advisor Shares). The Capital Appreciation Fund's Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are classified as Series 2 Shares (the Advisor Shares). Under each Fund's charter documents, the governing Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The governing Board of a Fund may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.


MULTI-CLASS STRUCTURE. Each Fund offers a separate class of shares, the Advisor Shares, pursuant to a separate prospectus. Advisor Shares may not be purchased by individuals directly but institutions and retirement plans may purchase Advisor Shares for individuals. Advisor Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner, as described elsewhere in this Prospectus. Because of the higher fees borne by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Advisor Shares by calling Counsellors Securities at (800) 888-6878.


VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of the International Equity Fund, the Emerging Growth Fund, the Japan OTC Fund or the Post-Venture Capital Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. Investors of record of no less than two-thirds of the outstanding shares of the Capital Appreciation Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund. John L. Furth, a Director and Trustee of the Funds, and Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to be controlling persons of each Fund other than the Post-Venture Capital Fund as of August 31, 1995 because they may be deemed to possess or share investment power over shares owned by clients of Counsellors and certain other entities.


SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund.

     The prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to another Fund.

SHAREHOLDER SERVICING


     Common Shares may be sold to or through institutions, including insurance companies, that will not be paid a distribution fee by the Fund pursuant to Rule 12b-1 under the 1940 Act for services to their clients or customers who may be deemed to be beneficial owners of Common Shares. These institutions may be paid a fee by the Fund for transfer agency, administrative or other services provided to their customers that invest in the Funds' Common Shares. These services include maintaining account records, processing orders to purchase, redeem and exchange Common Shares and responding to certain customer inquiries. Organizations that provide recordkeeping or other services to certain employee benefit plans and qualified and other retirement plans that include a Fund as an investment alternative may also be paid a fee by the Fund for these services.


     Each Fund is authorized to offer Advisor Shares exclusively to institutions that enter into account servicing agreements ('Agreements') with the Fund pursuant to a distribution plan approved by each Fund's governing Board pursu-
ant to Rule 12b-1 under the 1940 Act. Pursuant to the terms of an Agreement, the institution will provide certain distribution, shareholder servicing, administrative and/or accounting services for its clients and customers who may be deemed to be beneficial owners of Advisor Shares.


     Counsellors and Counsellors Securities may, from time to time, at their own expense, also provide compensation to these institutions and organizations. To the extent they do so, such compensation does not represent an additional expense to a Fund or its shareholders, since it will be paid from the assets of Counsellors, Counsellors Securities or their affiliates. Counsellors Securities currently receives a fee equal to an annual rate of .25% of the average daily net assets of each of the Japan OTC and Post-Venture Capital Fund's Common Shares. See 'Management of the Funds -- Distributor.'


                            ------------------------
     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, EACH FUNDS' STATEMENT OF ADDITIONAL INFORMATION OR THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EACH FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE COMMON SHARES OF THE FUNDS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS


  THE FUNDS' EXPENSES ...................................................... 2
  FINANCIAL HIGHLIGHTS ..................................................... 3
  INVESTMENT OBJECTIVES AND POLICIES ....................................... 6
  PORTFOLIO INVESTMENTS .................................................... 9
  RISK FACTORS AND SPECIAL
     CONSIDERATIONS ....................................................... 11
  PORTFOLIO TRANSACTIONS AND TURNOVER
     RATE ................................................................. 14
  CERTAIN INVESTMENT STRATEGIES ........................................... 14
  INVESTMENT GUIDELINES ................................................... 21
  MANAGEMENT OF THE FUNDS ................................................. 22
  HOW TO OPEN AN ACCOUNT .................................................. 26
  HOW TO PURCHASE SHARES .................................................. 26
  HOW TO REDEEM AND EXCHANGE
     SHARES ............................................................... 28
  DIVIDENDS, DISTRIBUTIONS AND TAXES ...................................... 31
  NET ASSET VALUE ......................................................... 33
  PERFORMANCE ............................................................. 34
  GENERAL INFORMATION ..................................................... 35
  SHAREHOLDER SERVICING ................................................... 36

                                      [LOGO]

            [ ] WARBURG PINCUS
                CAPITAL APPRECIATION FUND

            [ ] WARBURG PINCUS
                EMERGING GROWTH FUND

            [ ] WARBURG PINCUS
                POST-VENTURE CAPITAL FUND

            [ ] WARBURG PINCUS
                INTERNATIONAL EQUITY FUND

            [ ] WARBURG PINCUS
                JAPAN OTC FUND

                                  PROSPECTUS

                               SEPTEMBER 29, 1995

WPEQF-1-0995


                 STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as ................   'D'

                                          Rule 497(c)
                                          Securities Act File No. 33-82362
                                          Investment Co. Act File No. 811-8686

                                     [Logo]

                                   PROSPECTUS

                               SEPTEMBER 29, 1995

                       [ ] WARBURG PINCUS JAPAN OTC FUND

                          WARBURG PINCUS ADVISOR FUNDS
                                 P.O. BOX 9030
                        BOSTON, MASSACHUSETTS 02205-9030
                        TELEPHONE NUMBER: (800) 888-6878

                                                              September 29, 1995

PROSPECTUS

Warburg Pincus Advisor Funds are a family of open-end mutual funds that are offered to financial institutions investing on behalf of their customers and to retirement plans that elect to make one or more Advisor Funds an investment option for participants in the plans. One Advisor Fund is described in this
Prospectus:

WARBURG, PINCUS JAPAN OTC FUND seeks long-term capital appreciation by investing in a portfolio of securities traded in the Japanese over-the-counter market.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods. See 'Risk Factors and Special Considerations.'

The Fund currently offers two classes of shares, one of which, the Series 2 Shares (referred to as the Advisor Shares), is offered pursuant to this Prospectus. The Advisor Shares of the Fund, as well as Series 2 (Advisor) Shares of certain other Warburg Pincus-advised funds, are sold under the name 'Warburg Pincus Advisor Funds.' The Advisor Shares may not be purchased by individuals directly but institutions and retirement plans ('Institutions') may purchase Advisor Shares for individuals. The Advisor Shares impose a 12b-1 fee of up to
 .75% per annum, which is the economic equivalent of a sales charge. Common Shares are available for purchase by individuals directly and are offered by a separate prospectus.

NO MINIMUM INVESTMENT

There is no minimum amount of initial or subsequent purchases of shares imposed on Institutions. See 'How to Purchase Shares.'

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the 'SEC') and is available to investors without charge by calling Warburg Pincus Advisor Funds at (800) 888-6878. Information regarding the status of shareholder accounts may also be obtained by calling Warburg Pincus Advisor Funds at (800) 888-6878. The Statement of
Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in shares of the Fund involve investment risks, including the possible loss of principal.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
   EXCHANGE  COMMISSION  OR ANY  STATE  SECURITIES COMMISSION  NOR  HAS THE
     SECURITIES  AND  EXCHANGE   COMMISSION  OR   ANY  STATE   SECURITIES
       COMMISSION   PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS
                 PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUND'S EXPENSES

     The Fund currently offers two separate classes of shares: Common Shares and Advisor Shares. See 'General Information' and 'Shareholder Servicing.' Because of the higher fees borne by Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares.

Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases (as a percentage of
       offering price)...................................................................................       0
     Redemption Fee (as a percentage of the value of shares redeemed)....................................    1.00%`D'
Annual Fund Operating Expenses (after fee waivers) (as a percentage of average net assets)
     Management Fees.....................................................................................     .97%**
     12b-1 Fees..........................................................................................     .75%*
     Other Expenses......................................................................................     .53%**
                                                                                                            -----
     Total Fund Operating Expenses.......................................................................    2.25%
EXAMPLE
     You would pay the following expenses
       on a $1,000 investment, assuming (1) 5% annual return
       and (2) redemption at the end of each time period:
     1 year..............................................................................................     $23
     3 years.............................................................................................     $70

------------

 `D' Redemption fees are charged to shareholders redeeming their shares within six months after the date of purchase and are paid to the Fund. The redemption fee is currently being waived until such later date as the Fund may determine. See 'How to Redeem and Exchange Shares.'

 * Current 12b-1 fees are .50% out of a maximum .75% authorized under the Advisor Shares' Distribution Plan. At least a portion of these fees should be considered by the investor to be the economic equivalent of a sales charge.

** Estimated  amounts  to  be  charged  in the  current  fiscal  year  after the anticipated waiver of fees by the Fund's investment adviser and co-administrator; the investment adviser and co-administrator are under no obligation to continue these waivers.

                            ------------------------

     The expense table shows the costs and expenses that an investor will bear directly or indirectly as an Advisor Shareholder of the Fund. 'Other Expenses' are based on estimated amounts to be charged in the current fiscal year. Institutions also may charge their clients fees in connection with investments in the Advisor Shares, which fees are not reflected in the table. Absent the
voluntary   waiver  of  fees  payable  to  the  Fund's  investment  adviser  and co-administrator, Management Fees would have equalled 1.25%, Other Expenses would have equalled .75% and Total Fund Operating Expenses would have equalled 2.75%; the investment adviser and co-administrator are under no obligation to continue these waivers. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, the Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the 'NASD').

FINANCIAL HIGHLIGHTS
(FOR AN ADVISOR SHARE OUTSTANDING THROUGHOUT THE PERIOD)

     The information regarding the Fund for the fiscal period ending October 31, 1994 has been derived from information audited by Coopers & Lybrand L.L.P., independent auditors, whose report dated December 12, 1994 appears in the Fund's Statement of Additional Information. The information for the six months ended April 30, 1995 is unaudited. Further information about the performance of the Fund is contained in the annual report, dated October 31, 1994, copies of which may be obtained without charge by calling Warburg Pincus Advisor Funds at (800) 888-6878.

                                                                                                    FOR THE PERIOD
                                                                                 FOR THE SIX      SEPTEMBER 30, 1994
                                                                                MONTHS ENDED       (COMMENCEMENT OF
                                                                               APRIL 30, 1995     OPERATIONS) THROUGH
                                                                                 (UNAUDITED)       OCTOBER 31, 1994
                                                                               ---------------    -------------------

Net Asset Value, Beginning of Period........................................           $9.85             $10.00
                                                                               ---------------          -------
  Income from Investment Operations
  Net Investment Income.....................................................           .00                  .00
  Net Gains (Losses) from Securities and Foreign Currency Related Items
     (both realized and unrealized).........................................         (2.01)                (.15)
                                                                               ---------------          -------
  Total from Investment Operations..........................................         (2.01)                (.15)
                                                                               ---------------          -------
  Less Distributions
  Dividends (from net investment income)....................................           .00                  .00
  Distributions (from capital gains)........................................           .00                  .00
                                                                               ---------------          -------
  Total Distributions.......................................................           .00                  .00
                                                                               ---------------          -------
Net Asset Value, End of Period..............................................         $7.84              $  9.85
                                                                               ---------------          -------
                                                                               ---------------          -------
Total Return................................................................        (36.89%)             (15.84%)*
Ratios/Supplemental Data
Net Assets, End of Period (000s)............................................        $    1               $    1
Ratios to average daily net assets:
  Operating expenses........................................................          1.25%*               1.18%*
  Net investment income.....................................................          (.16%)*               .12%*
  Decrease reflected in above expense ratios due to waivers/
     reimbursements.........................................................          2.28%*               4.74%*
Portfolio Turnover Rate.....................................................        138.17%*                .00%

------------

* Annualized.

  The Total Return shown above has been annualized; the actual Total Return (after the effect of expense waivers) for the one-month period from September 30, 1994 (commencement of operations) through October 31, 1994 was -1.50%, and the actual Total Return (after the effect of expense waivers) for the six months ended April 30, 1995 was -20.41%. In the absence of expense waivers, the annualized Total Return shown above would have been -20.58% and -38.50% for the periods ended October 31, 1994 and April 30, 1995, respectively.

INVESTMENT OBJECTIVE AND POLICIES

     The Fund seeks long-term capital appreciation. This objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of the Fund. Any investment involves risk and, therefore, there can be no assurance that the Fund will achieve its investment objective. See 'Certain Investment Strategies' for descriptions of certain types of investments the Fund may make.

     The Fund is a non-diversified management investment company that pursues its investment objective by investing in a portfolio of securities traded in the Japanese over-the-counter market. The Fund is designed to provide an opportunity to participate in the dynamic structural changes in the Japanese industrial system through investment in less-established, higher growth companies that can be expected to benefit from these changes. At all times, except during temporary defensive periods, the Fund will maintain at least 65% of its total assets in securities of companies traded through JASDAQ, the primary Japanese over-the-counter market, or the Japanese Second Section OTC Market (the 'Frontier Market'). The portion of the Fund's assets that is not invested through JASDAQ or the Frontier Market may be invested in securities of Japanese issuers that are not traded through JASDAQ or the Frontier Market or exchange-traded and over-the-counter securities of issuers in other Asian markets, in addition to the other instruments described below. The Fund may invest up to 35% of its total assets in securities of other Asian issuers, with no more than 10% invested in any one country. The Fund will not invest in securities of non-Asian issuers, except that the Fund may, for defensive purposes, invest in U.S. debt securities and money market instruments. The Fund intends its portfolio to consist principally of equity securities (common stock, warrants and securities convertible into common stock), which may include shares of closed-end investment companies investing in Asia. The Fund may also invest up to 5% of the Fund's net assets in each of the following: foreign debt securities (including foreign government securities and debt obligations of supranational entities), mortgage-backed securities, asset-backed securities and zero coupon securities. The Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies. From time to time, the Fund may hedge part or all of its exposure to the Japanese yen, thereby reducing or substantially eliminating any favorable or unfavorable impact of changes in the value of the yen in relation to the U.S. dollar.

     At December 31, 1994, 581 issues were traded through JASDAQ, having an aggregate market capitalization of approximately 14 trillion yen (approximately $134 billion as of September 19, 1995). The entry requirements for JASDAQ generally require a minimum of 2 million shares outstanding at the time of registration, a minimum of 200 shareholders, minimum pre-tax profits of 10 yen (approximately $.10 as of September 19, 1995) per share over the prior fiscal year and net worth of 200 million yen (approximately $1.92 million as of September 19, 1995). JASDAQ has generally attracted small growth companies or companies whose major shareholders wish to sell only a small portion of the company's equity.

     The Frontier Market is under the jurisdiction of JASDAQ, which is overseen by the Japanese Securities and Exchange Commission. The Frontier Market has less stringent entry requirements than those described above for JASDAQ and is designed to enable early stage companies access to capital markets. Frontier Market companies need not have a history of earnings, provided their spending on research and development equals at least 3% of revenues. In addition, companies traded through the Frontier Market are not required to have 2 million shares outstanding at the time of registration. As a result, investments in companies traded through the Frontier Market may involve a greater degree of risk than companies traded through JASDAQ. As of the date of this Prospectus, there were not yet any registrations on the Frontier Market, but the first registrations are expected to be effective in November 1995.

PORTFOLIO INVESTMENTS

INVESTMENT GRADE DEBT. The Fund may invest up to 35% of its total assets in investment grade debt securities (other than money market instruments) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg, Pincus Counsellors, Inc., the Fund's investment adviser ('Counsellors'). Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Counsellors' ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Ratings Group ('S&P') or, if unrated, is determined to be of comparable quality by Counsellors. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities. Counsellors will consider such event in its determination of whether the Fund should continue to hold the securities. The Fund does not currently intend during the coming year to hold more than 5% of its net assets in securities that have been downgraded below investment grade.

     When Counsellors believes that a defensive posture is warranted, the Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements as discussed below. When such a defensive posture is warranted, the Fund may also invest temporarily without limit in securities of U.S. companies.

MONEY MARKET OBLIGATIONS. The Fund is authorized to invest, under normal circumstances, up to 20% of its total assets in domestic and foreign money market obligations having a maturity of one year or less at the time of purchase and for temporary defensive purposes may invest in these securities without limit. These short-term instruments consist of obligations issued or guaranteed by the United States government, its agencies or instrumentalities ('U.S. government securities'); bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Counsellors to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

     Repurchase Agreements. Among the types of money market investments in which the Fund may invest are repurchase agreement transactions on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. Counsellors, acting under the supervision of the Fund's Board of Directors (the 'Board'), monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the '1940 Act').

     Money Market Mutual Funds. Where Counsellors believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, the Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund, Counsellors or SPARX Investment & Research, USA, Inc., the Fund's sub-investment adviser ('SPARX USA') (each of Counsellors and SPARX USA referred to individually as an 'Adviser'). As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

U.S. GOVERNMENT SECURITIES. U.S. government securities in which the Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.

CONVERTIBLE SECURITIES. Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. The Fund will invest only in convertible securities rated investment grade at the time of purchase or deemed to be of equivalent quality. The Fund does not currently intend during the coming year to hold more than 5% of its net assets in the aggregate of investment grade convertible securities and investment grade debt downgraded below investment grade subsequent to acquisition by the Fund.

RISK FACTORS AND SPECIAL
CONSIDERATIONS

EMERGING GROWTH AND SMALL COMPANIES. Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. Investing in securities of emerging growth companies, which may include JASDAQ and Frontier Market securities, may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. There is typically less publicly available information concerning smaller companies than for larger, more established ones. Although investing in securities of emerging growth companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies. For certain additional risks relating to the Fund's investments, see 'Portfolio Investments' beginning at page 5 and 'Certain Investment Strategies' beginning at page 9.

JAPANESE INVESTMENTS. Trading of equity securities through the JASDAQ market is conducted by securities firms in Japan, primarily through an organization which acts as a 'matching agent,' as opposed to a recognized stock exchange. Consequently, securities traded through JASDAQ may, from time to time, and especially in falling markets, become illiquid and experience short-term price volatility and wide spreads between bid and offer prices. This combination of limited liquidity and price volatility may have an adverse effect on the investment performance of the Fund. In periods of rapid price increases, the limited liquidity of JASDAQ restricts the Fund's ability to adjust its portfolio quickly in order to take full advantage of a significant market increase, and conversely, during periods of rapid price declines, it restricts the ability of the Fund to dispose of securities quickly in order to realize gains previously made or to limit losses on securities held in its portfolio. In addition, although JASDAQ has generally experienced sustained growth in aggregate market capitalization and trading volume, there have been periods in which aggregate market capitalization and trading volume have declined. The Frontier Market is expected to present greater liquidity, volatility and trading considerations than JASDAQ.

     Investing in Japanese securities may involve the risks described below associated with investing in foreign securities generally. In addition, because the Fund invests primarily in Japan, the Fund will be subject to general economic and political conditions in Japan. The Fund should be considered a vehicle for diversification, but the Fund itself is not diversified.

     Securities in Japan are denominated and quoted in 'yen.' Yen are fully convertible and transferable based on floating exchange rates into all currencies, without administrative or legal restrictions for both non-residents and residents of Japan. In determining the net asset value of shares of the Fund, assets or liabilities initially expressed in terms of Japanese yen will be translated into U.S. dollars at the current selling rate of Japanese yen against U.S. dollars. As a result, in the absence of a successful currency hedge, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in the value of Japanese yen relative to the U.S. dollar.

     Japan is  largely  dependent  upon  foreign  economies  for raw  materials.
International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of the
concentration   of  Japanese   exports  in  highly  visible
products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest.

     JASDAQ-traded securities can be volatile, which would result in the Fund's net asset value fluctuating in response. The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States, even after the recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

     Japan has a parliamentary form of government. In 1993 a coalition government was formed which, for the first time since 1955, did not include the Liberal Democratic Party. Since mid-1993, there have been several changes in leadership in Japan. What, if any, effect the current political situation will have on prospective regulatory reforms on the economy in Japan cannot be predicted. Recent and future developments in Japan and neighboring Asian countries may lead to changes in policy that might adversely affect the Fund. For additional information, see 'Japan and its Securities Markets' beginning at page 28 of the Statement of Additional Information.

EMERGING MARKETS. The Fund may invest in securities of issuers located in less developed countries considered to be 'emerging markets.' Investing in securities of issuers located in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are gener-ally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

INVESTMENTS IN NON-PUBLICLY TRADED SECURITIES. Although the Fund expects to invest primarily in publicly traded equity securities, it may invest up to 15% of its assets in non-publicly traded equity securities, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the absence of any liquid trading market currently for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose, securities are publicly traded. The Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

NON-DIVERSIFIED STATUS. The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the 'Code'), for qualification as a regulated investment company. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

PORTFOLIO TRANSACTIONS AND
TURNOVER RATE

     The Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever an Adviser believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. It is not possible to predict the Fund's portfolio turnover rate. However, it is anticipated that the Fund's annual turnover rate should not exceed 100%. Higher portfolio turnover rates (100% or more) may result in dealer mark ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' below and 'Investment Policies -- Portfolio Transactions' in the Statement of Additional Information.

     All orders for transactions in securities or options on behalf of the Fund are placed by an Adviser with broker-dealers that it selects, including Counsellors Securities Inc., the Fund's distributor ('Counsellors Securities'). The Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Counsellors believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES

     Although there is no intention of doing so during the coming year, the Fund is authorized to engage in the following investment strategies: (i) purchasing securities on a when-issued basis and purchasing or selling securities for delayed delivery and (ii) lending portfolio securities. As described below, the Fund may invest in instruments commonly referred to as 'derivative securities,' such as options on securities, stock indexes and currencies; futures contracts and options on futures contracts; and currency forward contracts. These strategies may be used for the purpose of hedging against a decline in value of its portfolio holdings or to generate income to offset expenses or increase return. SUCH TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE THE FUND'S INVESTMENT RISK. The Fund may not enter into transactions in options or options on futures contracts except for hedging purposes unless the Fund's position is 'covered' as described below. Detailed information concerning these and other strategies and their related risks is contained below and in the Fund's Statement of Additional Information.

FOREIGN SECURITIES. The Fund will ordinarily hold no less than 65% of its total assets in foreign securities. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.

RULE 144A SECURITIES. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the '1933 Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the 1933 Act ('Rule 144A Securities'). An investment in Rule 144A Securities will be considered illiquid and will be limited to 10% of the Fund's net assets, included within the Fund's 15% limit on illiquid securities. See 'Investments in Non-Publicly Traded Securities' above. The Board will carefully monitor any investments by the Fund in Rule 144A Securities.

WRITING OPTIONS ON SECURITIES. The Fund may write covered put and call options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time. Thus, the purchaser of a put option written by the Fund has the right to compel the purchase by the Fund of the underlying security at an agreed-upon price for a specified time period or at a specified time, while the purchaser of a call option written by the Fund has the right to purchase from the Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period or at a specified time.

     Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the excess of the exercise price of the option over the security's market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the premium received for writing the option.

     The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of the Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. The ability of the Fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the Fund generally will purchase or write options only if there appears to be a liquid secondary market for the options purchased or sold, for some options, no such secondary market may exist or the market may cease to exist, particularly with options that trade over-the-counter ('OTC options').

     Option writing for the Fund may be limited by position and exercise limits established by securities exchanges and the NASD. Furthermore, the Fund may, at times, have to limit its option writing in order to qualify as a regulated investment company under the Code.

     In addition to writing covered options to generate income, the Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. The Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The Fund will engage in hedging transactions only when deemed advisable by an Adviser. Successful use by the Fund of options for hedging purposes will depend on an Adviser's ability to correctly predict movements in the direction of the security underlying the option or, in the case of stock index options (described below), the underlying securities market, which could prove to be inaccurate. Losses incurred in options transactions and the costs of these transactions will affect the Fund's performance. Even if an Adviser's expectations are correct, where options are used as a hedge there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged. Therefore, an investment in the Fund may involve a greater risk than an investment in other mutual funds that seek capital appreciation.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES. The Fund may utilize up to 10% of its assets to purchase put and call options on stocks and debt securities that are traded on foreign as well as U.S. exchanges, as well as OTC options.

     By buying a put, the Fund limits its risk of loss from a decline in the market value of the underlying security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Fund in order to acquire the underlying securities for the Fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The Fund also may purchase call options to increase its return to investors at a time when the option is expected to increase in value due to anticipated appreciation of the underlying security.

     Prior to their expirations, put and call options may be sold in closing sale transactions (sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

STOCK INDEX OPTIONS. In addition to purchasing and writing options on securities, the Fund may utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may write put and call options on such indexes. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indexes are similar to options on stock except that (i) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash 'exercise settlement amount' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise multiplied by (b) a fixed 'index multiplier.' The discussion of options on securities above, and the related risks, is applicable to options on securities indexes.

FUTURES CONTRACTS AND OPTIONS. The Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the 'CFTC') or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for 'bona fide hedging' as defined in CFTC regulations and other permissible purposes including
(i) protecting against anticipated changes in the value of portfolio securities the Fund intends to purchase and (ii) increasing return.

     A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place. An interest rate futures contract is a standardized contract for the future delivery of a specified interest rate sensitive security (such as a U.S. Treasury Bond or U.S. Treasury Note or its equivalent) at a future date at a price set at the time of the contract. Stock indexes are capitalization weighted indexes which reflect the market value of the stock listed on the indexes. A stock index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the beginning and at the end of the contract period. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

     Parties to a futures contract must make 'initial margin' deposits to secure performance of the contract. There are also requirements to make 'variation margin' deposits from time to time as the value of the futures contract fluctuates. The Fund is not a commodity pool and, in compliance with CFTC regulations currently in effect, may enter into any futures contracts and related options for 'bona fide hedging' purposes and, in addition, for other purposes, provided that aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. Certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

     There are several risks in connection with the use of futures contracts. Successful use of futures contracts is subject to the ability of the
Advisers to predict correctly movements in the direction of the currency, interest rate or stock
                                       12
index underlying the particular futures contract or related option. These predictions and, thus, the use of futures contracts involve skills and techniques that are different from those involved in the management of portfolio securities. In addition, there can be no assurance that there will be a correlation between movements in the currencies, interest rate or index underlying the futures contract and movements in the price of the portfolio securities which are the subject of a hedge. A decision concerning whether, when and how to utilize futures involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends in interest rates or stock indexes. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

     A further risk involves the lack of a liquid secondary market for a futures contract and the resulting inability to close out a futures contract. Futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the Fund's securities that are being hedged or the Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

CURRENCY EXCHANGE TRANSACTIONS. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and to increase the Fund's income and total return. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, through entering into forward contracts to purchase or sell currency or by purchasing currency options.

     Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they also limit any potential gain that might result should the value of the currency increase. The Fund will segregate cash, U.S. government securities or other high-grade liquid debt obligations with its custodian in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts.

     Currency Options. The Fund may purchase exchange-traded put and call options on currencies. An option on a foreign currency gives the purchaser, in return for a premium, the right to sell, in the case of a put, and buy, in the case of a call, the underlying currency at a specified price during the term of the option. The benefit to the Fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES. The Fund will comply with guidelines established by the SEC designed to eliminate any potential for leverage with respect to options written by the Fund on currencies, securities and indexes; currency, interest rate and index futures contracts and options on these futures contracts and forward currency contracts. The use of these strategies may require that the Fund maintain cash or certain liquid high-grade debt securities or other assets that are acceptable as collateral to the appropriate regulatory authority in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

REVERSE REPURCHASE AGREEMENTS. The Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

DOLLAR ROLL TRANSACTIONS. The Fund also may enter into 'dollar rolls,' in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time that the Fund enters into a dollar roll transaction, it will place in a segregated account maintained with an approved custodian cash or liquid high-grade debt obligations having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. For financial reporting and tax purposes, the Fund proposes to treat dollar rolls as two separate transactions, one involving the sale of a security and a separate transaction involving the purchase of a security. The Fund does not currently intend to enter into dollar rolls that are accounted for as a financing.

INVESTMENT GUIDELINES

     The Fund may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) Rule 144A
Securities. Up to 5% of the Fund's total assets may be invested in the securities of issuers which have been in continuous operation for less than three years. Up to an additional 5% of its total assets may be invested in warrants. The Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that borrowings by the Fund may not exceed 30% of its total assets, and may pledge up to 30% of its assets in connection with borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Fund's total assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the governing Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that the Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE FUND

INVESTMENT ADVISERS. The Fund employs Counsellors as its investment adviser and SPARX USA as its sub-investment adviser. Counsellors has general oversight for the day-to-day management of the Fund, manages the Fund's U.S. investments and investments in debt securities, determines the country allocation and industry allocation of Fund assets, monitors Fund expenses and evaluates the services provided by the sub-investment adviser to the Fund. Counsellors also employs a support staff of management personnel to provide services to the Fund and furnishes the Fund with office space, furnishings and equipment. SPARX USA, in accordance with the investment objective and policies of the Fund and under the supervision of Counsellors and the Board, makes investment decisions for the Fund involving Japanese and other Asian equity securities, places orders to buy and sell such securities on behalf of the Fund and provides research to the Fund relating to Japanese and other Asian companies and securities markets.

     The Fund pays Counsellors an advisory fee calculated at an annual rate of 1.25% of the Fund's average daily net assets, out of which Counsellors pays SPARX USA a fee of .625%. Although this advisory fee is higher than that paid by most other investment companies, including money market and fixed income funds, Counsellors believes that it is comparable to fees charged by other mutual funds with similar policies and strategies. The advisory agreement between the Fund and Counsellors provides that Counsellors will reimburse the Fund to the extent certain expenses that are described in the Statement of Additional Information exceed applicable state expense limitations. Counsellors, SPARX USA and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Fund.

     Counsellors is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of August 31, 1995, Counsellors managed approximately $11.4 billion of assets, including approximately $5.8 billion of assets of twenty investment companies or portfolios. Incorporated in 1970, Coun-sellors is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), a New York general partnership. E.M. Warburg, Pincus & Co., Inc. ('EMW') controls Counsellors through its ownership of a class of voting preferred stock of Counsellors. Counsellors G.P. has no business other than being a holding company of Counsellors and its subsidiaries. Counsellors' address is 466 Lexington Avenue, New York, New York 10017-3147.

     SPARX USA, a Delaware corporation, is a wholly owned subsidiary of SPARX. SPARX USA, which has not previously acted as adviser to a U.S. investment company, is registered as an investment adviser under the U.S. Investment Advisers Act of 1940. SPARX is an independent investment advisory company, which is owned by Shuhei Abe. The predecessor of SPARX was incorporated in Tokyo in July 1988 and was registered as an investment adviser under the Investment
Advisory Act of 1986 of Japan. SPARX has no business other than providing investment advisory services, and as of August 31, 1995 had approximately $554 million in assets under management.

PORTFOLIO MANAGERS. Richard H. King, Nicholas P.W. Horsley, Nicholas P. Edwards and Shuhei Abe of SPARX USA are co-portfolio managers of the Fund. Mr. King, Mr. Horsley and Mr. Abe have been co-portfolio managers since the Fund's inception on September 30, 1994, and Mr. Edwards has been a co-portfolio manager since October 1995. Mr. King, president of the Fund, has been a managing director of EMW since 1989. From 1984 until 1988 he was chief investment officer and a director at Fiduciary Trust Company International S.A. in London, with responsibility for all international equity management and investment strategy. From 1982 to 1984 he was a director in charge of Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank. Mr. Horsley is a senior vice president of Counsellors and has been with Counsellors since 1993, before which time he was a director, portfolio manager and analyst at Barclays de Zoete Wedd in New York City. Mr. Edwards has been with Counsellors since August 1995, before which time he was a director at Jardine Fleming Investment Advisers, Tokyo. He was a vice president of Robert Fleming, Inc. in New York City from 1988 to 1991.

     Shuhei Abe of SPARX USA is the founder and president of SPARX Asset Management Company Ltd. ('SPARX'), the parent company of SPARX USA. Prior to founding SPARX in 1989 (by assuming control of a predecessor company), Mr. Abe worked for Soros Fund Management and Credit Suisse Trust Bank as an independent adviser. Toshikatsu Kimura is an associate portfolio manager of the Fund. Mr. Kimura has been a portfolio manager and analyst at SPARX since 1992, before which time he was a warrant trader and portfolio manager, respectively, at Sanyo Securities and Sanyo Investment Management from 1986 to 1990, and at Funai Capital from 1990 to 1992.

CO-ADMINISTRATORS. The Fund employs Counsellors Funds Service, Inc. ('Counsellors Service'), a wholly owned subsidiary of Counsellors, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Fund including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the governing Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in other regulatory filings as necessary and monitoring and developing compliance procedures for the Fund. As compensation, the Fund pays Counsellors Service a fee calculated at an annual rate of .10% of its average daily net assets.

     Counsellors may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the Funds. Qualified recipients are securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund shares.

     The Fund employs PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation, the Fund pays to PFPC a fee calculated at an annual rate of .12% of the Fund's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and
 .05% of average daily net assets over $750 million, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

TRANSFER  AGENT  AND  CUSTODIAN. State  Street  Bank and  Trust  Company ('State
Street') serves as custodian for the Fund's assets and acts as shareholder servicing agent, transfer agent and dividend disbursing agent for the Fund. It has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ('BFDS'), responsibility for most shareholder servicing functions. State
Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Fund. Counsellors Securities is a wholly owned subsidiary of Counsellors and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Advisor Shares to Counsellors Securities for distribution services.

DIRECTORS AND OFFICERS. The officers of the Fund manage its day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Fund and chooses its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO PURCHASE SHARES

     Warburg Pincus Advisor Fund shares are only available for investment by Institutions on behalf of their customers and through retirement plans that elect to make one or more Advisor Funds an option for participants in the plans. Individuals, including participants in retirement plans, cannot invest directly in Advisor Shares of the Fund, but may do so only through a participating Institution. The Fund reserves the right to make Advisor Shares available to other investors in the future. References in this Prospectus to shareholders or investors are generally to Institutions as the record holders of the Advisor Shares.

     Each  Institution  separately  determines  the  rules  applicable  to   its
customers investing in the Fund, including minimum initial and subsequent investment requirements and the procedures to be followed to effect purchases, redemptions and exchanges of Advisor Shares. There is no minimum amount of initial or subsequent purchases of Advisor Shares imposed on Institutions, although the Fund reserves the right to impose minimums in the future.

     Orders for the purchase of Advisor Shares are placed with an Institution by its customers. The Institution is responsible for the prompt transmission of the order to the Fund or its agent.

     Institutions may purchase Advisor Shares by telephoning the Fund and sending payment by wire. After telephoning (800) 888-6878 for instructions, an Institution should then wire federal funds to Counsellors Securities Inc. using the following wire address:

State Street Bank and Trust Co.
225 Franklin St.
Boston, MA 02101
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
Warburg Pincus Advisor Japan OTC Fund
DDA# 9904-649-2
[Shareowner name]
[Shareowner account number]

     Orders by wire will not be accepted until a completed account application has been received in proper form, and an account number has been established. If a telephone order is received by the close of regular trading on the New York Stock Exchange (the 'NYSE') (currently 4:00 p.m., Eastern time) and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned after prompt inquiry. Certain organizations that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the organization could be held liable for resulting fees or losses.

     After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund or its agent and should clearly indicate the investor's account number. In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.

     The Fund understands that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals may impose certain conditions on their clients that invest in the Fund, which are in addition to or different than those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Certain features of the Fund, such as initial and subsequent investment minimums, may be modified in these programs, and administrative charges may be imposed for the services rendered. Therefore, a client or customer should contact the organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the organization.

HOW TO REDEEM AND EXCHANGE
SHARES

REDEMPTION OF SHARES. An investor may redeem (sell) shares on any day that the Fund's net asset value is calculated (see 'Net Asset Value' below). Requests for the redemption (or exchange) of Advisor Shares are placed with an Institution by its customers, which is then responsible for the prompt transmission of the request to the Fund or its agent.

     Institutions may redeem Advisor Shares by calling Warburg Pincus Advisor Funds at (800)

888-6878 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the Fund's net asset value is calculated. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund,
(iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.

     After receipt of the redemption request, the redemption proceeds will be wired to the investor's bank as indicated in the account application previously filled out by the investor. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Advisor Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Advisor Funds by mail at Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, Massachusetts 02205-9030.

     If a redemption order is received prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Redemption proceeds will normally be wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Counsellors, immediate payment would adversely affect the Fund, the Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, the Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

     The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.

     The Fund imposes a redemption charge on any redemption of shares (which includes an exchange of Advisor Shares of the Fund into another Warburg Pincus Advisor Fund, described below) made within six months from the date of purchase. The charge, which is deducted from the redemption proceeds and retained by the Fund, is equal to 1.00% of the current value of shares redeemed that were held for less than six months, including any appreciation in value of the redeemed shares. If shares being redeemed were not all held for the same length of time, those shares held longest will be redeemed first for purposes of determining whether the charge applies. The redemption charge will not be imposed on redemptions (or exchanges) of shares acquired through the reinvestment of dividends, and these shares will be redeemed before any shares to which the redemption charge applies. The redemption fee is currently being waived until such later date as the Fund may determine.

EXCHANGE OF SHARES. An Institution may exchange Advisor Shares of the Fund for Advisor Shares of the other Warburg Pincus Advisor Funds at their respective net asset values. Exchanges may be effected in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Advisor Funds prior to 4:00 p.m. (Eastern time), the exchange will be made at each fund's net asset value determined at the end of that business day. Exchanges may be effected without a sales charge. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

     The exchange privilege is available to shareholders residing in any state in which the Advisor Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Advisor Shares of the Fund for shares in another Warburg Pincus Advisor Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Advisor Fund, an investor should contact Warburg Pincus Advisor Funds at (800) 888-6878.

DIVIDENDS,  DISTRIBUTIONS  AND  TAXES

DIVIDENDS AND DISTRIBUTIONS. The Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. The Fund declares dividends from its net investment income semiannually and pays them in the calendar year in which they are declared. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and, as a general rule, will be distributed or paid in November or December of each calendar year. Unless an investor instructs the Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Advisor Shares of the Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Advisor Funds at the address set forth under 'How to Redeem and Exchange Shares' or by calling Warburg Pincus Advisor Funds at (800) 888-6878.

     The Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.

TAXES. The Fund intends to continue to qualify each year as a 'regulated investment company' within the meaning of the Code. The Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. The Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.

     Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains will be taxable to investors as long-term capital gains, in each case regardless of how long investors have held Advisor Shares or whether received in cash or reinvested in additional Advisor Shares. As a general rule, an investor's gain or loss on a sale or redemption of its Fund shares will be a long-term capital gain or loss if it has held its shares for more than one year and will be a short-term capital gain or loss if it has held its shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. Investors may be proportionately liable for taxes on income and gains of the Fund, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities will not result in unrelated busi-ness taxable income to a tax-exempt investor. The Fund's dividends, to the extent not derived from dividends attributable to certain types of stock issued by U.S. domestic corporations, will not qualify for the dividends received deduction for corporations.

     Dividends and interest received by the Fund may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its fiscal year consist of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders.

     The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     In the opinion of Japanese counsel for the Fund, the operations of the Fund will not subject the Fund to any Japanese income, capital gains or other taxes except for withholding taxes on interest and dividends paid to the Fund by Japanese corporations and securities transaction taxes payable in the event of sales of portfolio securities in Japan. In the opinion of such counsel, under the tax convention between the United States and Japan (the 'Convention') as currently in force, a Japanese withholding tax at a rate of 15% is, with certain exceptions, imposed upon dividends paid by Japanese corporations to the Fund. Pursuant to the present terms of the Convention, interest received by the Fund from sources within Japan is subject to a Japanese withholding tax at a rate of 10%.

GENERAL.   Statements  as to  the tax  status of  each investor's  dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of the Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities. Individuals investing in the Fund through Institutions should consult those Institutions or their own tax advisers regarding the tax consequences of investing in the Fund.

NET ASSET VALUE

     The Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of the Fund generally changes each day.

     The net asset value per Advisor Share of the Fund is computed by adding the Advisor Shares' pro rata share of the value of the Fund's assets, deducting the Advisor Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Series 2 Shares and then dividing the result by the total number of outstanding Advisor Shares. Generally, the Fund's investments are valued at market value or, in the absence of a quoted market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board.
     Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges preceding the calculation of the Fund's net asset value, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board.

     Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange will be valued on the basis of the closing value on the date on which the valuation is made. Other U.S. over-the-counter securities, foreign over-the-counter securities and securities listed or traded on certain foreign stock exchanges whose operations are similar to the U.S. over-the-counter market are valued on the basis of the bid price at the close of business on each day. Option or futures contracts will be valued at the last sale price at 4:00 p.m. (Eastern time) on the date on which the valuation is made, as quoted on the primary exchange or board of trade on which the option or futures contract is traded, or in absence of sales, at the mean between the last bid and asked prices. Unless the Board determines that using this valuation method would not reflect the investments' value, short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Any assets and liabilities initially expressed in non-U.S. dollar currencies are translated into U.S. dollars at the prevailing rate as quoted by an independent pricing service on the date of valuation. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE

     The Fund quotes the performance of Advisor Shares separately from Common Shares. The net asset value of the Advisor Shares is listed in The Wall Street Journal each business day under the heading Warburg Pincus Advisor Funds. From time to time, the Fund may advertise the average annual total return of Advisor Shares over various periods of time. These total return figures show the average percentage change in value of an investment in the Advisor Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Advisor Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Advisor Shares. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as on a year-by-year, quarterly or current year-to-date basis).

     When considering average total return figures for periods longer than one year, it is important to note that the Fund's annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of the Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures of Advisor

Shares for various periods, representing the cumulative change in value of an investment in the Advisor Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

     Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling Warburg Pincus Advisor Funds at (800) 888-6878.

     In reports or other communications to investors or in advertising material, the Fund may describe general economic and market conditions affecting the Fund. The Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) the Morgan Stanley Capital International Europe, Australia and Far East ('EAFE') Index; the Salomon Russell Global Equity Index; the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.); the S&P 500; the Nikkei over-the-counter average; the JASDAQ Index; the Nikkei 225 and 300 Stock Indexes and the Topix Index, which are unmanaged indexes of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by Counsellors derived from such indexes. The Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as The Wall Street Journal, Investor's Daily, Money, Inc., Institutional Investor, Barron's, Fortune, Forbes, Business Week, Mutual Fund Magazine, Morningstar, Inc. and Financial Times.

     In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. The Fund may also discuss the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities. In addition, the Fund may from time to time compare the expense ratio of Advisor Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

GENERAL INFORMATION

ORGANIZATION. The Fund was incorporated on July 26, 1994 under the laws of the State of Maryland. The charter of the Fund authorizes the Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Series 2 Shares (the Advisor Shares). Under the Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

MULTI-CLASS STRUCTURE. The Fund offers a separate class of shares, the Common Shares, directly to individuals pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner, as described elsewhere in this Prospectus, except that Advisor Shares bear fees payable by the Fund to service organizations for services they provide to the beneficial owners of such shares and enjoy certain exclusive voting rights on matters relating to these fees. Because of the higher fees borne by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Common Shares by calling Counsellors Securities at (800) 888-6878.

VOTING RIGHTS. Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any member of the governing Board may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund. John L. Furth, a Director of the Fund, and Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to be controlling persons of the Fund as of August 31, 1995 because they may be deemed to possess or share investment power over shares owned by clients of Counsellors and certain other entities.

SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of its account, as well as a statement of its account after any transaction that affects its share balance or share registration (other than the reinvestment of dividends or distributions). The Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Each Institution that is the record owner of Advisor Shares on behalf of its customers will send a statement to those customers periodically showing their indirect interest in Advisor Shares, as well as providing other information about the Fund. See 'Shareholder Servicing.'

SHAREHOLDER SERVICING

     The Fund is authorized to offer Advisor Shares exclusively to Institutions whose clients or customers (or participants in the case of retirement plans) ('Customers') are beneficial owners of Advisor Shares. Either those Institutions or companies providing certain services to Customers (together, 'Service Organizations') will enter into account servicing agreements ('Agreements') with the Fund pursuant to a Distribution Plan as described below. Pursuant to the terms of an Agreement, the Service Organization agrees to provide certain distribution, shareholder servicing, administrative and/or accounting services for its Customers. Distribution services would be marketing or other services in connection with the promotion and sale of Advisor Shares. Shareholder services that may be provided include responding to Customer inquiries, providing information on Customer investments and providing other shareholder liaison services. Administrative and accounting services related to the sale of Advisor Shares may include (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's transfer agent, (ii) processing dividend payments from the Fund on behalf of Customers and (iii) providing sub-accounting related to the sale of Advisor Shares beneficially owned by

Customers or the information to the Fund necessary for sub-accounting. The Board has approved a Distribution Plan (the 'Plan') pursuant to which the Fund will pay each participating Service Organization a negotiated fee on an annual basis not to exceed .75% (up to a .25% annual service fee and a .50% annual distribution fee) of the value of the average daily net assets of its Customers invested in Advisor Shares. The Board evaluates the appropriateness of the Plan on a continuing basis and in doing so considers all relevant factors.

     Counsellors and Counsellors Securities may, from time to time, at their own expense, provide compensation to these institutions. To the extent they do so, such compensation does not represent an additional expense to the Fund or its shareholders since it will be paid from the assets of Counsellors, Counsellors Securities or their affiliates.

                            ------------------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE FUND'S STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE ADVISOR SHARES IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

  THE FUND'S EXPENSES ...................................................... 2
  FINANCIAL HIGHLIGHTS ..................................................... 3
  INVESTMENT OBJECTIVE AND POLICIES ........................................ 4
  PORTFOLIO INVESTMENTS .................................................... 5
  RISK FACTORS AND SPECIAL
     CONSIDERATIONS ........................................................ 6
  PORTFOLIO TRANSACTIONS AND TURNOVER
     RATE .................................................................. 9
  CERTAIN INVESTMENT STRATEGIES ............................................ 9
  INVESTMENT GUIDELINES ................................................... 15
  MANAGEMENT OF THE FUND .................................................. 15
  HOW TO PURCHASE SHARES .................................................. 17
  HOW TO REDEEM AND EXCHANGE
     SHARES ............................................................... 18
  DIVIDENDS, DISTRIBUTIONS AND TAXES ...................................... 20
  NET ASSET VALUE ......................................................... 21
  PERFORMANCE ............................................................. 22
  GENERAL INFORMATION ..................................................... 23
  SHAREHOLDER SERVICING ................................................... 24

ADOTC-1-0995

             [LOGO]

      [ ] WARBURG PINCUS
          JAPAN OTC FUND

          PROSPECTUS

    SEPTEMBER 29, 1995


                STATEMENT OF DIFFERENCES


The dagger symbol shall be expressed as ...........'D'

                                          Rule 497(c)
                                          Securities Act File No. 33-82362
                                          Investment Co. Act File No. 811-8686

                      STATEMENT OF ADDITIONAL INFORMATION

                              September 29, 1995
                           ________________________

                         WARBURG PINCUS JAPAN OTC FUND

                P.O Box 9030, Boston, Massachusetts 02205-9030
                     For information, call (800) 888-6878
                           ________________________

                                   Contents

                                                                          Page
                                                                          ----

Investment Objective  . . . . . . . . . . . . . . . . . . . . . . . . . .    2
Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
Japan and Its Securities Markets  . . . . . . . . . . . . . . . . . . . .   28
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . . . .   40
Additional Purchase and Redemption Information  . . . . . . . . . . . . .   48
Exchange Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
Additional Information Concerning Taxes . . . . . . . . . . . . . . . . .   50
Determination of Performance  . . . . . . . . . . . . . . . . . . . . . .   53
Auditors and Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . .   56
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . .   57
Appendix -Description of Ratings  . . . . . . . . . . . . . . . . . . . .  A-1
Report of Coopers & Lybrand L.L.P., Independent Auditors  . . . . . . . .  A-5


          This Statement of Additional Information is meant to be read in conjunction with the combined Prospectus for the Common Shares of Warburg Pincus Japan OTC Fund (the "Fund"), Warburg Pincus Capital Appreciation Fund, Warburg Pincus Emerging Growth Fund, the Warburg Pincus Post-Venture Capital Fund and Warburg Pincus International Equity Fund, and with the Prospectus for the Advisor Shares of the Fund, each dated September 29, 1995, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectuses and information regarding the Fund's current performance may be obtained by calling the Fund at
(800) 257-5614. Information regarding the status of shareholder accounts may be obtained by calling the Fund at (800) 888-6878 or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                             INVESTMENT OBJECTIVE

          The investment objective of the Fund is long-term capital appreciation.


                              INVESTMENT POLICIES

          The following policies supplement the descriptions of the Fund's investment objective and policies in the Prospectuses.

          As described in the Prospectuses, the Fund will maintain at least 65% of its total assets in securities of companies traded in the Japanese over-the-counter market ("JASDAQ"), including the Frontier Market. In addition, the Fund may invest up to 35% of its total assets in securities of other Asian issuers, with no more than 10% invested in any one country. Asian issuers are (i) companies (A) organized under the laws of an Asian country or its predecessors, or (B) whose principal business activities are conducted in one or more Asian countries, and which derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in one or more Asian countries, or have at least 50% of their assets in one or more such countries, or (C) which have issued securities which are traded principally in an Asian country, and (ii) governments, governmental entities or political subdivisions of Asian countries. Determinations as to the eligibility of issuers under the foregoing definition will be made by the investment advisers based on publicly available information and inquiries made to the companies. The Fund considers Asia to be comprised of the contiguous eastern Eurasian land mass and adjacent islands, including the countries of Taiwan, Korea, Indonesia, China, Hong Kong, Israel, Turkey, India, Malaysia, Pakistan, the Philippines, Sri Lanka, Singapore and Thailand. For purposes of applying the foregoing limitations, if a company meets the definition of an Asian issuer as a result of relationships with respect to more than one Asian country, the Fund may consider the company to be associated with any of such countries. Due to the rapidly evolving nature of Asian markets, the Fund reserves the ability to modify its limitation on investments relating to any one Asian country (other than Japan) and to consider additional countries to be included in Asia if market conditions should develop so as to warrant such a change in investment policy.

Additional Information on Investment Practices

          Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers. See "Japan and Its Securities Markets" for a discussion of factors relating to Japanese investments specifically.

          Foreign Currency Exchange. Since the Fund will be investing in securities denominated in Japanese yen and currencies of other Asian countries, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. See "Japan and Its Securities Markets -- Economic Background -- Currency Fluctuation" below. The Fund may use hedging techniques with the objective of guarding against loss through the fluctuation of the value of the yen against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Activities" below.

          Information. Many of the securities held by the Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the U.S. Securities and Exchange Commission (the "SEC"). Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

          Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries. For example, tensions in Asia have increased following the announcement in March 1993 by The Democratic People's Republic of Korea ("North Korea") of its intention to withdraw from participation in the Nuclear Non-Proliferation Treaty and its refusal to allow the International Atomic Energy Agency to conduct full inspections of its nuclear facilities. Military action involving North Korea or the economic deterioration of North Korea could adversely affect the entire region and the performance of the Fund.

          Delays. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

          Foreign Taxes and Increased Expenses. The operating expenses of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expense of some other international funds, are higher than those costs incurred by other investment companies.

          General. In general, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          U.S. Government Securities. The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if Warburg, Pincus Counsellors, Inc., the Fund's investment adviser ("Counsellors," sometimes referred to herein either together or alternatively with SPARX Investment & Research, USA, Inc. ("SPARX USA"), the Fund's sub-investment adviser, as the "Advisers"), determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          Convertible Securities. Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

          Downgraded Debt and Convertible Securities. Although the Fund may invest only in investment grade securities (as described in the Prospectuses), it is not required to dispose of debt and convertible securities that are downgraded below investment grade subsequent to acquisition by the Fund. However, it is the Fund's current intention during the coming year to restrict its holding of such downgraded debt and convertible securities to no more than 5% of its net assets. While the market values of medium and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

          The market for medium and lower-rated and unrated securities is relatively new and has not weathered a major economic recession. Any such recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

          The Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

          The market value of securities in lower-rated categories is more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of Counsellors in evaluating the creditworthiness of an issuer. In this evaluation, Counsellors will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, lower-rated and comparable unrated securities are not intended for short-term investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. Recent adverse publicity regarding lower-rated bonds may have depressed the prices for such securities to some extent. Whether investor perceptions will continue to have a negative effect on the price of such securities is uncertain.

          Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

          Mortgage-Backed Securities. The Fund may invest up to 5% of its net assets in mortgage-backed securities, such as those issued by GNMA, FNMA, FHLMC or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities.
However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.

          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

          Asset-Backed Securities. The Fund may invest up to 5% of its net assets in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

          Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Because asset-backed securities are relatively new, the market experience in these securities is limited, and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

          Zero Coupon Securities. The Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. The Fund currently anticipates that during the coming year zero coupon securities will not exceed 5% of its net assets. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

          Securities of Other Investment Companies. The Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

          Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 20% of the Fund's total assets taken at value. The Fund will not lend portfolio securities to affiliates of the Advisers unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

          By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not an investment objective of the Fund, income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

          Non-Publicly Traded and Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and Rule 144A securities. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Counsellors anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

          An investment in Rule 144A Securities will be limited to 10% of the Fund's assets, included within the Fund's 15% limit on illiquid securities. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          Currency Transactions. The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. The Fund, therefore, may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into forward contracts to purchase or sell currency, (iii) by purchasing currency options or
(iv) through entering into foreign currency futures contracts or options on such contracts. The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are usually involved.

          Forward Currency Contracts.   A forward currency contract involves
an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

          At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Currency Options. The Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          A decline in the dollar value of a foreign currency in which the Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities it holds, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.

          Foreign Currency Futures. As described below under "Futures Activities," the Fund may enter into foreign currency futures contracts and related options.

          Currency Hedging. The Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the dollar value of a foreign currency in which the Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against such diminutions in the value of securities it holds, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency.
The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

          While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency over time.

          Futures Activities. The Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions and increasing return. The ability of the Fund to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

          The Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.
There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

          Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Foreign currency futures are similar to forward currency contracts, except that they are traded on commodities exchanges and are standardized as to contract size and delivery date. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. Stock indexes are capitalization weighted indexes which reflect the market value of the stock listed on the indexes. A stock index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the beginning and at the end of the contract period. In entering into these contracts, the Fund will incur brokerage costs and be required to make and maintain certain "margin" deposits on a mark-to-market basis, as described below.

          One of the purposes of entering into a futures contract may be to protect the Fund from fluctuations in value of its portfolio securities without its necessarily buying or selling the securities. Since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets. No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund will be required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. government securities or other liquid high-grade debt obliga-tions, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or stock index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

          Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund's securities being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

          If the Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.
Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance. In addition, in such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities could, but will not necessarily, be at increased prices which reflect the change in currency values, interest rates or stock indexes, as the case may be.

          Options on Futures Contracts. The Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

          An option on a currency, interest rate or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a currency, interest rate or stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

          There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates and securities markets by the Advisers. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these portfolio strategies will be successful. Even if the Advisers' expectations are correct, where options on futures are used for hedging purposes there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

          Options on Securities. The Fund may purchase put and call options on stocks and debt securities that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options, to the extent permitted by the policies of state securities authorities in states where shares of the Fund are qualified for offer and sale. The Fund may utilize up to 10% of its total assets to purchase exchange-traded and OTC options on stock and debt securities. In addition, the Fund may write covered put and call options on up to 25% of the stock and debt securities in its portfolio. Options on securities and stock indexes (described below) may be purchased and written for hedging purposes or to increase income and total return. The aggregate value of the securities underlying the calls or puts on securities written by the Fund, determined as of the date the options are sold, when added to the securities underlying the calls on securities indexes written by the Fund, may not exceed 25% of the Fund's net assets.

          The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

          Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when the Advisers expect that the price of the underlying security will remain flat or decline moderately during the option period,
(ii) at-the-money call options when the Advisers expect that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Advisers expect that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. If the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of Counsellors or SPARX USA and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

          Prior to their expirations, put and call options may be sold in closing sale transactions (sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          Although the Fund will generally purchase or write only those options for which the Advisers believe there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by the Advisers, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

          Options as a Hedge. In addition to entering into options transactions for other purposes, including generating current income, the Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position. The Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge.
The Fund will engage in hedging transactions only when deemed advisable by the Advisers. Successful use by the Fund of options will be subject to the Advisers' ability to predict correctly movements in the direction of the security underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

          OTC Options. The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing corporation is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

          Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

          Stock Index Options. In addition to utilizing up to 10% of its assets to purchase options on securities, the Fund may utilize up to an additional 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes and may write put and call options on such indexes to hedge against the effects of market wide-price movements or to increase income and total return. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index, fluctuating with changes in the market values of the stocks included in the index.

Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.
Examples of stock index derivatives which the Fund may utilize are the Nikkei 225 Index, the Nikkei 300 Index, the OTC (JASDAQ) Index and the Topix Index.

          Options on stock indexes are similar to options on stock except that
(i) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

          Stock Index Options as a Hedge. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Advisers' ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks, and there can be no assurance that the use of these portfolio strategies will be successful.

          Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectuses, the Fund will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid high-grade debt securities or other securities that are acceptable as collateral to the appropriate regulatory authority.

          For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.
The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

          When-Issued Securities and Delayed-Delivery Transactions. The Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 30-45 days. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if the Advisers deem it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the com-mitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

          When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash, U.S. government securities or other liquid high-grade debt obligations or other securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          Securities of Smaller Companies and Emerging Growth Companies. The Fund's investment in OTC securities involves considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. Investors should expect some volatility due to the risks involved and should regard their investment as long term. In addition, securities of emerging growth and smaller companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.

          American, European and Continental Depositary Receipts. The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

          Warrants. The Fund may invest up to 5% of net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase). Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

          Borrowing. The Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Other Investment Limitations

          The investment limitations numbered 1 through 7 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 10 through 16 may be changed by a vote of the Board at any time.

          The Fund may not:

          1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

          2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

          3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

          4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

          6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.

          7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

          8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

          9. Issue any senior security except as permitted in these investment limitations.

          10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

          11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

          12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities. In no event will the Fund's investment in restricted and illiquid securities exceed 15% of the Fund's assets.

          13. Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years ("unseasoned companies").

          14. Purchase or retain securities of any company if, to the knowledge of the Fund, any of the Fund's officers or Directors or any officer or director of Counsellors or SPARX USA individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

          15. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets.

          16. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

          The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states.
Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, the Fund will revoke the commitment by terminating the sale of Fund shares in the state involved. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

Portfolio Valuation

          The Prospectuses discuss the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.

          Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or on a foreign securities exchange (including JASDAQ and the Frontier Market) will be valued on the basis of the closing value on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Other U.S. over-the-counter securities, foreign over-the-counter securities and securities listed or traded on certain foreign stock exchanges whose operations are similar to the U.S. over-the-counter market will be valued on the basis of the bid price at the close of business on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith pursuant to consistently applied procedures established by the Board. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. In determining the market value of portfolio investments, the Fund may employ outside organizations (a "Pricing Service") which may use a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace any such Pricing Service at any time. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. The amortized cost method of valuation may also be used with respect to debt obligations with 60 days or less remaining to maturity. All other securities and other assets of the Fund will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in Japan and other Asian countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made.

Portfolio Transactions

          Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

          SPARX USA will select specific portfolio investments and effect transactions for the Fund for the Fund's equity investments in Japan and other Asian countries. SPARX USA seeks to obtain the best net price and the most favorable execution of orders, effecting transactions only through brokers and dealers approved by Counsellors. In evaluating prices and executions, SPARX USA will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.
In addition, to the extent that the execution and price offered by more than one broker or dealer are comparable, SPARX USA may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to SPARX USA, the Fund or Counsellors and/or other accounts over which Counsellors or SPARX USA exercise investment discretion. Research and other services received may be useful to Counsellors or SPARX USA in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Counsellors or SPARX USA in carrying out its obligations to the Fund. The fees to Counsellors under its advisory agreement with the Fund and SPARX USA under its sub-investment advisory agreement with Counsellors and the Fund are not reduced by reason of its receiving any brokerage and research services.

          Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by Counsellors or SPARX USA. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Counsellors or SPARX USA believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, Counsellors or SPARX USA may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          During the fiscal period ended October 31, 1994, the Fund paid an aggregate of approximately $89,270 in commissions to broker-dealers for execution of portfolio transactions. No portfolio transactions have been executed through Counsellors Securities, Inc., the Fund's distributor ("Counsellors Securities"), since the commencement of the Fund's operations.

          Any portfolio transaction for the Fund may be executed through Counsellors Securities if, in the Advisers' judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Fund a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

          In no instance will portfolio securities be purchased from or sold to Counsellors, SPARX USA or Counsellors Securities or any affiliated person of such companies. In addition, the Fund will not give preference to any institutions with whom the

Fund enters into distribution or shareholder servicing agreements ("Agreements") concerning the provision of distribution services or support services to customers ("Customers") who beneficially own the Fund's Common Stock, par value $.001 per share, designated Common Stock - Series 1 (the "Series 1 Shares") or Common Stock - Series 2 (the "Advisor Shares"). See the Prospectuses, "Shareholder Servicing."

          Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Advisers, in their sole discretion, believe such practice to be otherwise in the Fund's interest.

Portfolio Turnover

          The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.


                       JAPAN AND ITS SECURITIES MARKETS

          The Fund will be subject to general economic and political conditions in Japan. In addition to the considerations discussed above, these include future political and economic developments, the possible imposition of, or changes in, exchange controls or other Japanese governmental laws or restrictions applicable to such investments, diplomatic developments, political or social unrest and natural disasters.

          The information set forth in this section has been extracted from various governmental publications and other sources. The Fund makes no representation as to the accuracy of the information, nor has the Fund attempted to verify it. Furthermore, no representation is made that any correlation exists between Japan or its economy in general and the performance of the Fund.

Domestic Politics

          Japan has a parliamentary form of government. The legislative power is vested in the Japanese Diet, which consists of a House of Representatives and a House of Councillors. Members of the House of Representatives are elected for terms of four years unless the House of Representatives is dissolved prior to the expiration of their full elected terms. Members of the House of Councillors are elected for terms of six years with one-half of the membership being elected every three years. Various political parties are represented in the Diet, including the conservative Liberal Democratic Party ("LDP"), which until August 1993 had been in power nationally since its formation in 1955. The LDP ceased to have a majority of the House of Representatives in June 1993, when certain members of the House of Representatives left the LDP and formed two new political parties. After an election for the House of Representatives was held on July 18, 1993 and the LDP failed to secure a majority, seven parties formed a coalition to control the House of Representatives and chose Morihiro Hosokawa, the Representative of the Japan New Party, to head their coalition. In April 1994, amid accusations of financial improprieties, Prime Minister Hosokawa announced that he would resign. Tsutomu Hata succeeded Mr. Hosokawa as prime minister and formed a new cabinet as a minority coalition government. In June 1994 Mr. Hata yielded to political pressure from opposition parties and resigned. He was succeeded by Social Democratic Party leader Tomiichi Murayama, Japan's first Socialist prime minister since 1948, who was chosen by a new and unstable alliance between left-wing and conservative parties, including the LDP. On September 18, 1994, 187 opposition politicians founded a new party, the Reform Party led by Ichiro Ozawa, to oppose the government of Prime Minister Murayama in the next elections. Political realignment has continued in 1995 as the Social Democrats incurred significant losses in the July elections. On August 28, 1995, the LDP elected Ryutaro Hashimoto, the minister for trade and industry, as its new leader. Mr. Hashimoto, who favors a stronger Japanese role in world affairs, is considered a leading candidate for prime minister in the next elections. This political instability may hamper Japan's ability to establish and maintain effective economic and fiscal policies, and recent and future political developments may lead to changes in policy that might adversely affect the Fund's investments.

Economic Background

          Over the past 30 years Japan has experienced significant economic development. During the era of high economic growth in the 1960's and early 1970's the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970's Japan moved into assembly industries which employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of electrical and electronic products and automobiles. Moreover, since the mid-1980's Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970's, Japan has generally experienced very low levels of inflation. In the mid-1990's, Japan has been plagued by rising unemployment, excess capacity and significant bad debts in the banking sector.

          Japan is largely dependent upon foreign economies for raw materials. For instance, almost all of its oil is imported, the majority from the Middle East. Oil prices therefore have a major impact on the domestic economy, as is evidenced by the current account deficits triggered by the two oil crises of the 1970's. Oil prices have declined mainly due to a worldwide easing of demand for crude oil. The stabilized price of oil contributed to Japan's sizeable current account surplus and stability of wholesale and consumer prices since 1981. While Japan is working to reduce its dependence on foreign materials, its lack of natural resources poses a significant obstacle to this effort.

          International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import.
Japan's trade surplus has increased dramatically in recent years, exceeding $100 billion per year since 1991 and reaching a record high of $145 billion in 1994. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses resulting therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest. In 1995, however, the trade surplus has decreased due to a drop in exports. The reduced exports are due primarily to the strength of the yen and the impact of the threatened U.S. trade sanctions. The United States and Japan have engaged in "economic framework" negotiations to help increase the United States' share in Japanese markets and reduce Japan's current account surplus, but progress in the negotiations has been hampered by the recent political upheaval in Japan. On June 28, 1995, the United States agreed not to impose trade sanctions in return for a modest commitment by Japan to buy more American cars and auto parts. Any trade sanctions imposed upon Japan by the United States as a result of the current friction or otherwise could adversely affect Japan and the performance of the Fund.

          The following table sets forth the composition of Japan's trade balance, as well as other components of its current account, for the years shown.

                              CURRENT ACCOUNT


                                                 Trade
               --------------------------------------------------------------------------


                             Change from                    Change from                                                    Current
    Year       Exports     Preceding Year        Imports   Preceding Year   Trade Balance       Services    Transfers      Balance
    ----       -------     --------------        -------   --------------   -------------       --------    ---------      -------

                                              (U.S. dollars in millions)

    1984         168,290          15.7           124,003        8.8              44,257          (7,747)      (1,507)      35,003
    1985         174,015           3.4           118,029       (4.8)             55,986          (5,165)      (1,652)      49,169

    1986         205,591          18.1           112,764       (4.5)             92,827          (4,932)      (2,050)      85,845

    1987         224,605           9.2           128,219        13.7             96,386          (5,702)      (3,669)      87,015
    1988         259,765          15.7           164,753        28.5             95,012         (11,263)      (4,118)      79,631

    1989         269,570           3.8           192,653        16.9             76,917         (15,526)      (4,234)      57,157
    1990         280,374           4.0           216,846        12.6             63,528         (22,292)      (5,475)      35,761

    1991         306,557           9.3           203,513       (6.1)            103,044         (17,660)     (12,483)      72,901

    1992         330,850           7.9           198,502       (2.5)            132,348         (10,112)      (4,685)     117,551
    1993         351,292           6.2           209,778        5.7             141,514          (3,949)      (6,117)     131,448

    1994         384,176           9.4           238,232        13.6            145,944          (9,296)      (7,508)     129,140



Source:   Institute of Fiscal and Monetary Policy, Ministry of Finance of
          Japan

          Economic Trends. The following table sets forth Japan's gross domestic product for the years shown.


                         GROSS DOMESTIC PRODUCT (GDP)



                               1994           1993         1992          1991        1990        1989        1988         1987
		               ----           ----         ----          ----        ----        ----        ----         ----

                                                                             (yen in billions)
 Consumption
  Expenditures

      Private             [Y]277,676.8  [Y]270,919.4 [Y]264,824.1 [Y]255,084.2 [Y]243,628.1 [Y]228,483.2 [Y]215,122.0 [Y]204,585.3
      Government              46,108.0      44,666.4     43,257.9     41,232.0     38,806.6     36,274.8     34,184.3     32,974.5

 Capital Formation
  (incl.
 inventories)

      Private                 93,111.4      99,180.1    108,727.6    116,638.0    110,871.9   100,130.8     89,043.7    76,176.5
      Government              42,227.3      40,295.8     35,110.1     30,062.3     28,182.6    25,724.5     24,660.9    23,673.8

 Exports of Goods
  and Services                44,449.2      44,243.8     47,409.4     46,809.7     45,919.9    42,351.8     37,483.2    36,209.6

 Imports of Goods
  and Services                34,424.0      33,333.1     36,183.8     38,529.3     42,871.8    36,768.1     29,065.1    25,194.9

 GDP
  (Expenditures)             469,148.7     465,972.4    463,145.3    451,296.9     24,537.2   396,197.0    371,429.0   348,425.0

 Change in GDP
  from Preceding
  Year
  Nominal terms                    0.7%          0.6%         2.6%         6.3%         7.2%        6.7%         6.6%        4.1%

  Real Terms                       0.5%         -0.2%         1.1%         4.3%         4.8%        4.7%         6.2%        4.1%




Source:   Institute of Fiscal and Monetary Policy,  Ministry of Finance of
          Japan


   [Yen symbol is represented by [Y] in EDGAR-formatted document.]

          The following tables set forth certain economic indicators in Japan for the years shown.



                                                            UNEMPLOYMENT


                                                                                               Labor Productivity
                                                                                                     Index
 Year                    Number Unemployed              Percent Unemployed                       (Manufacturing)
 ----                    -----------------              ------------------                     ------------------
                           (in millions)                                                        (Base Year: 1990)

 1984                            1.61                            2.7                                    72.4
 1985                            1.56                            2.6                                    75.6
 1986                            1.67                            2.8                                    77.0
 1987                            1.73                            2.8                                    81.4
 1988                            1.55                            2.5                                    90.8
 1989                            1.42                            2.3                                    96.2
 1990                            1.34                            2.1                                   100.0
 1991                            1.36                            2.1                                   102.5
 1992                            1.42                            2.2                                    97.0
 1993                            1.66                            2.5                                    95.4
 1994                            1.92                            2.9                                    98.3



Source:   Institute of Fiscal and Monetary Policy, Ministry of Finance of
Japan



                             WHOLESALE PRICE INDEX

                               (Base Year: 1990)


                                                                                                     Change from
                                                All                                                   Preceding
       Year                                 Commodities                                                 Year
       ----                                 -----------                                              -----------

       1985                                    110.4                                                   (1.1)%
       1986                                    100.3                                                    (9.1)
       1987                                    96.5                                                     (3.8)
       1988                                    95.6                                                     (0.9)
       1989                                    98.0                                                      2.5
       1990                                    100.0                                                     2.0
       1991                                    99.4                                                     (0.6)
       1992                                    97.8                                                     (1.6)
       1993                                    95.0                                                     (2.9)
       1994                                    93.0                                                     (2.1)



  Source: Financial Statistics of Japan (1993 ed. and June 1994 supp.), Institute of Fiscal and Monetary Policy,
               Ministry of Finance of Japan; International Monetary
               Fund

                            CONSUMER PRICE INDEX


                                                                                                     Change from
       Year                                   General                                              Preceding Year
       ----                                   -------                                              --------------

                                         (Base Year: 1990)
       1985                                    93.5                                                     2.0%
       1986                                    94.1                                                     0.6
       1987                                    94.2                                                     0.1
       1988                                    94.9                                                     0.7
       1989                                    97.0                                                     2.3
       1990                                   100.0                                                     3.1
       1991                                   103.3                                                     3.3
       1992                                   105.0                                                     1.6
       1993                                   106.4                                                     1.3
       1994                                   107.1                                                     0.7



Source: Financial Statistics of Japan (1993 ed. and June 1994 supp.), Institute of Fiscal and Monetary Policy, Ministry of Finance of Japan; International Monetary Fund


          Currency Fluctuation. The Fund's investments in Japanese securities will be denominated in yen and most income received by the Fund from such investments will be in yen. However, the Fund's net asset value will be reported, and distributions will be made, in U.S. dollars. Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of the Fund's Japanese investments. The following table presents the average exchange rates of Japanese yen for U.S. dollars for the years shown:

                                 CURRENCY EXCHANGE RATES


                        Year        Yen Per U.S. Dollar
			----        -------------------
                        1985        [Y]238.47
                        1986           168.35
                        1987           144.60
                        1988           128.17
                        1989           138.07
                        1990           145.00
                        1991           134.59
                        1992           126.79
                        1993           111.08
                        1994           102.18


  Source: Board of Governors of the Federal Reserve System, Federal Reserve Bulletin



          On September 19, 1995, the noon buying rate in New York City for cable transfers payable in Japanese yen was 104.20 yen per U.S. dollar. The recent relative strength of the yen to the U.S. dollar may adversely affect the economy of Japan, and, in particular, the export sector thereof.

          Geological Factors. The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity. On January 17, 1995, the Great Hanshin Earthquake killed over 5,000 people and severely damaged the port of Kobe, Japan's largest container port. The government has announced a $5.9 billion plan to repair the port and estimates damage to the region at approximately $96 billion. However, the long-term economic effects of the earthquake on the Japanese economy as a whole and on the Fund's investments cannot be predicted.

Securities Markets

          There are eight stock exchanges in Japan. Of these, the Tokyo Stock Exchange is by far the largest, followed by the Osaka Stock Exchange and the Nagoya Stock Exchange. These exchanges divide the market for domestic stocks into two sections, with newly listed companies and smaller companies assigned to the Second Section and larger companies assigned to the First Section.

          The following table sets forth the number of Japanese companies listed on each of the eight Japanese stock exchanges as of the end of 1994.



                                            NUMBER OF DOMESTIC COMPANIES LISTED ON ALL STOCK EXCHANGES


                       Tokyo              Osaka            Nagoya
		 ---------------     -------------     -------------
                  1st       2nd       1st     2nd       1st      2nd
                 Sec.       Sec.     Sec.     Sec.     Sec.     Sec.     Kyoto      Hiroshima     Fukuoka     Nigata     Sapporo
		 ----       ----     ----     ----     ----     ----     -----      ---------     -------     ------     -------
                 1,235      454       855     344       431      129      240          203          260         200        193


           Source:  Tokyo Stock Exchange, Fact Book 1995

          The following table sets forth the trading volume and value of Japanese stocks on each of the eight Japanese stock exchanges for the years shown.

              STOCK TRADING VOLUME & VALUE ON ALL STOCK EXCHANGES

                  (shares in millions; yen in billions)


                           All Exchanges                    Tokyo                       Osaka                       Nagoya
			--------------------         -------------------         -------------------         --------------------

 Year                   Volume         Value         Volume        Value         Volume        Value         Volume         Value
 ----                   ------         -----         ------        -----         ------        -----         ------         -----
 1989  . . . . .        256,296    [Y]386,395       222,599    [Y]332,617        25,096     [Y]41,679         7,263     [Y]10,395
 1990  . . . . .        145,837       231,837       123,099       186,667        17,187        35,813         4,323         7,301
 1991  . . . . .        107,844       134,160        93,606       110,897        10,998        18,723         2,479         3,586
 1992  . . . . .         82,563        80,456        66,408        60,110        12,069        15,575         3,300         3,876
 1993  . . . . .        101,172       106,123        86,934        86,889        10,439        14,635         2,779         3,459
 1994  . . . . .        105,936       114,622        84,514        87,356        14,903        19,349         4,719         5,780





                         Kyoto                  Hiroshima                Fukuoka                 Niigata              Sapporo
		   ------------------      ------------------      -----------------       -----------------       ---------------

                   Volume       Value      Volume       Value      Volume      Value       Volume      Value       Volume    Value
		   ------       -----      ------       -----      ------      -----       ------      -----       ------    -----
 1989  . . .         331     [Y]443          190     [Y]235          268     [Y]330          398     [Y]475          151   [Y]221
 1990  . . .         416        770          169        261          203        405          245        334          195      286
 1991  . . .         220        300          125        149          122        174          181        208          113      123
 1992  . . .         225        322          110        136          139        129          163        178          149      129
 1993  . . .         222        340          185        178          229        225          206        226          173      170
 1994  . . .         447        562          255        312          578        669          249        299          267      296


         Source: Tokyo Stock Exchange, Fact Book 1995; Tokyo Stock Exchange New York

          The following table sets forth the stock trading value of Japanese stocks on the Tokyo Stock Exchange for the years shown.

                             TOKYO STOCK EXCHANGE
                             STOCK TRADING VALUE



 Year                                      Total            Daily Average            High               Low        Turnover Ratio
 ----                                      -----            -------------            ----               ---        --------------
                                                         (yen in millions)
 1984  . . . . . . . . . . . . .       [Y]  7,974,003        [Y]  36,843        [Y]  75,652         [Y] 3,682             47.1%
 1985  . . . . . . . . . . . . .           78,711,048            276,179            727,316           110,512             44.7
 1986  . . . . . . . . . . . . .          159,836,218            572,890          1,682,060           115,244             67.2
 1987  . . . . . . . . . . . . .          250,736,971            915,098          2,382,114           221,230             80.6
 1988  . . . . . . . . . . . . .          285,521,260          1,045,865          2,768,810           192,704             70.2
 1989  . . . . . . . . . . . . .          332,616,597          1,335,810          2,796,946           392,347             61.1
 1990  . . . . . . . . . . . . .          186,666,820            758,808          1,464,920           218,205             37.7
 1991  . . . . . . . . . . . . .          110,897,491            450,803          1,531,064           151,565             29.3
 1992  . . . . . . . . . . . . .           60,110,391            243,362            686,737            97,616             18.0
 1993  . . . . . . . . . . . . .           86,889,072            353,208          1,422,760            61,747             28.3
 1994  . . . . . . . . . . . . .           87,355,567            353,666          1,114,216           123,904             25.6


Source:   Tokyo Stock Exchange, Fact Book 1995; Tokyo Stock Exchange New York


          OTC Market. Trading of securities on the Japanese OTC market ("OTC Market" or "JASDAQ") is regulated primarily by the Japan Securities Dealers Association (the "JSDA"). The JSDA reports the daily high and low selling prices, the last selling price on each day, trading volumes, market capitalization and the number of corporate issues registered with the JSDA as traded over-the-counter by the member firms of the JSDA.

          The following table sets forth the number of issues traded in, the market capitalization of, and the trading value of stocks in, the Japanese OTC market for the years shown.

                              JAPANESE OTC MARKET
                    NUMBER OF ISSUES, MARKET CAPITALIZATION
                               AND TRADING VALUE


                                                                                            Stock Trading Value
                                                                                            (yen in thousands)

                      No. of
 Year                 Issues                Market Capitalization                     Total                     Daily Average
 ----                 ------                ---------------------                     -----                     -------------
                                            (yen in millions)
 1985                  150                           1,572,308                         195,711,396                    686,706
 1986                  161                           2,138,063                         450,081,898                  1,642,634
 1987                  172                           2,489,409                         400,065,211                  1,460,092
 1988                  216                           4,270,830                         721,639,214                  2,643,367
 1989                  279                          12,508,712                       2,085,482,912                  8,375,433
 1990                  357                          11,972,160                       6,111,700,820                 24,844,312
 1991                  446                          13,001,864                       5,043,126,216                 20,500,513
 1992                  451                           8,008,572                       1,091,101,849                  4,417,416
 1993                  491                          11,318,446                       2,880,539,952                 11,709,512
 1994                  581                          14,628,729                       5,384,108,058                 21,798,008


Source: JSDA, 1993 Annual Statistics for the OTC Market; Japan Securities Research Institute

          Securities Indexes. The Tokyo Stock Price Index ("TOPIX") is a composite index of all common stocks listed on the First Section of the Tokyo Stock Exchange. TOPIX reflects the change in the aggregate market value of the common stocks as compared to the aggregate market value of those stocks as of the close on January 4, 1968.

          The following table sets forth the high, low and year-end TOPIX for the years shown.

                        TOPIX (Tokyo Stock Price Index)

                              (Jan. 4, 1968=100)


 Year                                       Year-end                               High                               Low
 ----                                       --------                               ----                               ---
 1985                                        1,049.40                            1,058.35                             916.93
 1986                                        1,556.37                            1,583.35                           1,025.85
 1987                                        1,725.83                            2,258.56                           1,557.46
 1988                                        2,357.03                            2,357.03                           1,690.44
 1989                                        2,881.37                            2,884.80                           2,364.33
 1990                                        1,733.83                            2,867.70                           1,523.43
 1991                                        1,714.68                            2,028.85                           1,638.06
 1992                                        1,307.66                            1,763.43                           1,102.50
 1993                                        1,439.31                            1,698.67                           1,250.06
 1994                                        1,559.09                            1,712.73                           1,445.97


                Source: Tokyo Stock Exchange, Fact Book 1995; Tokyo Stock Exchange New York

          The Nikkei OTC Average is a price weighted index of the quotations of the OTC registered stock traded by members of the JSDA. The following table sets forth the year-end Nikkei OTC Average for the years shown.

                              NIKKEI OTC AVERAGE

                                  Nikkei OTC
                     Year           Average
		     ----         ----------
                     1985             814.2
                     1986           1,056.4
                     1987           1,107.0
                     1988           1,313.1
                     1989           2,597.5
                     1990           2,175.5
                     1991           1,946.1
                     1992           1,227.9
                     1993           1,447.6
                     1994           1,776.1

            Sources:  The Nikkei Shimbun; Bloomberg Financial Markets

          As these indexes reflect, share prices of companies traded on Japanese stock exchanges and on the Japanese OTC market reached historical peaks (which were later referred to as the "bubble") in 1989 and 1990. Afterwards stock prices in both markets decreased significantly, reaching their lowest levels in the second half of 1992. There can be no assurance that additional market corrections will not occur.

                            MANAGEMENT OF THE FUND

Officers and Board of Directors

          The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard N. Cooper (61)          Director
Room 7E47OHB                    National Intelligence Counsel;
Central Intelligence Agency     Professor at Harvard University; Director
930 Dolly Madison Blvd.         or Trustee of Circuit City Stores, Inc.
McClain, Virginia 22107         (retail electronics and appliances) and
                                Phoenix Home Life Insurance Co.

Donald J. Donahue (71)          Director
99 Indian Field Road            Chairman of Magma Copper Company since
Greenwich, Connecticut 06830    January 1987; Director or Trustee of GEV
                                Corporation and Signet Star Reinsurance
                                Company; Chairman and Director of NAC Holdings from September 1990-June 1993.

Jack W. Fritz (68)  . .         Director
2425 North Fish Creek Road      Private investor; Consultant and Director of
P.O. Box 483                    Fritz Broadcasting, Inc. and Fritz
Wilson, Wyoming 83014           Communications (developers and operators of
                                radio stations); Director of Advo, Inc.
                                (direct mail advertising).

John L. Furth* (64) . .         Chairman of the Board
466 Lexington Avenue            Vice Chairman and Director of E.M. Warburg,
New York, New York 10017-3147   Pincus & Co., Inc. ("EMW"); Associated with
                                EMW since 1970; Chairman of the Board or Chief
                                Executive Officer of 15 other investment companies advised by Counsellors; President of one other investment company advised by Counsellors.




------------------------
* Indicates a Director who is an "interested person" of the fund as defined in the 1940.

Thomas A. Melfe (63)  . . .     Director
30 Rockefeller Plaza            Partner in the law firm of Donovan Leisure
New York, New York 10112        Newton & Irvine; Director of Municipal Fund
                                for New York Investors, Inc.

Alexander B. Trowbridge (66)    Director
1155 Connecticut Avenue, N.W.   President of Trowbridge Partners, Inc.
Suite 700                       (business consulting) from January
Washington, DC 20036            1990-January 1994; President of the National
                                Association of Manufacturers from 1980-1990;
                                Director or Trustee of New England Mutual Life
                                Insurance Co., ICOS Corporation
                                (biopharmaceuticals), P.H.H. Corporation
                                (fleet auto management; housing and plant relocation service), WMX Technologies Inc.
                                (solid and hazardous waste collection and disposal), The Rouse Company (real estate development), SunResorts International Ltd.
                                (hotel and real estate management), Harris
                                Corp. (electronics and communications
                                equipment), The Gillette Co. (personal care products) and Sun Company Inc. (petroleum refining and marketing).

Richard H. King (51)  . . .     President and Co-Portfolio Manager
466 Lexington Avenue            Portfolio Manager or Co-Portfolio Manager of
New York, New York 10017-3147   other Warburg Pincus Funds; Managing Director
                                of EMW since 1989; Associated with EMW since
                                1989; President of 3 other investment
                                companies advised by Counsellors.

Arnold M. Reichman (47)         Executive Vice President
466 Lexington Avenue            Managing Director and Assistant Secretary of
New York, New York 10017-3147   EMW; Associated with EMW since 1984; Senior
                                Vice President, Secretary and Chief Operating
                                Officer of Counsellors Securities; President or Executive Vice President of 15 other investment companies advised by Counsellors.

Eugene L. Podsiadlo (38)        Senior Vice President
466 Lexington Avenue            Managing Director of EMW; Associated with
New York, New York 10017-3147   EMW since 1991; Vice President of Citibank,
                                N.A. from 1987-1991; Senior Vice President of Counsellors Securities and 15 other investment companies advised by
                                Counsellors.

Eugene P. Grace (44)  . . . .   Vice President and Secretary
466 Lexington Avenue            Associated with EMW since April 1994;
New York, New York 10017-3147   Attorney-at-law from September 1989-April
                                1994; life insurance agent, New York Life
                                Insurance Company from 1993-1994; General
                                Counsel and Secretary, Home Unity Savings Bank from 1991-1992; Vice President and Chief
                                Compliance Officer of Counsellors Securities;
                                Vice President and Secretary of 15 other investment companies advised by Counsellors.

Stephen Distler (42)  . . . .   Vice President and
466 Lexington Avenue            Chief Financial Officer
New York, New York 10017-3147   Managing Director, Controller and Assistant
                                Secretary of EMW; Associated with EMW since
                                1984; Treasurer of Counsellors Securities;
                                Vice President, Treasurer and Chief Accounting
                                Officer or Vice President and Chief Financial
                                Officer of 15 other investment companies advised by Counsellors.

Howard Conroy (41)  . .         Vice President, Treasurer and Chief
466 Lexington Avenue            Accounting Officer Associated with EMW since
New York, New York 10017-3147   1992; Associated with Martin Geller, C.P.A.
                                from 1990-1992; Vice President, Finance with
                                Gabelli/Rosenthal & Partners, L.P. until 1990;
                                Vice President, Treasurer and Chief Accounting
                                Officer of 14 other investment companies advised by Counsellors.

Karen Amato (31)  . . .         Assistant Secretary
466 Lexington Avenue            Associated with EMW since 1987; Assistant
New York, New York 10017-3147   Secretary of 15 other investment companies
                                advised by Counsellors.

          No employee of Counsellors, SPARX USA or PFPC Inc., the Fund's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of Counsellors, SPARX USA, PFPC or any of their affiliates receives an annual fee of $500, and $250 for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Directors' Compensation


                                                                    Total                          Total Compensation from
                                                              Compensation from                    all Investment Companies
  Name of Director                                                  Fund+                           Managed by Counsellors+*
  ----------------                                            -----------------                    -------------------------

 John L. Furth                                                      None**                                  None**
 Richard N. Cooper                                                  $1,500                                 $39,500
 Donald J. Donahue                                                  $1,500                                 $39,500
 Jack W. Fritz                                                      $1,500                                 $39,500
 Thomas A. Melfe                                                    $1,500                                 $39,500
 Alexander B. Trowbridge                                            $1,500                                 $39,500


__________________

+ Since the Fund had not completed its first full fiscal year as of October 31, 1994, amounts shown are estimates of future payments to be made in the fiscal year ending October 31, 1995 pursuant to existing arrangements.

* Each Director also serves as a Director or Trustee of 15 other investment companies advised by Counsellors.

** Mr. Furth is considered to be an interested person of the Fund and Counsellors, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, receives no compensation from the Fund or any other investment company managed by Counsellors.


          Mr. Richard H. King, president and co-portfolio manager of the Fund, earned a B.A. degree from Durham University in England. Mr. King is also portfolio manager of Warburg Pincus International Equity Fund and the International Equity Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust and a co-portfolio manager of Warburg Pincus Emerging Markets Fund. From 1968 to 1982, he worked at W.I. Carr Sons & Company (Overseas), a leading international brokerage firm. He resided in the Far East as an investment analyst from 1970 to 1977, became director, and later relocated to the U.S. where he became founder and president of W.I. Carr (America), based in New York. From 1982 to 1984 Mr. King was a director in charge of the Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank. In 1984 Mr. King became chief investment officer and director for all international investment strategy with Fiduciary Trust Company International S.A., in London. He managed an EAFE mutual fund (FTIT) 1985-1986 which grew from $3 million to over $100 million during this two-year period.

          Mr. Nicholas P.W. Horsley, co-portfolio manager of the Fund, is also a co-portfolio manager of Warburg Pincus Emerging Markets Fund and an associate portfolio manager and research analyst of Warburg, Pincus International Equity Fund and the International Equity Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust. He joined Counsellors in 1993. From 1981 to 1984 Mr. Horsley was a Securities Analyst at Barclays Merchant Bank in London, UK and Johannesburg, RSA. From 1984 to 1986 he was a Senior Analyst with BZW Investment Management in London. From 1986 to 1993 he was a director, portfolio manager and analyst at Barclays deZoete Wedd in New York City. Mr. Horsley earned B.A. and M.A. degrees with honors from University College, Oxford.

          Mr. Nicholas P. Edwards, co-portfolio manager of the Fund, is also an associate portfolio manager and research analyst of Warburg Pincus International Equity Fund and the International Equity Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust. Prior to joining Counsellors in August 1995, Mr. Edwards was a director at Jardine Fleming Investment Advisors, Tokyo. He was a vice president of Robert Fleming Inc. in New York City from 1988 to 1991. Mr. Edwards earned M.A. degrees from Oxford University and Hiroshima University in Japan.

          Mr. Shuhei Abe of SPARX USA is also a Co-Portfolio Manager of the Fund. Mr. Abe is the founder and president of SPARX Asset Management Company, Ltd. ("SPARX"). Prior to founding SPARX in 1988, Mr. Abe worked for Soros Fund Management and Credit Suisse Trust Bank as an independent adviser. Mr. Abe began his career as an analyst at Nomura Research Institute in 1982 and worked in institutional equity sales at Nomura Securities International (New
York).

          Mr. Toshikatsu Kimura is an associate portfolio manager of the Fund. Mr. Kimura has been a portfolio manager and analyst at SPARX since 1992, before which time he was a warrant trader and portfolio manager, respectively, at Sanyo Securities and Sanyo Investment Management from 1986 to 1990, and at Funai Capital from 1990 to 1992.

          As of August 31, 1995, Directors and officers of the Fund as a group owned of record 32,667 of the Fund's outstanding Common Shares. As of the same date, Mr. John L. Furth may be deemed to have beneficially owned 14.57% of the Fund's outstanding Common Shares, including shares owned by clients for which Counsellors has investment discretion. Mr. Furth disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares. No Directors or officers owned of record any Advisor Shares.

Investment Adviser, Sub-Investment Adviser and Co-Administrators

          Counsellors serves as investment adviser to the Fund and SPARX USA serves as sub-investment adviser to the Fund pursuant to separate written agreements (the "Advisory Agreement" and the "Sub-Advisory Agreement," respectively). Counsellors Funds Service, Inc. ("Counsellors Service") and PFPC serve as co-administrators to the Fund pursuant to separate written agreements (the "Counsellors Service Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). The services provided by, and the fees payable by the Fund to, Counsellors under the Advisory Agreement, SPARX USA under the Sub-Advisory Agreement, Counsellors Service under the Counsellors Service Co-Administration Agreement and PFPC under the PFPC Co-Administration Agreement are described in the Prospectuses. Each class of shares of the Fund bears its proportionate share of fees payable to Counsellors, SPARX USA, Counsellors Service and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation.

          Counsellors agrees that if, in any fiscal year, the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund to the extent required by such regulations. Unless otherwise required by law, such reimbursement would be accrued and paid on a monthly basis. At the date of this Statement of Additional Information, the most restrictive annual expense limitation applicable to the Fund is 2.5% of the first $30 million of the average net assets of the Fund, 2% of the next $70 million of the average net assets of the Fund and 1.5% of the remaining average net assets of the Fund.

          The advisory fee payable by the Fund is calculated at an annual rate based on a percentage of the Fund's average daily net assets. See the Prospectuses, "Management of the Fund." During the fiscal period ending October 31, 1994, Counsellors voluntarily waived $13,176 of the $13,176 in investment advisory fees earned and reimbursed $39,144 in expenses. During the fiscal period ending October 31, 1994, no fees were waived by SPARX USA. For the fiscal period ending October 31, 1994, PFPC received $7,084 under the PFPC Co-Administration Agreement. During the fiscal period ending October 31, 1994, Counsellors Service received $1,054 under the Counsellors Service Co-Administration Agreement.

Organization of the Fund

          The Fund was incorporated on July 26, 1994 under the laws of the State of Maryland. The Fund's charter authorizes the Board to issue three billion full and fractional shares of common stock, $.001 par value per share. Common Stock ("Common Shares"), Common Stock - Series 1 and Advisor Shares have been authorized by the Fund's charter, although only Common Shares and Advisor Shares have been issued by the Fund. When matters are submitted for shareholder vote, each shareholder will have one vote for each share owned and proportionate, fractional votes for fractional shares held. Shareholders generally vote in the aggregate, except with respect to (i) matters affecting only the shares of a particular class, in which case only the shares of the affected class would be entitled to vote, or (ii) when the 1940 Act requires that shares of the classes be voted separately. There will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose when requested to do so in writing by shareholders of record of not less than 10% of the Fund's outstanding shares.

          All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

Custodian and Transfer Agent

          State Street Bank and Trust Company ("State Street") serves as custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. State Street is authorized to select one or more foreign or domestic banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that State Street remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian.

          State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders,
(iii) maintains shareholder accounts and, if requested, sub-accounts and
(iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Distribution and Shareholder Servicing

          Common Shares. The Fund has entered into a Shareholder Servicing and Distribution Plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund will pay Counsellors Securities, in consideration for Services (as defined below), a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. Services performed by Counsellors Securities include (i) the sale of the Common Shares, as set forth in the 12b-1 Plan ("Selling Services"), (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the 12b-1 Plan ("Shareholder Services"), and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of Counsellors Securities related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Common Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs relating to the formulation and implementation of marketing and promotional activities for the Common Shares, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; and (f) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. The Fund's Common Shares paid Counsellors Securities $2,635 in the period ending October 31, 1994, all of which was spent on advertising.

          Pursuant to the 12b-1 Plan, Counsellors Securities provides the Board with periodic reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made.

          Advisor Shares. The Fund may, in the future, enter into Agreements with institutions ("Institutions") to perform certain distribution, shareholder servicing, administrative and accounting services for their Customers who are beneficial owners of Advisor Shares. See the Prospectuses, "Shareholder Servicing." The Fund's Agreements with Institutions with respect to Advisor Shares will be governed by a distribution plan (the "Distribution Plan"). The Distribution Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purpose for which such expenditures were made.

          General. An Institution with which the Fund has entered into an Agreement with respect to either its Common Shares or Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year);
(ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

          The Distribution Plan and the 12b-1 Plan will continue in effect for so long as their continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or the 12b-1 Plan, as the case may be ("Independent Directors"). Any material amendment of the Distribution Plan or the 12b-1 Plan would require the approval of the Board in the manner described above. Neither the 12b-1 Plan nor the Distribution Plan may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. The Distribution Plan or the 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectuses under "Net Asset Value."

          Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

          If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other property. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

          Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the Fund.


                              EXCHANGE PRIVILEGE

          An exchange privilege with certain other funds advised by Counsellors is available to investors in the Fund. The funds into which exchanges can be made by holders of Common Shares currently are the Common Shares of Warburg Pincus Cash Reserve Fund, Warburg Pincus New York Tax Exempt Fund, Warburg Pincus New York Intermediate Municipal Fund, Warburg Pincus Tax Free Fund, Warburg Pincus Intermediate Maturity Government Fund, Warburg Pincus Fixed Income Fund, Warburg Pincus Short-Term Tax-Advantaged Bond Fund, Warburg Pincus Global Fixed Income Fund, Warburg Pincus Balanced Fund, Warburg Pincus Growth & Income Fund, Warburg Pincus Capital Appreciation Fund, Warburg Pincus Emerging Growth Fund, Warburg Pincus Post-Venture Capital Fund, Warburg Pincus International Equity Fund and Warburg Pincus Emerging Markets Fund. Common Shareholders of the Fund may exchange all or part of their shares for Common Shares of these or other mutual funds organized by Counsellors in the future on the basis of their relative net asset values per share at the time of the exchange. Exchanges of Advisor Shares may currently be made with Advisor Shares of Warburg Pincus Balanced Fund, Warburg Pincus Capital Appreciation Fund, Warburg Pincus Emerging Growth Fund, Warburg Pincus Growth & Income Fund and Warburg Pincus International Equity Fund at their relative net asset values at the time of the exchange.

          The exchange privilege enables shareholders to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Common Shares or Advisor Shares being acquired, as relevant, may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current prospectus of the relevant class of each fund into which an exchange is being considered. Shareholders may obtain a prospectus of the relevant class of the fund into which they are contemplating an exchange from Counsellors Securities.

          Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of the fund being acquired. Counsellors reserves the right to reject more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.


                    ADDITIONAL INFORMATION CONCERNING TAXES

          The discussion set out below of tax considerations generally affecting the Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

          The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, the Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, the Fund must, among other things: (i) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains); (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Fund's business of investing in securities; (iii) derive less than 30% of its annual gross income from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (iv) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, the Fund may be restricted in the selling of securities held by the Fund for less than three months and in the utilization of certain of the investment techniques described above and in the Fund's

Prospectuses. As a regulated investment company, the Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Fund expects to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

          The Fund's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses and cause the Fund to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (a) neither the Fund nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Fund will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Fund will continue to qualify as a regulated investment company.

          A shareholder of the Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution that will nevertheless be taxable to them. Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and, as described in the Prospectuses, will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvestment of dividends and capital gains distributions in the Fund, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

          Each shareholder will receive an annual statement as to the federal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.

          If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) taxable dividends and dis-tributions and (ii) the proceeds of any sales or repurchases of shares of the Fund. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Dividends and distributions also may be subject to state and local taxes depending on each shareholder's particular situation.

Investment in Passive Foreign Investment Companies

          If the Fund purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Fund may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Fund. Certain interest charges may be imposed on either the Fund or its shareholders with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

          The Fund may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Fund compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Fund.

          On April 1, 1992 proposed regulations of the Internal Revenue Service (the "IRS") were published providing a mark-to-market election for regulated investment companies. The IRS subsequently issued a notice indicating that final regulations will provide that regulated investment companies may elect the mark-to-market election for tax years ending after March 31, 1992 and before April 1, 1993. Whether and to what extent the notice will apply to taxable years of the Fund is unclear. If the Fund is not able to make the foregoing election, it may be able to avoid the interest charge (but not the ordinary income treatment) on disposition of the stock by electing, under proposed regulations, each year to mark-to market the stock (that is, treat it as if it were sold for fair market value). Such an election could result in acceleration of income to the Fund.


                         DETERMINATION OF PERFORMANCE

          From time to time, the Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. With respect to the Fund's Common Shares, the Fund's average annual total return for the period commencing September 30, 1994 (commencement of operations) and ending October 31, 1994 and for the six- month period ended April 30, 1995 was -15.84% and -36.72%, respectively
 (-17.76% and -38.02%, respectively, without waivers). These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:
P (1 + T)[*GRAPHIC OMITTED-SEE FOOTNOTE BELOW] = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. The Advisor Shares average annual total return for the period commencing September 30, 1994 (commencement of operations) and ending October 31, 1994 and for the six-month period ended April 30, 1995 was -15.84% and -36.89%, respectively (-20.58% and -38.50%, respectively, without waivers).

          The Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. With respect to the Fund's Common Shares, the Fund's actual total return for the three-month period ending on December 31, 1994 was -3.70% (-4.20% without waivers). With respect to the Advisor Shares, the Fund's actual total return for the three-month period ending on December 31, 1994 was -3.70% (-4.60% without waivers). Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.


------------------------
* - The expression (1 + T) is being raised to the nth power.

          The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with invest-ments in Fund shares are not reflected in the Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

          Counsellors believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research indicates that volatility can be significantly decreased when international equities are added.

          To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International (EAFE) Europe, Australia and Far East Index (the "MS-EAFE Index"), has equalled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S & P 500 Index") in 14 of the last 23 years. The following table compares annual total returns of the MS-EAFE Index and the S & P 500 Index for the calendar years shown.

                        MS-EAFE Index vs. S&P 500 Index
                                   1972-1994
                              Annual Total Return

     Year            MS-EAFE Index            S&P 500 Index
     ----            -------------            -------------
     1972*               36.36                    18.61
     1973*              -14.91                   -14.92
     1974*              -23.61                   -26.56
     1975                35.39                    37.07
     1976                 2.55                    23.54
     1977*               18.06                    -7.20
     1978*               32.62                     6.37
     1979                 4.75                    18.61
     1980                22.58                    32.27
     1981*               -2.27                    -5.24
     1982                -1.85                    21.42
     1983*               23.70                    22.50
     1984*                7.39                     6.27
     1985*               56.16                    31.73
     1986*               69.44                    18.62
     1987*               24.64                     5.28
     1988*               28.27                    16.49
     1989                10.54                    31.61
     1990               -23.44                    -3.11
     1991                12.13                    30.36
     1992               -12.17                     7.60
     1993*               32.60                    10.06
     1994*                7.78                     1.28
_________________

* The MS-EAFE Index has outperformed the S&P 500 Index 14 out of the last 23 years.


          The quoted performance information shown above is not intended to indicate the future performance of the Fund.

          From time to time, the Fund may advertise evaluations of a class of Fund shares published by nationally recognized financial publications, such as Morningstar, Inc. or Lipper Analytical Services, Inc. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, advertising or supplemental sales literature relating to the Fund may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how the Fund differs from the

MS-EAFE Index in composition. The Fund may also discuss in advertising and sales literature the history of Japanese stock markets, including the Tokyo Stock Exchange and OTC market. Sales literature and advertising may also discuss trends in the economy and corporate structure in Japan, including the contrast between the sales growth, profit growth, Price/Earnings ratios, and Return on Equity (ROE) of large older export-dominated companies and smaller service companies; it may discuss the cultural changes taking place among consumers in Japan, including increasing cost-consciousness and accumulation of purchasing power and wealth among Japanese consumers, and the ability of new companies to take advantage of these trends. The Fund may also discuss current statistics and projections of the volume, market capitalization, sector weightings and number of issues traded on the Japan OTC market and Tokyo Stock Exchange, and may include graphs of such statistics in advertising and other sales literature.


                             AUDITORS AND COUNSEL

          Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent auditors for the Fund. The financial statements that appear in this Statement of Additional Information for the fiscal period ended October 31, 1994 have been audited by Coopers & Lybrand, whose report thereon appears elsewhere herein and has been included herein in reliance upon the report of such firm of independent auditors given upon their authority as experts in accounting and auditing.

          Willkie Farr & Gallagher serves as counsel for the Fund as well as counsel to Counsellors, Counsellors Service and Counsellors Securities.


                                 MISCELLANEOUS

          As of August 31, 1995, the name, address and percentage of ownership of each person (other than Mr. Furth, see "Management of the Fund") that owns of record 5% or more of the Fund's outstanding shares were as follows:

Common Shares

          Charles Schwab & Co., Inc. ("Schwab") Reinvest Accounts, Attn:
Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122 -
- 28.90%. The Fund believes that Schwab is not the beneficial owner of shares held of record by it. Mr. Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to have beneficially owned 14.65% of the Common Shares outstanding, including shares owned by clients for which Counsellors has investment discretion and by companies that EMW may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.

Advisor Shares

          Warburg, Pincus Counsellors, Inc., Attn: Stephen Distler, 466 Lexington Avenue, New York, NY 10017-3140 -- 87.00%. Counsellors holds these shares as a result of limited distribution activities of the Advisor Shares since commencement of the Fund's operations. Mr. Pincus may be deemed to have beneficially owned 86.96% of the Advisor Shares outstanding, including shares owned by clients for which Counsellors has investment discretion and by companies that EMW may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.


                             FINANCIAL STATEMENTS

          The Fund's financial statements for the fiscal period ended October 31, 1994 (audited) and for the period ended April 30, 1995 (unaudited) follow the Report of Independent Auditors.

                                   APPENDIX

                            DESCRIPTION OF RATINGS

Commercial Paper Ratings

          Commercial paper rated A-1 by Standard and Poor's Ratings Group ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Boards of Directors, Trustees and Shareholders of
  Warburg Pincus Equity Funds:

     We have audited the accompanying statements of net assets of the following Warburg Pincus Funds (consisting of Warburg Pincus Capital Appreciation Fund ('Capital Appreciation Fund'), Warburg Pincus Emerging Growth Fund ('Emerging Growth Fund') and Warburg Pincus International Equity Fund ('International Equity Fund') and the accompanying statement of assets and liabilities including the schedule of investments of Warburg Pincus Japan OTC Fund (with the Capital Appreciation Fund, Emerging Growth Fund and International Equity Fund, the 'Warburg Pincus Equity Funds') as of October 31, 1994, and the related statements of operations for the year (or period) then ended, and the statements of changes in net assets and the financial highlights for each of the two years (or period) in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Warburg Pincus Equity Funds for each of the three years in the period ended October 31, 1992, except for the Warburg Pincus Japan OTC Fund, which commenced operations on September 30, 1994, were audited by other auditors, whose report dated December 15, 1992, expressed an unqualified opinion.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Warburg Pincus Equity Funds as of October 31, 1994, and the results of their operations for the year (or period) then ended, and the changes in their net assets and their financial highlights for the two years (or period) in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.



2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 12, 1994

40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS
October 31, 1994
--------------------------------------------------------------------------------

                                                                                              SHARES         VALUE
                                                                                            ----------    -----------
JAPAN COMMON STOCK (83.5%)
Apparel (1.0%)
  Yagi Corp.                                                                                     6,000    $   164,791
                                                                                                          -----------

Auto Parts (4.3%)
  Hirata Technical Co., Ltd.                                                                     9,000        227,672
  SNT Corp.                                                                                     37,000        469,902
                                                                                                          -----------
                                                                                                              697,574
                                                                                                          -----------
Commercial Services (9.8%)
  Daiwabo Information System Co.                                                                 3,000         88,900
  Data Communication System Co.                                                                  4,000        113,578
  Jastec Corp.                                                                                   2,000         31,182
  Kanto Biomedical Laboratory                                                                    8,000        152,814
  Kyosei Rentemu Co., Ltd.                                                                      18,000        537,119
  Nagase Brothers Inc.                                                                           2,000         67,321
  N. I. C. Corp.                                                                                 4,000        125,555
  Nihon Jumbo Co., Ltd.                                                                          3,000        178,111
  Square Co., Ltd. +                                                                             6,000        304,182
                                                                                                          -----------
                                                                                                            1,598,762
                                                                                                          -----------
Computers (4.3%)
  I. O. Data Device Inc.                                                                        12,000        509,241
  Yamaichi Electric Co., Ltd.                                                                    9,000        191,430
                                                                                                          -----------
                                                                                                              700,671
                                                                                                          -----------
Cosmetics/Personal Care (2.7%)
  Mandom Corp.                                                                                  21,000        440,165
                                                                                                          -----------

Electrical Equipment (0.7%)
  Optex Co., Ltd.                                                                                4,000         99,122
  Tokyo Seimitsu                                                                                 1,000         14,559
                                                                                                          -----------
                                                                                                              113,681
                                                                                                          -----------
Electronics (3.1%)
  Fujitsu Denso Ltd.                                                                             2,000         44,605
  New Japan Radio Co., Ltd. +                                                                   19,000        255,034
  Y. A. C. Co., Ltd.                                                                             3,000        203,820
                                                                                                          -----------
                                                                                                              503,459
                                                                                                          -----------
Engineering & Construction (1.3%)
  Suruga Construction Co., Ltd.                                                                  7,000        219,721
                                                                                                          -----------

Financial Services (2.1%)
  Acom Co., Ltd.                                                                                 4,000        147,031
  Japan Associated Finance Co., Ltd.                                                             1,000        147,651
  Promise Co., Ltd.                                                                              1,000         55,756
                                                                                                          -----------
                                                                                                              350,438
                                                                                                          -----------

                      See Accompanying Notes to Financial Statements.
                                                                              23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1994
--------------------------------------------------------------------------------

                                                                                              SHARES         VALUE
                                                                                            ----------    -----------
JAPAN COMMON STOCK (CONT'D)
Food Processing (7.1%)
  Iwatsuka Confectionery Co., Ltd.                                                              18,000    $   219,308
  Kadoya Sesame Mills Inc.                                                                       5,000        148,167
  O. K. Food Industry Co., Ltd. +                                                               18,000         86,794
  Sato Foods Industries Co., Ltd.                                                               10,000        216,830
  Taiyo Kagaku Co., Ltd.                                                                        31,000        499,329
                                                                                                          -----------
                                                                                                            1,170,428
                                                                                                          -----------
Machinery (0.5%)
  Nissei ASB Machine Co., Ltd. +                                                                 2,000         25,400
  Sato Corp.                                                                                     2,000         54,930
                                                                                                          -----------
                                                                                                               80,330
                                                                                                          -----------
Medical Supplies (1.4%)
  Seed Co., Ltd.                                                                                 6,000        226,123
                                                                                                          -----------

Metal Fabricate/Hardware (3.8%)
  KDK Corp.                                                                                     36,000        472,070
  Sankyo Frontier Co., Ltd.                                                                      4,000        144,140
                                                                                                          -----------
                                                                                                              616,210
                                                                                                          -----------
Office/Business Equipment (3.8%)
  King Jim Co., Ltd.                                                                             9,000        241,611
  Katsuragawa Electric Co., Ltd.                                                                17,000        382,654
                                                                                                          -----------
                                                                                                              624,265
                                                                                                          -----------
Pharmaceutical (3.1%)
  Seikagaku Corp.                                                                               12,000        514,197
                                                                                                          -----------

Restaurants/Food Service (5.3%)
  Coco's Japan Co., Ltd.                                                                         1,000         14,455
  Daisyo Corp.                                                                                  15,000        480,124
  Plenus Co., Ltd.                                                                               5,000        366,546
                                                                                                          -----------
                                                                                                              861,125
                                                                                                          -----------
Retail (13.6%)
  Belluna Co., Ltd. +                                                                            6,000        265,772
  Cowboy Co., Ltd.                                                                               9,000        418,173
  Fast Retailing Co., Ltd.                                                                       2,000        223,025
  Home Wide Corp.                                                                                5,000        108,415
  Kahma Co., Ltd.                                                                                3,000         92,308
  Kuroganeya Co., Ltd.                                                                          15,000        309,757
  Nikku Sangyo Co., Ltd. +                                                                      10,000        179,659
  Sari Corp.                                                                                     5,000        180,692
  Sundrug Co., Ltd.                                                                              6,000        442,953
                                                                                                          -----------
                                                                                                            2,220,754
                                                                                                          -----------

                  See Accompanying Notes to Financial Statements.
24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1994
--------------------------------------------------------------------------------

                                                                                              SHARES         VALUE
                                                                                            ----------    -----------
JAPAN COMMON STOCK (CONT'D)
Transportation (2.7%)
  Daito Koun Co., Ltd.                                                                          38,000    $   447,290
                                                                                                          -----------

Wholesale/Distribution (12.9%)
  Arc Land Sakamoto Co., Ltd.                                                                    4,000         99,122
  Hikari Furniture Co., Ltd.                                                                    41,000        766,237
  Kuraya Corp.                                                                                  26,600        604,234
  Nikkodo Co., Ltd                                                                              12,000        167,269
  Toho Pharmaceutical Co., Ltd.                                                                 44,000        481,569
                                                                                                          -----------
                                                                                                            2,118,431
                                                                                                          -----------
TOTAL JAPAN COMMON STOCK (Cost $13,713,446)                                                                13,668,415
                                                                                                          -----------
SHORT-TERM INVESTMENTS (16.5%)                                                                 PAR
                                                                                            ----------
    Repurchase agreement with PNC Securities Corp. dated 10/31/94 at 4.30% to be repurchased at $2,700,323 on 11/01/94. (Collateralized by $2,760,000 U.S. Treasury
    Bill due 03/16/95, with a market value of $2,703,420.) (Cost $2,700,000)                $2,700,000    $ 2,700,000
                                                                                                          -----------
  TOTAL INVESTMENTS (100.0%) (Cost $16,413,446*)                                                          $16,368,415
                                                                                                          -----------
                                                                                                          -----------

+ Non-income producing security.
* Also cost for Federal income tax purposes.

                    See Accompanying Notes to Financial Statements.
                                                                              25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS JAPAN OTC FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1994
--------------------------------------------------------------------------------

ASSETS

     Investments at value (Cost $16,413,446)                                                          $16,368,415
     Cash                                                                                               2,171,652
     Receivable for Fund shares sold                                                                    1,377,671
     Foreign currency (Cost $546,981)                                                                     546,981
     Deferred organizational costs                                                                        177,649
     Receivable for unrealized gain on forward contracts                                                   11,591
     Interest receivable                                                                                      322
                                                                                                      -----------
          Total assets                                                                                 20,654,281
                                                                                                      -----------

LIABILITIES

     Payable for investments purchased (Cost $554,864)                                                    556,523
     Deferred organizational costs payable                                                                180,660
     Accrued expenses                                                                                      37,706
     Other liabilities                                                                                        756
                                                                                                      -----------
               Total liabilities                                                                          775,645
                                                                                                      -----------

NET ASSETS APPLICABLE TO 2,017,092 COMMON SHARES OUTSTANDING AND
  115 SERIES 2 SHARES OUTSTANDING                                                                     $19,878,636
                                                                                                      -----------
                                                                                                      -----------
NET ASSET VALUE, offering and redemption price per common share
($19,877,503[div]2,017,092)                                                                                 $9.85
                                                                                                            -----
                                                                                                            -----
NET ASSET VALUE, offering and redemption price per Series 2 share
($1,133[div]115)                                                                                            $9.85
                                                                                                            -----
                                                                                                            -----

                      See Accompanying Notes to Financial Statements.
26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Year or Period Ended October 31, 1994
--------------------------------------------------------------------------------

                                               Warburg Pincus     Warburg Pincus      Warburg Pincus     Warburg Pincus
                                            Capital Appreciation  Emerging Growth  International Equity    Japan OTC
                                                    Fund               Fund                Fund              Fund*
                                            --------------------  ---------------  --------------------  --------------
INVESTMENT INCOME:
     Dividends                                  $  1,956,407        $   739,797        $ 15,187,073        $        0
     Interest                                        239,527            876,658           2,739,415            15,656
     Foreign taxes withheld                           (1,168)           (24,340)         (1,836,587)                0
                                            --------------------  ---------------  --------------------  --------------
          Total investment income                  2,194,766          1,592,115          16,089,901            15,656
                                            --------------------  ---------------  --------------------  --------------
EXPENSES:
     Investment advisory                           1,172,857          2,234,376           9,879,319            13,176
     Administrative services                         300,806            451,159           1,722,729             8,138
     Audit                                            24,264             27,121              65,628            15,000
     Custodian/Sub-custodian                          50,291             90,040           1,017,575             1,054
     Directors/Trustees                               10,000             10,000              11,000             1,250
     Distribution                                          0                  0                   0             2,635
     Insurance                                        15,532             15,918              32,972                 0
     Legal                                            25,034             31,983              47,493                 0
     Organizational                                        0                  0               4,756             3,011
     Printing                                         29,531             42,588              94,447             1,000
     Registration                                     28,348             77,436             580,302            14,597
     Shareholder servicing                            53,002            226,626             593,276                 0
     Transfer agent                                   79,364            131,476             675,657             3,000
     Miscellaneous                                    32,670             32,446              53,814                 0
                                            --------------------  ---------------  --------------------  --------------
                                                   1,821,699          3,371,169          14,778,968            62,861
     Less: fees waived and expenses
       reimbursed                                    (11,179)          (100,408)                  0           (52,320)
                                            --------------------  ---------------  --------------------  --------------
          Total expenses                           1,810,520          3,270,761          14,778,968            10,541
                                            --------------------  ---------------  --------------------  --------------
            Net investment income (loss)             384,246         (1,678,646)          1,310,933             5,115
                                            --------------------  ---------------  --------------------  --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS AND FOREIGN CURRENCY RELATED
  ITEMS:

     Net realized gain (loss) from security
       transactions                               11,173,174         (5,721,525)         48,091,665                 0
     Net realized loss from foreign currency
       related items                                       0                  0          (2,772,944)         (294,437)
     Net increase (decrease) in unrealized
       appreciation from investments and
       foreign currency related items             (9,106,613)        10,930,919          82,484,415           (35,099)
                                            --------------------  ---------------  --------------------  --------------
            Net realized and unrealized gain
               (loss) from investments and
               foreign currency related
               items                               2,066,561          5,209,394         127,803,136          (329,536)
                                            --------------------  ---------------  --------------------  --------------
            Net increase (decrease) in net
               assets from operations           $  2,450,807        $ 3,530,748        $129,114,069        $ (324,421)
                                            --------------------  ---------------  --------------------  --------------
                                            --------------------  ---------------  --------------------  --------------

* For the period September 30, 1994 (Commencement of Operations) through October 31, 1994.

               See Accompanying Notes to Financial Statements.
                                                                              27
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                             Warburg Pincus                         Warburg Pincus
                                          Capital Appreciation                      Emerging Growth
                                                  Fund                                    Fund
                                        ------------------------               ------------------------
                                      For the Year Ended October 31,         For the Year Ended October 31,

                                           1994                1993               1994               1993
                                        -----------         -----------        -----------        -----------
FROM OPERATIONS:
   Net investment income (loss)          $ 384,246           $ 401,157        ($1,678,646)         $(902,442)
   Net realized gain (loss) from
    security transactions               11,173,174          13,675,715         (5,721,525)        12,312,484
   Net realized loss from foreign
    currency related items                       0                   0                  0                  0
   Net change in unrealized
    appreciation (depreciation) from
    investments and foreign currency
    related items                       (9,106,613)         14,209,067         10,930,919         26,564,947
                                        -----------         -----------        -----------       ------------
      Net increase (decrease) in net
        assets resulting from
        operations                       2,450,807          28,285,939          3,530,748         37,974,989
                                        -----------         -----------        -----------       ------------
FROM DISTRIBUTIONS:
   Dividends from net investment
    income:
      Common shares                       (419,337)           (459,634)                 0                  0
      Series 2 shares                      (27,724)                (95)                 0                  0
   Distributions in excess of net
    investment income:
      Common shares                              0                   0                  0                  0
      Series 2 shares                            0                   0                  0                  0
   Distributions from capital gains:
      Common shares                     (12,899,141)        (6,877,271)       (10,576,150)        (2,054,285)
      Series 2 shares                     (852,608)           (102,444)        (1,639,316)          (132,545)
                                       ------------        ------------       ------------       ------------
      Net decrease from distributions   (14,198,810)        (7,439,444)       (12,215,466)        (2,186,830)
                                       ------------        ------------       ------------       ------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares         45,617,531          46,439,011        180,813,270         89,478,924
   Reinvested dividends                 13,809,167           7,199,391         12,758,387          2,166,694
   Net asset value of shares redeemed  (49,851,500)        (24,352,588)       (71,767,717)       (40,840,041)
                                       ------------        ------------       ------------       ------------
      Net increase in net assets from
        capital share transactions       9,575,198          29,285,814        121,803,940         50,805,577
                                       ------------        ------------       ------------       ------------
      Net increase (decrease) in net
        assets                          (2,172,805)         50,132,309        113,119,222         86,593,736
NET ASSETS:
   Beginning of period                 169,687,298         119,554,989        191,553,536        104,959,800
                                      ------------        ------------       ------------       ------------
   End of period                      $167,514,493        $169,687,298       $304,672,758       $191,553,536
                                      ------------        ------------       ------------       ------------
                                      ------------        ------------       ------------       ------------

28
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                                     Warburg Pincus
                                                       Japan OTC
                                                          Fund
                  Warburg Pincus                     --------------
               International Equity                   For the Period
                       Fund                         September 30, 1994
             ------------------------                (Commencement of
          For the Year Ended October 31,             Operations through
              1994                  1993              October 31, 1994
           -----------           -----------           --------------

           $1,310,933             $ 638,986              $    5,115

           48,091,665             1,176,172                       0

           (2,772,944)              (48,647)               (294,437)



           82,484,415            63,734,670                 (35,099)
         -------------         -------------           --------------


          129,114,069            65,501,181                (324,421)
        -------------          ------------           --------------



           (1,764,380)             (242,119)                      0
             (218,961)               (9,224)                      0


             (223,659)                    0                       0
                    0                     0                       0

           (1,047,367)             (995,091)                      0
             (129,979)              (16,719)                      0
        --------------          ------------           --------------
           (3,384,346)           (1,263,153)                      0
        --------------          ------------           --------------

        1,430,739,923           283,608,350              20,287,158
            2,950,772             1,184,585                       0
         (249,050,078)          (29,360,993)               (185,101)
        -------------          ------------           --------------

        1,184,640,617           255,431,942              20,102,057
        -------------          ------------           --------------

        1,310,370,340           319,669,970              19,777,636

          422,905,163           103,235,193                 101,000
       --------------          ------------           --------------
       $1,733,275,503          $422,905,163             $19,878,636
       --------------          ------------           --------------
       --------------          ------------           --------------

               See Accompanying Notes to Financial Statements.
                                                                            29
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 WARBURG PINCUS JAPAN OTC FUND
FINANCIAL HIGHLIGHTS
(For a Share of the Fund Outstanding Throughout Each Period)
------------------------------------------------------------------------------

                                                                    Common Shares            Series 2 Shares
                                                                 -------------------       -------------------
                                                                   For the Period            For the Period
                                                                 September 30, 1994        September 30, 1994
                                                                  (Commencement of          (Commencement of
                                                                 Operations) through       Operations) through
                                                                  October 31, 1994          October 31, 1994
                                                                 -------------------       -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $   10.00                 $   10.00
                                                                      ---------                 ---------

   Income from Investment Operations:

   Net Investment Income (Loss)                                             .00                       .00
   Net Gain (Loss) on Securities and
    Foreign Currency Related Items
    (both realized and unrealized)                                         (.15)                     (.15)
                                                                       ---------                 ---------

      Total from Investment Operations                                     (.15)                     (.15)
                                                                       ---------                 ---------

   Less Distributions:

   Dividends from net investment income                                     .00                       .00
   Distributions from capital gains                                         .00                       .00
                                                                       ---------                 ---------

      Total Distributions                                                   .00                       .00
                                                                       ---------                 ---------

NET ASSET VALUE, END OF PERIOD                                        $    9.85                 $    9.85
                                                                       ---------                 ---------
                                                                       ---------                 ---------

Total Return                                                             (15.84%)*                 (15.84%)*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                      $  19,878                 $       1

Ratios to average daily net assets:
   Operating expenses                                                      1.00%*                    1.18%*
   Net investment income (loss)                                             .49%*                     .12%*
   Decrease reflected in above expense
    ratios due to waivers/reimbursements                                   4.96%*                    4.74%*

Portfolio Turnover Rate                                                     .00%                      .00%

* Annualized

               See Accompanying Notes to Financial Statements.

                                                                            33
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1994
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     The Warburg Pincus Equity Funds are comprised of Warburg Pincus Capital Appreciation Fund (the 'Capital Appreciation Fund') and Warburg Pincus International Equity Fund (the 'International Equity Fund') which are registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as diversified, open-end management investment companies, and Warburg Pincus Emerging Growth Fund (the 'Emerging Growth Fund') and Warburg Pincus Japan OTC Fund (the 'Japan OTC Fund,' together with the Capital Appreciation Fund, the International Equity Fund and the Emerging Growth Fund, the 'Funds') which are registered under the 1940 Act as non-diversified, open-end management investment companies.

     Investment objectives for each Fund are as follows: the Capital Appreciation Fund, the International Equity Fund and the Japan OTC Fund seek long-term capital appreciation; the Emerging Growth Fund seeks maximum capital appreciation.

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are valued at the last reported bid price. In the absence of a quoted market value, investments are valued at fair value as determined by or under the direction of the Fund's governing Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities.

     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income are declared and paid semiannually for all Funds. Distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

     Each Fund intends to continue to comply with the special provisions of the Internal Revenue Code available to investment companies and therefore no Federal income tax provision is required.

     Costs incurred by the Japan OTC Fund in connection with its organization have been deferred and are being amortized over a period of five years from the date the Japan OTC Fund commenced its operations.

34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1994
--------------------------------------------------------------------------------

     Each Fund may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, each Fund acquires an underlying security subject to an obligation of the seller to repurchase. The value of the underlying security will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Fund's possession.

     As of November 1, 1993, or inception, in the case of the Japan OTC Fund, each Fund implemented AICPA Statement of Position 93-2 -- Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Adoption of this standard results in the reclassification to paid-in capital of permanent differences between tax and financial reporting of net investment income and net realized gain (loss). The change has had no material effect on paid-in capital or other components of the net assets of any of the Funds at November 1, 1993 or inception, as the case may be. Distributions to shareholders and net asset values were not affected by this change.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, Pincus Counsellors, Inc. ('Counsellors'), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), serves as each Fund's investment adviser. For its investment advisory services, Counsellors receives the following fees based on each Fund's average daily net assets:

              FUND                             ANNUAL RATE
---------------------------------   ----------------------------------

Capital Appreciation                  .70% of average daily net assets
Emerging Growth                       .90% of average daily net assets
International Equity                 1.00% of average daily net assets
Japan OTC                            1.25% of average daily net assets

     For the period or year ended October 31, 1994, investment advisory fees, waivers and reimbursements were as follows:

                                                 GROSS                          NET            EXPENSE
                   FUND                       ADVISORY FEE     WAIVER       ADVISORY FEE     REIMBURSEMENTS
-------------------------------------------   ------------    ---------    --------------    --------------

Capital Appreciation                           $1,172,857     $ (11,179)     $1,161,678               0
Emerging Growth                                 2,234,376      (100,408)      2,133,968               0
International Equity                            9,879,319             0       9,879,319               0
Japan OTC                                          13,176       (13,176)              0        $(39,144)

     SPARX Investment & Research, USA, Inc. ('SPARX USA') serves as sub-investment adviser for the Japan OTC Fund. From its investment advisory fee, Counsellors pays SPARX USA a fee at an annual rate of .625% of the average daily net assets of the Japan OTC Fund. No compensation is payable by the Japan OTC Fund to SPARX USA for its sub-investment advisory services.

                                                                              35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1994
--------------------------------------------------------------------------------

     Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Counsellors, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp. ('PNC'), serve as each Fund's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the period or year ended October 31, 1994, administrative services fees earned by CFSI were as follows:

                   FUND                           CO-ADMINISTRATION FEE
-------------------------------------------   ------------------------------
Capital Appreciation                                     $133,255
Emerging Growth                                           202,895
International Equity                                      871,165
Japan OTC                                                   1,054

     Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Counsellors, serves as each Fund's distributor. No compensation is payable by the Capital Appreciation Fund, the Emerging Growth Fund or the International Equity Fund to CSI for distribution services. For distribution services with respect to the Common Shares of the Japan OTC Fund, CSI receives a fee at the annual rate of .25% of the Japan OTC Fund's average daily net assets attributable to the Common Shares; no compensation is payable to CSI with respect to the Fund's Series 2 Shares. For the period ended October 31, 1994, CSI earned $2,635 in distribution fees.

3. INVESTMENTS IN SECURITIES

     For the period or year ended October 31, 1994, purchases and sales of investment securities (excluding short-term investments) were as follows:

                           FUND                                 PURCHASES          SALES
-----------------------------------------------------------   --------------    ------------
Capital Appreciation                                          $   89,218,905    $ 82,854,233
Emerging Growth                                                  245,154,617     138,723,249
International Equity                                           1,224,880,044     155,267,110
Japan OTC                                                         13,713,446               0

     At October 31, 1994, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for Federal income tax purposes) was as follows:

                                                                             NET UNREALIZED
                                         UNREALIZED        UNREALIZED         APPRECIATION
               FUND                     APPRECIATION      DEPRECIATION       (DEPRECIATION)
-----------------------------------     ------------      -------------      --------------
Capital Appreciation                    $ 34,034,231      $  (4,091,250)      $ 29,942,981
Emerging Growth                           59,051,417         (8,336,497)        50,714,920
International Equity                     198,971,180        (57,952,506)       141,018,674
Japan OTC                                    254,382           (299,413)           (45,031)

36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1994
--------------------------------------------------------------------------------

4. FORWARD FOREIGN CURRENCY CONTRACTS

     The International Equity Fund and the Japan OTC Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

     At October 31, 1994, the Japan OTC Fund had the following open forward foreign currency contract and had recorded an unrealized gain of $11,591:

SETTLEMENT          CURRENCY                      CURRENCY
  DATE               BOUGHT                         SOLD
---------    -----------------------     --------------------------

11/30/94     14,000,000 U.S. Dollars     1,351,700,000 Japanese Yen

5. SERIES 2 SHARES

     The Emerging Growth Fund, the International Equity Fund and the Japan OTC Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Series 2 Shares. The Capital Appreciation Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are classified as Series 2 Shares. Series 2 Shares are identical to Common Shares in all respects except that Series 2 Shares are sold to institutions ('Service Organizations') that perform certain distribution, shareholder servicing, accounting and/or administrative services for their customers who are beneficial owners of Series 2 Shares. Series 2 Shares bear the fees paid pursuant to a distribution plan adopted by each Fund in an amount not to exceed .75 of 1.00% (on an annualized basis) of the average daily net asset value of the shares held by the institutions for the benefit of their customers and enjoy certain exclusive voting rights on matters relating to those fees.

     With respect to Series 2 Shares, Service Organizations earned the following shareholder servicing fees for the year ended October 31, 1994:

                     FUND                         SHAREHOLDER SERVICING FEES
-----------------------------------------------   --------------------------

Capital Appreciation                                       $ 53,002
Emerging Growth                                             226,626
International Equity                                        593,276

                                                                              37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1994
--------------------------------------------------------------------------------

     Transactions in shares of each Fund were as follows:

                               CAPITAL APPRECIATION FUND                               EMERGING GROWTH FUND
                        Common Shares            Series 2 Shares              Common Shares            Series 2 Shares
                   ------------------------  -----------------------    -------------------------  ------------------------
                            For the Year Ended October 31,                        For the Year Ended October 31,
                   -------------------------------------------------    ---------------------------------------------------
                      1994         1993         1994         1993           1994         1993         1994         1993
                   -----------  -----------  -----------  ----------    ------------  -----------  -----------  -----------

Shares sold          2,958,494    2,705,720      290,193     588,424       6,133,751    3,295,313    2,233,737      871,054
Shares issued to
  shareholders on
  reinvestment of
  dividends            920,210      535,112       61,526       7,739         506,720      101,352       80,473        6,644
Shares redeemed     (3,126,497)  (1,710,437)    (460,020)    (38,003)     (2,859,413)  (1,870,167)    (517,898)     (67,545)
                   -----------  -----------  -----------  ----------    ------------  -----------  -----------  -----------
Net increase
  (decrease) in
  shares
  outstanding          752,207    1,530,395     (108,301)    558,160       3,781,058    1,526,498    1,796,312      810,153
                   -----------  -----------  -----------  ----------    ------------  -----------  -----------  -----------
                   -----------  -----------  -----------  ----------    ------------  -----------  -----------  -----------
Proceeds from sale
  of shares        $41,570,590  $38,018,578  $ 4,046,941  $8,420,433    $132,922,995  $71,149,417  $47,890,275  $18,329,507
Reinvested
  dividends         12,945,690    7,096,852      863,477     102,539      11,015,146    2,034,149    1,743,241      132,545
Net asset value of
  shares redeemed  (43,449,501) (23,821,721)  (6,401,999)   (530,867)    (61,126,667) (39,393,274) (10,641,050)  (1,446,767)
                   -----------  -----------  -----------  ----------    ------------  -----------  -----------  -----------
Net increase
  (decrease) from
  capital share
  transactions     $11,066,779  $21,293,709  $(1,491,581) $7,992,105    $ 82,811,474  $33,790,292  $38,992,466  $17,015,285
                   -----------  -----------  -----------  ----------    ------------  -----------  -----------  -----------
                   -----------  -----------  -----------  ----------    ------------  -----------  -----------  -----------

6. NET ASSETS
     Net Assets at October 31, 1994, consisted of the following:

                                      CAPITAL APPRECIATION FUND                          EMERGING GROWTH FUND
                             Common Shares  Series 2 Shares     Total        Common Shares  Series 2 Shares     Total
                             -------------  ---------------  ------------    -------------  ---------------  ------------

Capital contributed, net     $118,516,377     $ 8,060,714    $126,577,091    $199,119,705     $60,627,302    $259,747,007
Accumulated net investment
  income (loss)                         0               0               0               0               0               0
Accumulated net realized
  gain (loss) from security
  transactions                 10,795,522         198,899      10,994,421      (3,706,511 )    (2,122,042)     (5,828,553)
Net unrealized appreciation
  (depreciation) from
  investments and foreign
  currency related items       30,034,085         (91,104)     29,942,981      45,250,539       5,503,765      50,754,304
                             -------------  ---------------  ------------    -------------  ---------------  ------------
Net assets                   $159,345,984     $ 8,168,509    $167,514,493    $240,663,733     $64,009,025    $304,672,758
                             -------------  ---------------  ------------    -------------  ---------------  ------------
                             -------------  ---------------  ------------    -------------  ---------------  ------------

7. CAPITAL LOSS CARRYOVER

     At October 31, 1994, the Emerging Growth Fund has a capital loss carryover of $5,789,170 expiring in 2002 to offset possible future capital gains of the Fund.

38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         INTERNATIONAL EQUITY FUND                            JAPAN OTC FUND
                                                                        Common            Series 2
                                                                        Shares            Shares
                 Common Shares               Series 2 Shares            -------------   ---------------
          ----------------------------  -------------------------            For the Period
                      For the Year Ended October 31,                       September 30, 1994
          -------------------------------------------------------     (Commencement of Operations)
               1994           1993          1994         1993           through October 31, 1994
          --------------  ------------  ------------  -----------    ------------------------------

              64,218,907    15,914,077     7,956,088    2,510,712       2,025,697              15



                 147,031        89,544         6,879        1,957               0               0
             (11,861,720)   (2,060,764)     (795,406)     (16,861)        (18,605)              0
          --------------  ------------  ------------  -----------    -------------  ---------------



              52,504,218    13,942,857     7,167,561    2,495,808       2,007,092              15
          --------------  ------------  ------------  -----------    -------------  ---------------
          --------------  ------------  ------------  -----------    -------------  ---------------

          $1,275,306,263  $244,888,526  $155,433,660  $38,719,824     $20,287,008     $       150

               2,820,903     1,158,643       129,869       25,942               0               0

            (233,614,600)  (29,121,414)  (15,435,478)    (239,579)       (185,101)              0
          --------------  ------------  ------------  -----------    -------------  ---------------



          $1,044,512,566  $216,925,755  $140,128,051  $38,506,187     $20,101,907     $       150
          --------------  ------------  ------------  -----------    -------------  ---------------
          --------------  ------------  ------------  -----------    -------------  ---------------

                     INTERNATIONAL EQUITY FUND                             JAPAN OTC FUND
          Common Shares   Series 2 Shares      Total         Common Shares  Series 2 Shares     Total
          --------------  ---------------  --------------    -------------  ---------------  -----------

         $1,368,158,592    $ 180,212,108   $1,548,370,700     $19,924,176       $ 1,150      $19,925,326

              4,309,014          429,089        4,738,103               0             0                0


             34,680,906        4,327,914       39,008,820         (11,574)          (17)         (11,591)



           126,723,436        14,434,444      141,157,880         (35,099)            0          (35,099)
         --------------  ---------------   --------------    -------------      -------      ------------
         $1,533,871,948    $ 199,403,555   $1,733,275,503     $19,877,503       $ 1,133      $19,878,636
         --------------  ---------------   --------------    -------------      -------      ------------
         --------------  ---------------   --------------    -------------      -------      ------------

                                                                              39
--------------------------------------------------------------------------------



                 STATEMENT OF DIFFERENCES

    The division symbol shall be expressed as .........[div]

--------------------------------------------------------------------------------
 WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS
April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                                              SHARES         VALUE
                                                                                            ----------    -----------
JAPAN COMMON STOCK (90.0%)

Automotive Parts-Equipment (1.9%)
  Harada Industry Co., Ltd. +                                                                    8,000    $   185,714
  SNT Corp.                                                                                     28,000        270,000
                                                                                                          -----------
                                                                                                              455,714
                                                                                                          -----------
Building Materials (2.6%)
  Furusato Industries                                                                           35,000        379,167
  Nozawa Corp. +                                                                                48,000        241,143
                                                                                                          -----------
                                                                                                              620,310
                                                                                                          -----------
Computers (5.6%)
  I.O. Data Device Inc.                                                                         26,000      1,247,381
  Toyo Information Systems                                                                      11,000        116,547
                                                                                                          -----------
                                                                                                            1,363,928
                                                                                                          -----------
Construction (18.8%)
  Kawasho Lease System Corp.                                                                    56,500        975,298
  Nishio Rent All                                                                               20,000        554,762
  Onoken Co., Ltd.                                                                              38,900      1,004,917
  Sacos Corp.                                                                                   13,000        386,905
  Sankyo Frontier Co., Ltd.                                                                     20,000        647,619
  Tokai Lease Co., Ltd.                                                                         38,000        440,619
  Yamadai Corp. +                                                                               10,000        103,571
  Yamazaki Construction Co., Ltd.                                                               18,000        349,286
  Yokogawa Construction Co., Ltd.                                                                5,000        122,619
                                                                                                          -----------
                                                                                                            4,585,596
                                                                                                          -----------
Cosmetics/Personal Care (2.9%)
  Mandom Corp.                                                                                  37,500        709,821
                                                                                                          -----------

Distribution/Wholesale (2.8%)
  Arc Land Sakamoto Co., Ltd.                                                                   12,500        224,702
  Hakuto Co., Ltd.                                                                               5,000        103,571
  Trusco Nakayama Corp.                                                                         15,200        358,286
                                                                                                          -----------
                                                                                                              686,559
                                                                                                          -----------
Electronics (13.0%)
  Apic Yamada Corp.                                                                                500         17,798
  KDK Corp.                                                                                     17,000        155,833
  New Japan Radio Co., Ltd. +                                                                   74,000        925,000
  Satori Electric                                                                               17,000        847,976
  Yaesu Musen Co., Ltd.                                                                         35,000        520,833
  Yamaichi Electronics Co., Ltd.                                                                41,000        707,738
                                                                                                          -----------
                                                                                                            3,175,178
                                                                                                          -----------
Financial Services (1.7%)
  Acom Co., Ltd.                                                                                 4,400        126,238
  Japan Associated Finance Co., Ltd.                                                             2,000        245,238
  Promise Co., Ltd.                                                                              1,200         52,429
                                                                                                          -----------
                                                                                                              423,905
                                                                                                          -----------
Food Processing (7.8%)
  Ito En Ltd.                                                                                   15,000        300,000
  Iwatsuka Confectionery Co., Ltd.                                                              21,000        237,500
  Sato Food Industries Co., Ltd.                                                                35,000        650,000
  Taiyo Kagaku Co., Ltd.                                                                        54,000        707,143
                                                                                                          -----------
                                                                                                            1,894,643
                                                                                                          -----------

             See Accompanying Notes to Financial Statements.
18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                                              SHARES         VALUE
                                                                                            ----------    -----------
JAPAN COMMON STOCK (CONT'D)
Glass Products (4.3%)
  Kuramoto Seisakusho Co., Ltd.                                                                 16,000    $ 1,051,429
                                                                                                          -----------

Home Furnishings/Housewares (3.2%)
  Hikari Furniture                                                                              39,000        580,357
  Nikku Sangyo Co., Ltd.                                                                        13,200        194,857
                                                                                                          -----------
                                                                                                              775,214
                                                                                                          -----------
Lodging (1.9%)
  Royal Hotel                                                                                   46,000        461,095
                                                                                                          -----------

Machinery/Heavy Equipment (5.6%)
  Iseki Poly-Tech Inc.                                                                          34,000        485,714
  Kito Corp.                                                                                    45,000        883,929
                                                                                                          -----------
                                                                                                            1,369,643
                                                                                                          -----------
Mail Order (1.2%)
  Belluna Co., Ltd.                                                                             11,700        285,536
                                                                                                          -----------

Manufacturing (5.7%)
  Nakakita Seisakusho Co., Ltd.                                                                 44,000        209,000
  Nitta Industrial Corp.                                                                        81,000      1,176,429
                                                                                                          -----------
                                                                                                            1,385,429
                                                                                                          -----------
Pharmaceutical (5.6%)
  Seikagaku Corp.                                                                               30,000      1,375,000
                                                                                                          -----------

Printing/Publishing (0.8%)
  Asia Securities Printing Co.                                                                   4,400        193,810
                                                                                                          -----------

Restaurants/Food Service (1.3%)
  Plenus Co., Ltd.                                                                               6,500        324,226
                                                                                                          -----------

Retail Merchandising (0.7%)
  Kraft Inc. +                                                                                   8,000        175,238
                                                                                                          -----------

Shipbuilding (1.2%)
  Namura Shipbuilding                                                                           51,000        303,571
                                                                                                          -----------

Transportation (1.4%)
  Daito Koun Co., Ltd.                                                                          28,000        340,000
                                                                                                          -----------

TOTAL JAPAN COMMON STOCK (Cost $21,905,994)                                                                21,955,845
                                                                                                          -----------
                                                                                               PAR
                                                                                            ----------
SHORT-TERM INVESTMENTS (10.0%)
    Repurchase agreement with State Street Bank & Trust Co. dated 04/28/95 at 5.87% to be repurchased at $2,439,193 on 05/01/95. (Collateralized by $2,475,000 U.S. Treasury
    Note 6.50%, due 09/30/96, with a market value of $2,488,835.) (Cost $2,438,000)         $2,438,000      2,438,000
                                                                                                          -----------
TOTAL INVESTMENTS (100.0%) (Cost $24,343,994*)                                                            $24,393,845
                                                                                                          -----------
                                                                                                          -----------

+ Non-income producing security.
* Also cost for Federal income tax purposes.

             See Accompanying Notes to Financial Statements.
                                                                              19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS JAPAN OTC FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

ASSETS

                                                                                                      $24,393,845
     Investments at value (Cost $24,343,994)
                                                                                                        1,692,568
     Foreign currency (Cost $1,726,495)
                                                                                                          382,536
     Receivable for investments sold (Cost $383,328)
                                                                                                          190,166
     Deferred organizational costs
                                                                                                           83,602
     Dividends and interest receivable (Cost $78,651)
                                                                                                           30,313
     Receivable for Fund shares sold
                                                                                                           13,751
     Receivable for unrealized gain on forward contracts
                                                                                                          115,556
     Other receivables
                                                                                                      -----------
                                                                                                       26,902,337
          Total assets
                                                                                                      -----------

LIABILITIES

                                                                                                          292,097
     Payable for investments purchased (Cost $293,187)
                                                                                                           36,528
     Accrued expenses
                                                                                                              181
     Other liabilities
                                                                                                      -----------
                                                                                                          328,806
          Total liabilities
                                                                                                      -----------

                                                                                                      $26,573,531
NET ASSETS applicable to 3,386,751 Common Shares outstanding and
  115 Advisor Shares* outstanding
                                                                                                      -----------
                                                                                                      -----------

                                                                                                            $7.85
                                                                                                            -----
                                                                                                            -----
NET ASSET VALUE, offering and redemption price per Common Share ($26,572,630 [div] 3,386,751)
                                                                                                            $7.84
                                                                                                            -----
                                                                                                            -----
NET ASSET VALUE, offering and redemption price per Advisor Share*
  ($901 [div] 115)

* Advisor Shares refer to Series 2 Shares herein and in the prospectus.

              See Accompanying Notes to Financial Statements.
20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                               Warburg Pincus     Warburg Pincus      Warburg Pincus     Warburg Pincus
                                            Capital Appreciation  Emerging Growth  International Equity    Japan OTC
                                                    Fund               Fund                Fund               Fund
                                            --------------------  ---------------  --------------------  --------------
INVESTMENT INCOME:
     Dividends                                  $    866,566        $   385,287       $   16,884,622      $     92,394
     Interest                                        417,191            777,120            6,035,578            52,639
     Foreign taxes withheld                           (2,423)                 0           (2,632,413)          (13,859)
                                            --------------------  ---------------  --------------------  --------------
          Total investment income                  1,281,334          1,162,407           20,287,787           131,174
                                            --------------------  ---------------  --------------------  --------------
EXPENSES:
     Investment advisory                             572,180          1,428,874            8,871,020           141,840
     Administrative services                         163,480            317,528            1,516,613            53,847
     Audit                                            11,486             11,348               25,098             9,837
     Custodian/Sub-custodian                          26,453             56,264              900,807            22,943
     Directors/Trustees                                4,960              4,960                4,960             3,720
     Distribution                                          0                  0                    0            28,368
     Insurance                                         7,467              7,935               20,767             2,266
     Legal                                            13,889             13,785               24,437            12,397
     Organizational                                        0                  0                    0            19,066
     Printing                                         12,853             16,604               39,399             7,690
     Registration                                     16,018             43,913              292,491            24,613
     Shareholder servicing                            20,418            188,426              532,559                 0
     Transfer agent                                   37,099             60,883              532,321            41,327
     Miscellaneous                                    17,498             15,667               38,126             3,712
                                            --------------------  ---------------  --------------------  --------------
                                                     903,801          2,166,187           12,798,598           371,626
     Less: fees waived and expenses
       reimbursed                                          0                  0                    0          (258,152)
                                            --------------------  ---------------  --------------------  --------------
          Total expenses                             903,801          2,166,187           12,798,598           113,474
                                            --------------------  ---------------  --------------------  --------------
            Net investment income (loss)             377,533         (1,003,780)           7,489,189            17,700
                                            --------------------  ---------------  --------------------  --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS AND
  FOREIGN CURRENCY RELATED ITEMS:

     Net realized gain (loss) from security
       transactions                                6,497,435         14,451,273          (53,266,705)       (1,943,522)
     Net realized gain (loss) from foreign
       currency related items                              0                  0            3,272,321        (3,394,945)
     Net increase (decrease) in unrealized
       appreciation from investments and
       foreign currency related items              3,936,137         11,679,784         (110,594,381)           70,023
                                            --------------------  ---------------  --------------------  --------------
            Net realized and unrealized gain
               (loss) from investments and
               foreign currency related
               items                              10,433,572         26,131,057         (160,588,765)       (5,268,444)
                                            --------------------  ---------------  --------------------  --------------
            Net increase (decrease) in net
               assets from operations           $ 10,811,105        $25,127,277       $ (153,099,576)     $ (5,250,744)
                                            --------------------  ---------------  --------------------  --------------
                                            --------------------  ---------------  --------------------  --------------

          See Accompanying Notes to Financial Statements.
                                                                              21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                Warburg Pincus                        Warburg Pincus
                                                             Capital Appreciation                     Emerging Growth
                                                                     Fund                                  Fund
                                                      -----------------------------------   -----------------------------------
                                                          For the                               For the
                                                      Six Months Ended       For the        Six Months Ended       For the
                                                       April 30, 1995       Year Ended       April 30, 1995       Year Ended
                                                        (Unaudited)      October 31, 1994     (Unaudited)      October 31, 1994
                                                      ----------------   ----------------   ----------------   ----------------

FROM OPERATIONS:
    Net investment income (loss)                        $    377,533       $    384,246       $ (1,003,780)      $ (1,678,646)
    Net realized gain (loss) from security
      transactions                                         6,497,435         11,173,174         14,451,273         (5,721,525)
    Net realized gain (loss) from foreign currency
      related items                                                0                  0                  0                  0
    Net change in unrealized appreciation
      (depreciation) from investments and foreign
      currency related items                               3,936,137         (9,106,613)        11,679,784         10,930,919
                                                      ----------------   ----------------   ----------------   ----------------
        Net increase (decrease) in net assets
          resulting from operations                       10,811,105          2,450,807         25,127,277          3,530,748
                                                      ----------------   ----------------   ----------------   ----------------
FROM DISTRIBUTIONS:
    Dividends from net investment income:
        Common shares                                              0           (419,337)                 0                  0
        Advisor shares                                             0            (27,724)                 0                  0
    Distributions in excess of net investment
      income:
        Common shares                                              0                  0                  0                  0
        Advisor shares                                             0                  0                  0                  0
    Distributions from capital gains:
        Common shares                                    (10,460,742)       (12,899,141)                 0        (10,576,150)
        Advisor shares                                      (575,892)          (852,608)                 0         (1,639,316)
                                                      ----------------   ----------------   ----------------   ----------------
        Net decrease from distributions                  (11,036,634)       (14,198,810)                 0        (12,215,466)
                                                      ----------------   ----------------   ----------------   ----------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                          39,742,671         45,617,531        111,724,784        180,813,270
    Reinvested dividends                                  10,763,492         13,809,167            347,867         12,758,387
    Net asset value of shares redeemed                   (27,720,617)       (49,851,500)       (54,921,210)       (71,767,717)
                                                      ----------------   ----------------   ----------------   ----------------
        Net increase in net assets from capital
          share transactions                              22,785,546          9,575,198         57,151,441        121,803,940
                                                      ----------------   ----------------   ----------------   ----------------
        Net increase (decrease) in net assets             22,560,017         (2,172,805)        82,278,718        113,119,222
NET ASSETS:
    Beginning of period                                  167,514,493        169,687,298        304,672,758        191,553,536
                                                      ----------------   ----------------   ----------------   ----------------
    End of period                                       $190,074,510       $167,514,493       $386,951,476       $304,672,758
                                                      ----------------   ----------------   ----------------   ----------------
                                                      ----------------   ----------------   ----------------   ----------------

                   See Accompanying Notes to Financial Statements.
22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    Warburg Pincus                           Warburg Pincus
                 International Equity                           Japan OTC
                         Fund                                     Fund
         ------------------------------------    ---------------------------------------
                                                                       For the Period
             For the                                 For the         September 30, 1994
         Six Months Ended        For the         Six Months Ended     (Commencement of
          April 30, 1995        Year Ended        April 30, 1995     Operations) through
           (Unaudited)       October 31, 1994      (Unaudited)        October 31, 1994
         ----------------    ----------------    ----------------    -------------------
          $    7,489,189      $    1,310,933       $     17,700          $     5,115
             (53,266,705)         48,091,665         (1,943,522)                   0

               3,272,321          (2,772,944)        (3,394,945)            (294,437)

            (110,594,381)         82,484,415             70,023              (35,099)
         ----------------    ----------------    ----------------    -------------------

            (153,099,576)        129,114,069         (5,250,744)            (324,421)
         ----------------    ----------------    ----------------    -------------------



              (5,808,212)         (1,764,380)                 0                    0
                (332,184)           (218,961)                 0                    0

                       0            (223,659)                 0                    0
                       0                   0                  0                    0

             (42,332,078)         (1,047,367)                 0                    0
              (5,756,403)           (129,979)                 0                    0
         ----------------    ----------------    ----------------    -------------------
             (54,228,877)         (3,384,346)                 0                    0
         ----------------    ----------------    ----------------    -------------------

             826,097,889       1,430,739,923         17,783,234           20,287,158
              49,503,945           2,950,772                  0                    0
            (345,979,679)       (249,050,078)        (5,837,595)            (185,101)
         ----------------    ----------------    ----------------    -------------------

             529,622,155       1,184,640,617         11,945,639           20,102,057
         ----------------    ----------------    ----------------    -------------------
             322,293,702       1,310,370,340          6,694,895           19,777,636

           1,733,275,503         422,905,163         19,878,636              101,000
         ----------------    ----------------    ----------------    -------------------
          $2,055,569,205      $1,733,275,503       $ 26,573,531          $19,878,636
         ----------------    ----------------    ----------------    -------------------
         ----------------    ----------------    ----------------    -------------------

                                                                              23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS JAPAN OTC FUND
FINANCIAL HIGHLIGHTS
(For a Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                             Common Shares                         Advisor Shares
                                                  -----------------------------------    -----------------------------------
                                                  For the Six       For the Period       For the Six       For the Period
                                                  Months Ended    September 30, 1994     Months Ended    September 30, 1994
                                                   April 30,       (Commencement of       April 30,       (Commencement of
                                                      1995        Operations) through        1995        Operations) through
                                                  (Unaudited)      October 31, 1994      (Unaudited)      October 31, 1994
                                                  ------------    -------------------    ------------    -------------------

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 9.85             $ 10.00             $ 9.85             $ 10.00
                                                      -----              ------              -----              ------
    Income from Investment Operations:
    Net Investment Income                               .01                 .00                .00                 .00
    Net Loss from Securities and Foreign
      Currency Related Items (both realized and
      unrealized)                                     (2.01)               (.15)             (2.01)               (.15)
                                                      -----              ------              -----              ------
        Total From Investment Operations              (2.00)               (.15)             (2.01)               (.15)
                                                      -----              ------              -----              ------
    Less Distributions:
    Dividends from net investment income                .00                 .00                .00                 .00
    Distributions from capital gains                    .00                 .00                .00                 .00
                                                      -----              ------              -----              ------
        Total Distributions                             .00                 .00                .00                 .00
                                                      -----              ------              -----              ------
NET ASSET VALUE, END OF PERIOD                       $ 7.85             $  9.85             $ 7.84             $  9.85
                                                      -----              ------              -----              ------
                                                      -----              ------              -----              ------

Total Return                                         (36.72%)*           (15.84%)*          (36.89%)*           (15.84%)*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                    $26,573             $19,878             $    1             $     1

Ratios to average daily net assets:
    Operating expenses                                 1.00%*              1.00%*             1.25%*              1.18%*
    Net investment income (loss)                        .16%*               .49%*             (.16%)*              .12%*
    Decrease reflected in above expense ratios
      due to waivers/reimbursements                    2.28%*              4.96%*             2.28%*              4.74%*
Portfolio turnover rate                              138.17%*               .00%            138.17%*               .00%

* Annualized

              See Accompanying Notes to Financial Statements.
                                                                              27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     The Warburg Pincus Equity Funds are comprised of Warburg Pincus Capital Appreciation Fund (the 'Capital Appreciation Fund') and Warburg Pincus International Equity Fund (the 'International Equity Fund') which are registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as diversified, open-end management investment companies, and Warburg Pincus Emerging Growth Fund (the 'Emerging Growth Fund') and Warburg Pincus Japan OTC Fund (the 'Japan OTC Fund,' together with the Capital Appreciation Fund, the International Equity Fund and the Emerging Growth Fund, the 'Funds') which are registered under the 1940 Act as non-diversified, open-end management investment companies.

     Investment objectives for each Fund are as follows: the Capital Appreciation Fund, the International Equity Fund and the Japan OTC Fund seek long-term capital appreciation; the Emerging Growth Fund seeks maximum capital appreciation.

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are generally valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are valued at the last reported bid price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's governing Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which attempts to approximate market value.

     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities.

     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income are declared and paid semiannually for all Funds. Distributions of net realized capital gains, if any, are declared annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

     Each Fund intends to continue to comply with the special provisions of the Internal Revenue Code available to investment companies and therefore no Federal income tax provision is required.

28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

     Costs incurred by the Japan OTC Fund in connection with its organization have been deferred and are being amortized over a period of five years from the date the Japan OTC Fund commenced its operations.

     Each Fund may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund acquires an underlying security subject to an obligation of the seller to repurchase. The value of the underlying security collateral will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Fund's possession.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, Pincus Counsellors, Inc. ('Counsellors'), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), serves as each Fund's investment adviser. For its investment advisory services, Counsellors receives the following fees based on each Fund's average daily net assets:

              FUND                             ANNUAL RATE
---------------------------------   ----------------------------------
Capital Appreciation                  .70% of average daily net assets
Emerging Growth                       .90% of average daily net assets
International Equity                 1.00% of average daily net assets
Japan OTC                            1.25% of average daily net assets

     For the six months ended April 30, 1995, investment advisory fees, waivers and reimbursements were as follows:

                                                GROSS                          NET            EXPENSE
                   FUND                      ADVISORY FEE      WAIVER      ADVISORY FEE    REIMBURSEMENTS
------------------------------------------   ------------    ----------    ------------    --------------
Capital Appreciation                          $  572,180     $        0     $  572,180        $      0
Emerging Growth                                1,428,874              0      1,428,874               0
International Equity                           8,871,020              0      8,871,020               0
Japan OTC                                        141,840       (141,840)             0         116,312

     SPARX Investment & Research, USA, Inc. ('SPARX USA') serves as sub-investment adviser for the Japan OTC Fund. From its investment advisory fee, Counsellors pays SPARX USA a fee at an annual rate of .625% of the average daily net assets of the Japan OTC Fund. No compensation is payable by the Japan OTC Fund to SPARX USA for its sub-investment advisory services.

     Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Counsellors, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC
Bank  Corp.  ('PNC'),   serve  as   each  Fund's   co-administrators.  For   its
administrative  services, CFSI  receives a fee  calculated at an  annual rate of
 .10% of each Fund's average daily net assets. For the six months ended April 30, 1995, administrative services fees earned by CFSI were as follows:

                   FUND                           CO-ADMINISTRATION FEE
-------------------------------------------   ------------------------------
Capital Appreciation                                     $ 81,740
Emerging Growth                                           158,764
International Equity                                      887,102
Japan OTC                                                  11,347

                                                                              29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

     For the six months ended April 30, 1995, administrative services fees earned by PFPC were as follows:

                   FUND                           CO-ADMINISTRATION FEE
-------------------------------------------   ------------------------------
Capital Appreciation                                     $ 81,740
Emerging Growth                                           158,764
International Equity                                      629,511
Japan OTC                                                  42,500

     Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Counsellors, serves as each Fund's distributor. No compensation is payable by the Capital Appreciation Fund, the Emerging Growth Fund or the International Equity Fund to CSI for distribution services. For distribution services with respect to the Common Shares of the Japan OTC Fund, CSI receives a fee at an annual rate of .25% of the Japan OTC Fund's average daily net assets attributable to the Common Shares; no compensation is payable to CSI with respect to the Fund's Advisor Shares. For the six months ended April 30, 1995, CSI earned $28,368 in distribution fees.

3. INVESTMENTS IN SECURITIES

     For the six months ended April 30, 1995, purchases and sales of investment securities (excluding short-term investments) were as follows:

                            FUND                                 PURCHASES         SALES
-------------------------------------------------------------   ------------    ------------
Capital Appreciation                                            $132,677,612    $117,699,248
Emerging Growth                                                  191,272,370     144,738,127
International Equity                                             550,909,981     176,630,818
Japan OTC                                                         23,632,862      13,544,562

     At April 30, 1995, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for Federal income tax purposes) was as follows:

                                                                            NET UNREALIZED
                                       UNREALIZED         UNREALIZED         APPRECIATION
              FUND                    APPRECIATION       DEPRECIATION       (DEPRECIATION)
---------------------------------     ------------      --------------      --------------
Capital Appreciation                  $ 35,905,406      $   (2,026,288)      $ 33,879,118
Emerging Growth                         69,461,748          (7,067,044)        62,394,704
International Equity                   174,273,357        (142,868,247)        31,405,110
Japan OTC                                1,197,112          (1,147,261)            49,851

4. FORWARD FOREIGN CURRENCY CONTRACTS

     The International Equity Fund and the Japan OTC Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the

30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund may enter into forward contracts for hedging purposes or to increase income and total return. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

     At April 30, 1995, the International Equity Fund had the following open forward currency contract and had recorded an unrealized loss of $1,662,070:

SETTLEMENT             CURRENCY                     CURRENCY
   DATE                 BOUGHT                        SOLD
----------     ------------------------    ---------------------------

06/21/95       55,000,000 U.S. Dollars     4,725,050,000 Japanese Yen

     At April 30, 1995, the Japan OTC Fund had the following open forward currency contract and had recorded an unrealized gain of $13,751:

SETTLEMENT             CURRENCY                     CURRENCY
   DATE                 BOUGHT                        SOLD
----------     ------------------------    ---------------------------

05/31/95       23,000,000 U.S. Dollars     1,922,340,000 Japanese Yen

5. CAPITAL SHARE TRANSACTIONS; ADVISOR SHARES

     The Emerging Growth Fund, the International Equity Fund and the Japan OTC Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Advisor Shares. The Capital Appreciation Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are classified as Advisor Shares. Advisor Shares are identical to Common Shares in all respects except that Advisor Shares are sold to institutions ('Service Organizations') that perform certain distribution, shareholder servicing, accounting and/or administrative services for their customers who are beneficial owners of Advisor Shares. Advisor Shares bear the fees paid pursuant to a distribution plan adopted by each Fund in an amount not to exceed .75% (on an annualized basis) of the average daily net asset value of the shares held by the Service Organizations for the benefit of their customers and enjoy certain exclusive voting rights on matters relating to those fees.

     With respect to Advisor Shares, Service Organizations earned the following shareholder servicing fees for the six months ended April 30, 1995:

                     FUND                         SHAREHOLDER SERVICING FEES
-----------------------------------------------   --------------------------

Capital Appreciation                                       $ 20,418
Emerging Growth                                             188,426
International Equity                                        532,559

                                                                              31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

     Transactions in shares of each Fund were as follows:

                               CAPITAL APPRECIATION FUND                                    EMERGING GROWTH FUND
                       Common Shares               Advisor Shares                Common Shares               Advisor Shares
                 --------------------------  --------------------------    --------------------------  --------------------------
                 For the Six                 For the Six                   For the Six                 For the Six
                 Months Ended    For the     Months Ended    For the       Months Ended    For the     Months Ended    For the
                  April 30,     Year Ended    April 30,     Year Ended      April 30,     Year Ended    April 30,     Year Ended
                     1995      October 31,       1995      October 31,         1995      October 31,       1995      October 31,
                 (Unaudited)       1994      (Unaudited)       1994        (Unaudited)       1994      (Unaudited)       1994
                 ------------  ------------  ------------  ------------    ------------  ------------  ------------  ------------

Shares sold        2,912,613     2,958,494        78,480       290,193       3,619,699     6,133,751     1,394,795     2,233,737
Shares issued to
 shareholders on
 reinvestment of
 dividends           818,282       920,210        46,554        61,526          15,653       506,720             0        80,473
Shares redeemed   (2,028,054 )  (3,126,497 )     (58,310)     (460,020 )    (2,361,976 )  (2,859,413 )    (162,815 )    (517,898 )
                 ------------  ------------  ------------  ------------    ------------  ------------  ------------  ------------
Net increase
 (decrease) in
 shares
 outstanding       1,702,841       752,207        66,724      (108,301 )     1,273,376     3,781,058     1,231,980     1,796,312
                 ------------  ------------  ------------  ------------    ------------  ------------  ------------  ------------
                 ------------  ------------  ------------  ------------    ------------  ------------  ------------  ------------
Proceeds from
 sale of shares  $38,700,495   $41,570,590    $1,042,176   $ 4,046,941     $81,131,951   $132,922,995  $30,592,833   $47,890,275
Reinvested
 dividends        10,187,616    12,945,690       575,876       863,477         347,867    11,015,146             0     1,743,241
Net asset value
 of shares
 redeemed        (26,954,367 ) (43,449,501 )    (766,250)   (6,401,999 )   (51,476,215 ) (61,126,667 )  (3,444,995 ) (10,641,050 )
                 ------------  ------------  ------------  ------------    ------------  ------------  ------------  ------------
Net increase
 (decrease) from
 capital share
 transactions    $21,933,744   $11,066,779    $  851,802   $(1,491,581 )   $30,003,603   $82,811,474   $27,147,838   $38,992,466
                 ------------  ------------  ------------  ------------    ------------  ------------  ------------  ------------
                 ------------  ------------  ------------  ------------    ------------  ------------  ------------  ------------

6. NET ASSETS

     Net Assets at April 30, 1995, consisted of the following:

                                              CAPITAL APPRECIATION FUND                        EMERGING GROWTH FUND
                                     Common Shares  Advisor Shares     Total        Common Shares  Advisor Shares     Total
                                     -------------  --------------  ------------    -------------  --------------  ------------

Capital contributed, net             $140,449,920     $8,912,717    $149,362,637    $228,499,590    $ 87,395,078   $315,894,668
Accumulated net investment
  income (loss)                           377,867           (334)        377,533               0               0              0
Accumulated net realized
  gain (loss) from security
  transactions                          6,503,951        (48,729)      6,455,222       7,352,467       1,270,253      8,622,720
Net unrealized appreciation
  (depreciation) from
  investments and foreign
  currency related items               33,776,938        102,180      33,879,118      53,373,929       9,060,159     62,434,088
                                     -------------  --------------  ------------    -------------  --------------  ------------
Net assets                           $181,108,676     $8,965,834    $190,074,510    $289,225,986    $ 97,725,490   $386,951,476
                                     -------------  --------------  ------------    -------------  --------------  ------------
                                     -------------  --------------  ------------    -------------  --------------  ------------

32
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
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
                          INTERNATIONAL EQUITY FUND
                 Common Shares                 Advisor Shares
         -----------------------------   ---------------------------
         For the Six                     For the Six
         Months Ended      For the       Months Ended     For the
          April 30,       Year Ended      April 30,      Year Ended
             1995        October 31,         1995       October 31,
         (Unaudited)         1994        (Unaudited)        1994
         ------------   --------------   ------------   ------------

          41,252,304        64,218,907     4,502,485       7,956,088



           2,339,190           147,031       329,647           6,879
         (19,160,200)      (11,861,720)     (224,062)       (795,406)
         ------------   --------------   ------------   ------------



          24,431,294        52,504,218     4,608,070       7,167,561
         ------------   --------------   ------------   ------------
         ------------   --------------   ------------   ------------

         $745,654,489   $1,275,306,263   $80,443,400    $155,433,660

          43,415,366         2,820,903     6,088,579         129,869

         (341,896,486)    (233,614,600)   (4,083,193)    (15,435,478)
         ------------   --------------   ------------   ------------



         $447,173,369   $1,044,512,566   $82,448,786    $140,128,051
         ------------   --------------   ------------   ------------
         ------------   --------------   ------------   ------------

                                         JAPAN OTC FUND
                       Common Shares                        Advisor Shares
            -----------------------------------   ----------------------------------
                              For the Period                       For the Period
             For the Six    September 30, 1994    For the Six    September 30, 1994
            Months Ended     (Commencement of     Months Ended    (Commencement of
              April 30,     Operations) Through    April 30,     Operations) Through
                1995            October 31,           1995           October 31,
             (Unaudited)           1994           (Unaudited)           1994
            -------------   -------------------   ------------   -------------------
               2,027,520          2,025,697             0                  15



                       0                  0             0                   0
                (657,861)           (18,605)            0                   0
            -------------        ----------             -                 ---
               1,369,659          2,007,092             0                  15
            -------------        ----------             -                 ---
            -------------        ----------             -                 ---

            $ 17,783,234        $20,287,008            $0               $ 150

                       0                  0             0                   0

              (5,837,595)          (185,101)            0                   0
            -------------        ----------             -                 ---



            $ 11,945,639        $20,101,907            $0               $ 150
            -------------        ----------             -                 ---
            -------------        ----------             -                 ---

                    INTERNATIONAL EQUITY FUND                             JAPAN OTC FUND
          Common Shares   Advisor Shares      Total         Common Shares  Advisor Shares     Total
          --------------  --------------  --------------    -------------  --------------  -----------
          $1,815,331,961   $262,660,894   $2,077,992,855     $28,492,692       $1,028      $28,493,720

              8,381,424         977,793        9,359,217               0            0                0


            (54,458,264)     (7,888,102)     (62,346,366)     (1,955,020)         (93)      (1,955,113)



             27,448,056       3,115,443       30,563,499          34,958          (34)          34,924
          --------------  --------------  --------------    -------------      ------      -----------
          $1,796,703,177   $258,866,028   $2,055,569,205     $26,572,630       $  901      $26,573,531
          --------------  --------------  --------------    -------------      ------      -----------
          --------------  --------------  --------------    -------------      ------      -----------

                                                                              33
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                           STATEMENT OF DIFFERENCES
     The divided by symbol will be expressed as ....................... [div]